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                           SALE AND LEASE AGREEMENT



                           dated as of May 25, 1991


                                    between


                          FIRST SECURITY BANK OF UTAH,
                              NATIONAL ASSOCIATION
                               as Owner Trustee,

                                     Lessor

                                      and

                            SOUTHWEST AIRLINES CO.,

                                    Lessee

                         ----------------------------

                       One Boeing Model 737-2H4 Aircraft
                                    (N635W)


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     Certain of the right, title and interest of Lessor in and to this Sale and
Lease Agreement and the Aircraft (including the Engines) has been assigned to and is subject to a security interest in favor of NCNB Leasing Corporation, as Lender. This Sale and Lease Agreement has been executed in several counterparts. No security interest in Lessor's right, title and interest in and to this Sale and Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart. This is not the original counterpart.

                               TABLE OF CONTENTS
                               -----------------
Section                                                                     Page
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Section 1. Definitions.......................................................  1

Section 2. Sale, Lease and Acceptance........................................  8

Section 3. Term and Rent.....................................................  9
3.1  General.................................................................  9
3.2  Lease Term..............................................................  9
3.3  Basic Rent; Renewal Rent................................................  9
3.4  Supplemental Rent.......................................................  9
3.5  Payments................................................................  9

Section 4. Lessor's Representations and Warranties; DISCLAIMER; Certain
Agreements of Lessee......................................................... 10
4.1  Lessor's Representations and Warranties; DISCLAIMER..................... 10
4.2  Certain Agreements of Lessee............................................ 11

Section 5. Return of Aircraft................................................ 11
5.1 General Condition upon Return............................................ 11
       5.1.1  Airworthiness.................................................. 11
       5.1.2  Free of Liens.................................................. 11
       5.1.3  Operating Configuration and Condition.......................... 11
       5.1.4  Cleanliness and Operability.................................... 12
       5.1.5  Parts and Equipment............................................ 12
       5.1.6  TCAS and Windshear............................................. 12
       5.1.7  Corrosion Treatment............................................ 12
5.2 Return of Other Engines.................................................. 12
5.3 Return at End of Base Lease Term or Renewal Lease Term................... 13
       5.3.1  Airframe....................................................... 13
       5.3.2  Engines........................................................ 14
       5.3.3  Boroscope...................................................... 14
       5.3.4  Landing Gears.................................................. 14
       5.3.5  APU............................................................ 14
       5.3.6  Time-Controlled Components..................................... 14
       5.3.7  Cycles/Hours Ratio............................................. 14
5.4 Financial Adjustments.................................................... 14
       5.4.1  Airframe....................................................... 15
       5.4.2  Engines........................................................ 15

                           SALE AND LEASE AGREEMENT

       5.4.3  Landing Gears.................................................. 15
       5.4.4  APU............................................................ 15
       5.4.5  Time-Controlled Components..................................... 15
       5.4.6  Cycles/Hours Ratio............................................. 16
       5.4.7  Certificate as to Return Condition, Etc........................ 16
       5.4.8  Certain Other Financial Adjustment Provisions.................. 16
5.5  Manual, Service Bulletins, Etc.......................................... 16
5.6  Parking upon Return..................................................... 17
5.7  Failure to Return Aircraft or Engines................................... 17
5.8  Aid in  Disposition..................................................... 17

Section 6. Liens............................................................. 17

Section 7. Registration, Operation, Possession, Subleasing and Records....... 18
7.1 Registration and Operation............................................... 18
       7.1.1  Registration................................................... 18
       7.1.2  Nameplate...................................................... 18
       7.1.3  Compliance with Laws........................................... 19
       7.1.4  Insurance Requirements; Government Requisition; Indemnity...... 19
7.2 Possession............................................................... 19
       7.2.1  Interchange and Pooling........................................ 20
       7.2.2  Testing and Service............................................ 20
       7.2.3  Civil Reserve Air Fleet Program................................ 20
       7.2.4  Installation of Engines........................................ 20
       7.2.5  Installation of Engines on Other Airframes..................... 21
       7.2.6  Pooling of Parts............................................... 21
       7.2.7  Wet Lease...................................................... 21
       7.2.8  Sublease to Permitted Air Carriers............................. 21
7.3 Records and Reports...................................................... 23
       7.3.1  Records........................................................ 23
       7.3.2  Information and Reports........................................ 23
       7.3.3  Financial Information.......................................... 23

Section 8. Maintenance; Replacement and Pooling of Parts; Alterations,
Modifications and Additions.................................................. 24
8.1  Maintenance............................................................. 24
       8.1.1  Maintenance Program............................................ 24
       8.1.2  Compliance with Government Requirements........................ 24
8.2  Replacement of Parts.................................................... 24
8.3  Pooling of Parts........................................................ 25
8.4  Alterations, Modifications and Additions................................ 25

                            SALE AND LEASE AGREEMENT

Section 9. Default Purchase Option........................................... 26

Section 10. Loss, Destruction, Requisition, Etc.............................. 27
10.1 Event of Loss with Respect to Airframe.................................. 27
10.2 Event of Loss with Respect to an Engine................................. 27
       10.2.1 Event of Loss.................................................. 27
       10.2.2 Conditions; Lessee's Obligations............................... 28
       10.2.3 Recordation and Opinions....................................... 28
       10.2.4 Conveyance; Replacement Engine................................. 29
       10.2.5 No Reduction of Rent........................................... 29
10.3 Application of Certain Payments......................................... 29
       10.3.1 Replacement of Engine.......................................... 29
       10.3.2 Nonreplacement................................................. 29
10.4 Requisition of Aircraft for Use by Governmental Authorities............. 29
10.5  Requisition of an Engine for Use by Governmental Authorities........... 30
10.6  Application of Payments During Existence of Default.................... 30

Section 11. Insurance........................................................ 30
11.1 Public Liability and Property Damage Insurance.......................... 30
       11.1.1 Type, Form and Amount.......................................... 30
       11.1.2 Coverage....................................................... 31
       11.1.3 Additional Insureds............................................ 31
11.2 Insurance Against Loss of or Damage to Aircraft and Engines............. 31
       11.2.1 Type, Form and Amount.......................................... 31
       11.2.2 War-Risk Insurance............................................. 31
       11.2.3 Certain Requirements........................................... 31
              11.2.3.1 Additional Insureds................................... 32
              11.2.3.2 Payment of Proceeds................................... 32
              11.2.3.3 Waiver of Subrogation................................. 32
       11.2.4 Deductibles.................................................... 32
       11.2.5 Government Indemnity........................................... 32
11.3 General Policy Provisions............................................... 32
       11.3.1 Primary Insurance.............................................. 33
       11.3.2 Coverage for Each Insured...................................... 33
       11.3.3 Waiver of Certain Rights....................................... 33
       11.3.4 Breach of Warranty............................................. 33
       11.3.5 Notice of Termination or Changes............................... 33
       11.3.6 Nonliability for Premiums...................................... 33
       11.3.7 Identity of Insurers........................................... 33
11.4 Application of Insurance Proceeds....................................... 33
11.5 Certificates; Reports, Etc.............................................. 34
11.6 Lessor's Right to Maintain Insurance.................................... 34

                            SALE AND LEASE AGREEMENT
                                     -iii-
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11.7 Insurance for Own Account............................................... 34
11.8 Self-Insurance.......................................................... 35

Section 12. Inspection....................................................... 35

Section 13. Assignment....................................................... 35

Section 14. Events of Default................................................ 36
14.1 Failure to Pay Rent..................................................... 36
14.2 Specific Defaults....................................................... 36
14.3 General Default......................................................... 36
14.4 Misrepresentation and Breach of Warranty................................ 36
14.5 Bankruptcy, Etc......................................................... 36

Section 15. Remedies......................................................... 37
15.1 Default; Remedies....................................................... 37
       15.1.1  Return; Repossession.......................................... 37
       15.1.2  Sale; Use Etc................................................. 37
       15.1.3  Certain Liquidated Damages.................................... 37
       15.1.4  Liquidated Damages upon Sale.................................. 38
       15.1.5  Rescission and Other Remedies................................. 38
15.2 Determination of Fair Market Rental Value and Fair Market Sales Value... 39
15.3 No Waiver, Etc.......................................................... 39

Section 16. Notices.......................................................... 39

Section 17. Net Lease; Lessee's Obligations; No Setoff, Counterclaim, Etc.... 40

Section 18. Renewal Options.................................................. 41

Section 19. Successor Owner Trustee.......................................... 42

Section 20. Right to Perform for Lessee...................................... 42

Section 21. Quiet Enjoyment.................................................. 43

Section 22. Investment of Security Funds; Miscellaneous; Amendment........... 43
22.1 Investment of Security Funds............................................ 43
22.2 Miscellaneous; Amendment................................................ 43

Section 23. Permitted Foreign Air Carriers................................... 44

                            SALE AND LEASE AGREEMENT
                                      -iv-
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Section 24. Lessee's Consent to Mortgage..................................... 44
Section 25. Section 1110 Compliance.......................................... 45
Section 26. Lease Extension.................................................. 45

Exhibit A - Form of Lease Supplement
Exhibit B - Stipulated Loss Value Schedule
Exhibit C - Permitted Foreign Air Carriers





                            SALE AND LEASE AGREEMENT

     THIS SALE AND LEASE AGREEMENT is dated as of May 25, between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement hereinafter referred to ("Lessor"), and SOUTHWEST AIRLINES CO., a Texas corporation ("Lessee").

                                    Recitals
                                    --------
     1. Lessee owns the Aircraft. On February 11, 1991, an AC Form 8050-2 Bill of Sale dated February 8, 1991, from Manufacturers Hanover Trust Company, Trustee, in favor of Lessee covering the Aircraft was recorded by the FAA as Conveyance Number W13757.

     2. The parties hereto desire that Lessor purchase the Aircraft from and lease it back to Lessee as hereinbelow provided.

     In consideration of the premises and the mutual agreements herein contained, Lessor and Lessee agree as follows:

     Section 1. Definitions. Unless the context otherwise requires, the
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following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time, to the extent permitted by, and in accordance with, the terms thereof. For all purposes of this Lease the capitalized terms used but not defined herein are used as defined in the Participation Agreement.

          "Act" means the Federal Aviation Act of 1958, as amended from time to time.

          "Adjusted Rent" means Adjusted Rent as that term is defined in the Trust Agreement.

          "Affiliate" of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

          "Aircraft" means the Airframe with the two Engines (or any Replacement Engine substituted for either of such Engines hereunder), whether or not any of such initial or Replacement Engines may on the Delivery Date or from time to time thereafter be installed on the Airframe or may be installed on any other airframe or on any other aircraft.

          "Airframe" means (i) the Boeing Model 737-2H4 aircraft (excluding Engines or engines from time to time installed thereon) specified in the initial Lease Supplement sold hereunder by Lessee to Lessor, and leased back by Lessor to Lessee, all hereunder and under the initial Lease Supplement, and (ii) any and all Parts so long as the same shall be


                           SALE AND LEASE AGREEMENT
incorporated in such aircraft and any and all Parts removed from such aircraft so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8.

          "Base Lease Term" means the period commencing on the Delivery Date and expiring on the Rent Payment Date in December, 1996.

          "Basic Rent" means the rent identified as Basic Rent in and payable pursuant to Section 3.3, and includes amounts representing any Adjusted Rent payable in accordance with Section 13 of the Participation Agreement

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of Sale.

          "Business Day" means a day on which banks are not required or authorized to close in any of Boston, Massachusetts, Dallas, Texas Salt Lake City, Utah, and, Charlotte, North Carolina, or such other city as shall be the situs of the principal office of Owner Participant, Lessee, Lessor or (so long as the Mortgage shall be in effect) Lender, respectively, at the time in question.

          "Cards" is defined in Section 5.3.1.

          "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          "Delivery Date" means the date of the initial Lease Supplement, which date shall be the date on which the Aircraft is delivered by Lessee to, and accepted by, Lessor hereunder and in turn leased back by Lessor to Lessee hereunder, which date shall be a Business Day.

          "DOT" means the United States Department of Transportation or any governmental person, agency or authority succeeding to the functions of such Department of Transportation.

          "Engine" means (i) each of the Pratt & Whitney JT8D-9A engines identified by manufacturer's serial number in the initial Lease Supplement subjecting the Aircraft to this Lease, whether or not on the Delivery Date or from time to time thereafter installed on such Airframe or installed on any other airframe or on any other aircraft, and (ii) any Replacement Engine, whether or not from time to time thereafter installed on the Airframe or any other airframe or on any other aircraft, together in each case with any and all Parts incorporated in such Engine and any and all Parts removed from such Engine so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8. Except as otherwise set forth herein, at such time as a Replacement Engine shall be substituted


                           SALE AND LEASE AGREEMENT
hereunder such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder.

          "Event of Loss" means, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such property: (i) disappearance or theft of such property or the loss of the use thereof for any reason not covered by any other clause of this definition, including hijacking, for a period of 180 consecutive days or more (unless the location of the property is known and Lessee is diligently pursuing recovery of the property, but in no event beyond the expiration of the Term) or destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property, on the basis of a total loss, or a constructive or compromised total loss; (iii) the confiscation or requisition of use of such property by the Government or any purported foreign government or any instrumentality or agency thereof for a period in excess of twelve consecutive months or for a period continuing beyond the Term, whichever first occurs; (iv) as a result of any rule, regulation, order or other action by the FAA or other governmental body (including any court) having jurisdiction, the use of such property in the normal course of interstate air transportation of persons or cargo shall have been prohibited for a period of more than six consecutive months, unless Lessee, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit normal use by Lessee, or, (A) in the case in which such prohibition shall apply generally to all similar Boeing Model 737-200 series aircraft, if such prohibition is continuing on the last day of the Term, or (B) in all other cases, if such prohibition is continuing on the earlier of the first anniversary of such prohibition and the last day of the Term; (v) the condemnation or requisition of title to such property by the Government or any purported foreign government or any instrumentality or agency thereof; or (vi) respecting any Engine, any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 7.2.1 or any other provision hereof. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. The date of an Event of Loss shall be deemed to be the date of such insurance settlement, loss of use, theft, disappearance, condemnation, confiscation, taking or requisition of title or use or prohibition, except that, for the purposes of clauses (i),
(iii) and (iv) above, no Event of Loss shall be deemed to have occurred until the expiration of the applicable period referred to therein.

          "Extension Period" is defined in Section 26.

          "FAA" means the Federal Aviation Administration or any governmental person, agency or other authority succeeding to the functions of the Federal Aviation Administration.

          "FAA Regulations" means the Federal Aviation Regulations issued pursuant to the Act from time to time, or any successor regulations thereto.

                           SALE AND LEASE AGREEMENT

          "Government" means the federal government of the United States of America or any instrumentality or agency thereof.

          The term "incorporated in" means installed in or attached to or otherwise made a part of.

          "Indemnified Parties" means (i) First Security Bank of Utah, National Association, in its individual capacity and as Owner Trustee, (ii) Owner Participant, (iii) Lender, (iv) the Trust Estate and (v) the respective successors and assigns of the foregoing.

          "Lease", "this Lease", "this Agreement", "hereby", "herein", "hereof", "hereunder" or other words mean this Sale and Lease Agreement, including without limitation supplementation hereof by one or more Lease Supplements.

          "Lease Default" means any event or condition which, with notice or lapse of time or both, would constitute a Lease Event of Default.

          "Lease Event of Default" is defined in Section 14.

          "Lease Period" means each three-month period commencing on the Delivery Date and each three-month anniversary thereof during the Term.

          "Lease Supplement" means a supplement to this Lease, in the case of the initial such supplement substantially in the form attached as Exhibit A hereto, subjecting the Aircraft or other property to this Lease.

          "Lessee means Southwest Airlines Co., a Texas corporation, and its successors and permitted assigns.

          "Lessor" means Owner Trustee.

          "Lessor's Cost" for the Aircraft means $10,000,000.

          "Lessor Liens" means Liens of any Person claiming by, through or under Lessor, First Security Bank of Utah, National Association, in its individual capacity, or Owner Participant, which arise as a result of (i) claims against any such Person not related to the transactions contemplated by the Operative Agreements, (ii) any act or omission of any such Person which is not related to the transactions contemplated by the Operative Agreements, or is in violation of any of the express terms of any of the Operative Agreements, (iii) Taxes or Losses imposed against or incurred by any such Person for which Lessee is not obligated to indemnify pursuant to the Participation Agreement, or (iv) claims against any such Person


                            SALE AND LEASE AGREEMENT
arising out of any transfer by such Person in violation of the express terms of the Operative Agreements.

          "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease or security interest, or any claim or exercise of rights, affecting the title to or any interest in property.

          "Maintenance Program" is defined in Section 8.1.1.

          "Manufacturer" means The Boeing Company, a Delaware corporation, or any Affiliate thereof whose obligations are guaranteed by The Boeing Company, and their respective successors and assigns.

          "Officer's Certificate" means a certificate signed by the Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Person providing such certificate.

          "OP Bank Guaranty" means that certain Guaranty Agreement, dated as of May 25, 1991, of Owner Participant to Lender.

          "Operative Agreements" means this Agreement, the OP Bank Guaranty, each Lease Supplement, the Participation Agreement, the Mortgage, the Note, the Trust Agreement, the Bills of Sale, and the Tax Indemnity Agreement, including any consents included in or attached to any thereof.

          "Overdue Rate" means the lesser of (i) the maximum rate permitted by applicable law or (ii) 2% in excess of the greater of (x) the interest rate publicly announced in Charlotte, North Carolina from time to time by NCNB National Bank of North Carolina as its prime rate, or (y) the interest rate required to be paid under the Note. Any interest payable hereunder at the Overdue Rate shall be computed on the basis of a year of 360 days and actual days elapsed.

          "Owner Participant" means American Finance Group, a Massachusetts general partnership, and its successors and permitted assigns.

          "Owner Trustee" means First Security Bank of Utah, National Association, not in its individual capacity but solely as trustee under the Trust Agreement, and any successor, separate or additional Owner Trustee thereunder.

          "Participation Agreement" means the Participation Agreement, dated as of May 25, 1991, among Lessee, Lender, Owner Participant, and Lessor.



                            SALE AND LEASE AGREEMENT

          "Parts" means all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (a) complete Engines or engines and (b) any items leased by Lessee from a third party (other than Lessor)) which may from time to time be incorporated in the Airframe or any Engine (and "Part" means any of the foregoing) or, so long as title thereto shall remain vested in Lessor in accordance with Section 8.2 hereof, after removal therefrom.

          "Permitted Foreign Air Carrier" means any air carrier listed on Exhibit C hereto (as the same may be modified from time to time in accordance with Section 23) and any successor of any such carrier.

          "Permitted Lien" means any Lien referred to in clauses (a) through (g) of Section 6.

          "Permitted Sublease" means a sublease permitted under Section 7.2.8.

          "Permitted Sublessee" means the sublessee under a Permitted Sublease.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Renewal Rent" means the rent payable in respect of a Renewal Term in an amount determined pursuant to Section 18

          "Renewal Term" means any of the successive periods of integral multiples of two years each (but not more than four years in the aggregate) which follow the end of the Base Lease Term with respect to which Lessee shall have exercised its option pursuant to Section 18 hereof.

          "Rent" means Basic Rent, Renewal Rent and Supplemental Rent.

          "Rent Payment Date" means each three-month anniversary of the Delivery Date during the Base Lease Term and any Renewal Term.

          "Replacement Engine" means a Pratt & Whitney JT8D-9A engine (or an improved model engine manufactured by Pratt & Whitney that is suitable for installation and use on the Airframe and fully compatible with the other Engine or engine installed thereon) which shall have been substituted for an Engine leased hereunder pursuant to Section 5.2 or 10.2.



                           SALE AND LEASE AGREEMENT

          "Securities Act" means the Securities Act of 1933, as amended.

          "SLV Determination Date" means any date set forth in Exhibit B hereto.

          "Stipulated Loss Value" means the amount determined by multiplying the Lessor's Cost of the Aircraft by the percentage set forth in Exhibit B hereto opposite the SLV Determination Date next preceding the date on which Stipulated Loss Value is being paid (or, if such payment date is an SLV Determination Date by the percentage set forth opposite such SLV Determination
Date), as such amount may be adjusted pursuant to Section 13 of the Participation Agreement.

          "Supplemental Rent" means, without duplication, all amounts, liabilities and obligations (other than Basic Rent or Renewal Rent) which Lessee assumes or agrees to pay to Lessor or any other Person hereunder, under the Participation Agreement or any of the other Operative Agreements (other than the Tax Indemnity Agreement), including without limitation (i) Stipulated Loss Value payments, (ii) all amounts required to be paid by Lessee under the agreements, covenants and indemnities contained in the Participation Agreement and (iii) all amounts required to be paid by Lessee pursuant to Section 3.4 and Section 5 hereof, whether or not designated as Supplemental Rent in any such case.


          "Tax Indemnity Agreement" means the Tax Indemnity Agreement, dated as of May 25, 1991, among Lessor, Owner Participant and Lessee.

          "Term" means the term for which the Aircraft is leased pursuant to
Section 3 hereof and shall include the Base Lease Term, any Renewal Term and the Extension Period, if any.

          "Transfer" means, with respect to any Person, to transfer, by bill of sale or otherwise, all such Person's right, title and interest in and to the Aircraft, Airframe or any Engine, as the case may be, to another Person on an "as is, where is" basis, free and clear of any Lessor Lien but otherwise without recourse, representation or warranty, express or implied, and including an express disclaimer of warranties, representations and guarantees in a manner comparable to that set forth in Section 4.1.

          "Trust Agreement" means the Trust Agreement, dated as of May 25, 1991, between Owner Participant and First Security Bank of Utah, National Association, in its individual capacity.

          "Trust Estate" means the Trust Estate as that term is defined in the Trust Agreement.



                            SALE AND LEASE AGREEMENT

          "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

          "U.S. Air Carrier" means any United States air carrier (i) as to which there is in force a certificate issued pursuant to Section 401 of the Act, (ii) as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof, and (iii) which, at the time a Permitted Sublease is (or is proposed to be) entered into, is not the subject of proceedings under the Federal Bankruptcy Code of 1978, as amended.

          "Wet Lease" means any arrangement whereby Lessee agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which the Airframe and Engines or engines (i) shall be operated solely by regular employees of Lessee possessing all current certificates and licenses that would be required under the Act for the performance by such employees of similar functions within the United States of America (it being understood that cabin attendants need not be regular employees of Lessee), (ii) shall be maintained by Lessee in accordance with its Maintenance Program and (iii) shall be and remain, in the hands of such third party, subject to all other terms and conditions of this Lease.

     Section 2. Sale, Lease and Acceptance.
                --------------------------

          (a) Lessor, subject to satisfaction or waiver of the conditions set forth in Section 5 of the Participation Agreement and the concurrent acceptance hereunder by Lessee of the Aircraft, hereby agrees, to the extent that the funds received by it pursuant to Section 2 of the Participation Agreement are adequate for the purpose, to purchase at a purchase price equal to Lessor's Cost and to accept delivery on the Delivery Date from Lessee hereunder and to lease back to Lessee hereunder, and Lessee hereby agrees, expressly for the direct benefit of Lessor and Owner Participant to sell to Lessor and to lease back from Lessor hereunder on the Delivery Date, the Aircraft, which shall have been accepted by Lessor and Lessee hereunder as evidenced by the execution by Lessor and Lessee of the Lease Supplement conveying to Lessor and leasing to Lessee the Aircraft hereunder; provided, however, that Lessor and Lessee shall have no further obligation hereunder with respect to the Aircraft if the Delivery Date shall not have occurred on or before June 15, 1991. The purchase price of the Aircraft shall be paid by Lessor to Lessee on the Delivery Date in the manner specified in Section 3 of the Participation Agreement.

          (b) Lessor hereby authorizes each of Gary C. Kelly, John D. Owen and Deborah Ackerman, all of whom are employees of Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Aircraft from Lessee pursuant hereto. Lessee hereby agrees that in the event delivery of the Aircraft shall be accepted by an


                           SALE AND LEASE AGREEMENT
employee or employees of Lessee pursuant to such authorization by Lessor, such acceptance of delivery by such employee or employees on behalf of Lessor shall, without further act, also irrevocably constitute acceptance by Lessee of the Aircraft for all purposes of this Agreement.

     Section 3. Term and Rent.
                -------------

          3.1  General. Except as otherwise provided herein, the Term for the
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Aircraft shall commence on the Delivery Date specified in the initial Lease
Supplement and shall terminate as herein provided.

          3.2  Lease Term. Except as provided herein, the Aircraft shall be
               ----------
leased hereunder for the Base Lease Term, any Renewal Term and the Extension Period, if any.

          3.3 Basic Rent; Renewal Rent. Lessee hereby agrees to pay to Lessor
              ------------------------
Basic Rent, in arrears, on each Rent Payment Date during the Base Lease Term, in the amount of $462,154, as such amount may be adjusted pursuant to Section 13 of the Participation Agreement. If Lessee exercises its option under Section 18 to renew this Lease for any Renewal Term, then Lessee shall pay to Lessor Renewal Rent, in arrears, on each Rent Payment Date during such Renewal Term.

          3.4 Supplemental Rent. Lessee also agrees to pay (or cause to be paid)
              -----------------
to Lessor, or to whomsoever shall be entitled thereto, all Supplemental Rent with respect to Stipulated Loss Value when and as the same shall become due and owing and all other amounts of Supplemental Rent within five days after demand or such other relevant period as may be provided in any Operative Agreement. Lessee will also pay to Lessor, or to whomsoever shall be entitled thereto, as Supplemental Rent, to the extent permitted by applicable law, interest at the Overdue Rate on any part of any installment of Basic Rent or Renewal Rent not paid when due for any period from and including the date on which the same was due to but excluding the date of payment in full and (to the extent permitted by applicable law) on any payment of Supplemental Rent not paid when due to Lessor, or to whomsoever shall be entitled thereto, as the case may be, for the period from the date on which the same was due to but excluding the date of payment in full. The expiration or other termination of Lessee's obligation to pay Basic Rent or Renewal Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

          3.5 Payments. Payments of Rent and any and all other payments payable
              --------
to Lessor hereunder shall be paid in funds of the United States of America which shall be immediately available not later than 11:00 A.M., New York City time, on the date due at the office of Lessor at 79 Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, Re: Southwest Airlines 1991 Trust N63SW, or as otherwise directed by Lessor in writing at least five Business
Days prior to the date such payment is due; provided, however, that until Lessee shall have received notice from Lender that all amounts payable


                            SALE AND LEASE AGREEMENT
to Lender under the Mortgage and the Note have been paid in full and satisfied, all such payments due from Lessee (including without limitation amounts payable by Lessee under Section 5, Section 9, Section 10, Section 11, Section 15 and
Section 18 hereof but excluding any amounts representing Adjusted Rent) shall be made by wire transfer to the office of Lender at the address referred to in
Section 12.7 of the Participation Agreement, or as otherwise designated from time to time in writing by Lender. Except as otherwise expressly provided herein, whenever any payment of Rent or other payment to be made hereunder shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding day which is a Business Day and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

     Section 4.  Lessor's Representations and Warranties: DISCLAIMER: Certain
                 ------------------------------------------------------------
Agreements of Lessee.
- ---------------------

          4.1  Lessor's Representations and Warranties: DISCLAIMER.  LESSEE
               ---------------------------------------------------
EXPRESSLY AGREES TO TAKE THE AIRCRAFT "AS IS". NEITHER LESSOR (INDIVIDUALLY OR AS OWNER TRUSTEE) NOR OWNER PARTICIPANT MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT OR ANY PART
           ----------------------------------
THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, except that First Security Bank of Utah, National Association, in its individual capacity (i) represents and warrants that on the Delivery Date Lessor shall have received whatever title thereto as was conveyed to it by the Lessee, (ii) represents and warrants that on the Delivery Date the Aircraft shall be free of Lessor Liens attributable to it, (iii) agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to the Airframe or any Engine or any other portion of the Trust Estate, and (iv) represents and warrants that it is a "citizen of the United States" as defined in Section 101(16) of the Act and agrees that if at any time a responsible officer in its Corporate Trust Department shall obtain actual knowledge that it has ceased to be a "citizen of the United States" within the meaning of Section 101(16) of the Act it will, if required under Section 6.3.1.5 of the Participation Agreement, promptly resign as Owner Trustee, effective upon the appointment of a successor Owner Trustee in accordance with Section 9.01 of the Trust Agreement. Lessor covenants that during the Term (so long as no Lease Event of Default shall have occurred and be continuing) it will not, through its own actions or


                           SALE AND LEASE AGREEMENT
breaches of any of its obligations under the Operative Agreements, interfere or cause any interference in the quiet enjoyment of the Aircraft by Lessee or any Permitted Sublessee and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to the Airframe or any Engine.

     4.2 Certain Agreements of Lessee. All obligations of Lessee in this Lease
          ---------------------------
shall be done, performed or complied with at Lessee's cost and expense, whether or not so expressed, unless otherwise expressly stated herein or in the Participation Agreement. Lessee hereby agrees with Lessor for the benefit of Owner Participant that it shall perform the agreements, covenants and indemnities set forth in the Participation Agreement (including, without limitation, Sections 8.1 and 8.2 of the Participation Agreement) which are incorporated herein, and hereby restates Lessee's representations and warranties set forth in the Participation Agreement, as fully and to the same extent and with the same force and effect as if set forth in full in this Section 4.2.

     Section 5. Return of Aircraft.
                ------------------

          5.1  General Condition upon Return. Subject to Sections 9 and 10, upon
               -----------------------------
the expiration or termination of this Lease, Lessee (i) will cause the Aircraft, if then not registered in the name of Lessor or its designee with the FAA for any reason, to be reregistered in the name of Lessor or such designee with the FAA, (ii) unless otherwise provided pursuant to Section 5.6, will return the Aircraft to Lessor by delivering the same at any location in the continental United States selected by Lessor to which Lessee has regularly scheduled flights, (iii) if at the time of such delivery the Mortgage shall not have been fully discharged, will notify Lender of such location and of such delivery, and
(iv) shall comply with the provisions of Section 5.5. All costs associated with the return flight shall be for the account of Lessee, and Lessor shall have no obligation to pay Lessee for any fuel or oil remaining in the Aircraft at the time of such delivery. At the time of such return, the Airframe and Engines or engines installed thereon, as the context may require:

          5.1.1  Airworthiness. Subject to the exception described in clause
                 -------------
(iii) of Section 8.1.1, shall be duly certificated as an airworthy aircraft by the FAA under Part 121 of the Federal Aviation Regulations or any successor provision, and shall have onboard currently valid certificate of airworthiness issued by the FAA;

          5.1.2  Free of Liens. Shall be free and clear of all Liens (other than
                 -------------
Lessor Liens) and all rights of third parties under pooling, interchange, overhaul, repair or other similar agreements or arrangements (other than such rights which constitute Lessor Liens);

          5.1.3  Operating Configuration and Condition. Shall be in a
                 -------------------------------------
configuration suitable for operation in regularly scheduled commercial airline passenger service in the


                           SALE AND LEASE AGREEMENT

United States and shall be in as good operating condition as on the Delivery Date, ordinary wear and tear and changes and alterations properly made by Lessee as permitted under this Lease excepted, or, in the case of any such engines owned by Lessee, shall have a value and utility at least equal to, and shall be in as good operating condition as required by the terms hereof with respect to, Engines constituting part of the Aircraft but not then installed on the Airframe. All Lessee or Permitted Sublessee exterior markings, as the case may be, shall have been painted over in matching exterior colors;

          5.1.4  Cleanliness and Operability. Shall be clean by United States
                 ---------------------------
commercial airline operating standards with all installed equipment, systems and components operable and functioning in accordance with their intended use;

          5.1.5  Parts and Equipment. Shall have installed thereon all Engines
                 -------------------
and Parts installed thereon at the commencement of the Term therefor or Engines or replacements therefor made in accordance with the terms of this Lease and
Section 13 of the Participation Agreement;

          5.1.6  TCAS and Windshear. Shall have installed thereon a Terminal
                 ------------------
Collision Avoidance System and windshear detection system (as required by FAA airworthiness directive, and as implemented by Lessee for the balance of its Boeing Model 737-200 fleet), both at Lessee's expense; and

          5.1.7  Corrosion Treatment. Shall have been maintained in compliance
                 -------------------
with the corrosion prevention procedures to the extent set forth in the Maintenance Program

          5.2  Return of Other Engines. In the event that any engine not owned
               -----------------------
by Lessor shall be installed on the Airframe returned in accordance with Section 5.1, such engine shall be a Pratt & Whitney JT8D-9A engine (or an improved model engine manufactured by Pratt & Whitney which is fully compatible with the other Engine or engine installed on the Airframe). At the time of such replacement, such engine shall have performance and durability characteristics and a value, condition and utility at least equal to the Engine it replaced hereunder, assuming such Engine was maintained in accordance with the requirements of this Lease, and at the time the Airframe is returned shall fully comply with all the requirements of this Lease, including this Section 5, which are applicable to Engines. Upon return of the Aircraft, Lessee shall duly convey to Lessor good and marketable title to any such replacement engine, free and clear of all Liens other than Lessor Liens; and, upon such conveyance and as a condition thereto, Lessee will (a) furnish Lessor with a full warranty (as to title) bill of sale, in form and substance reasonably satisfactory to Lessor, with respect to each such replacement engine, together with an opinion of counsel to the effect that such bill of sale has been duly authorized and delivered and is enforceable in accordance with its terms and that each such replacement engine is free and clear of all Liens other than Lessor Liens, and (b) take such other action as Lessor may reasonably


                           SALE AND LEASE AGREEMENT
request in order that title to such replacement engine may be duly and properly vested in Lessor to the same extent as the Engine replaced thereby. Upon compliance by Lessee with the foregoing and full performance by Lessee of all of its payment obligations hereunder, Lessor will, so long as no Lease Event of Default or Lease Default has occurred and is continuing, Transfer to Lessee any Engine not installed on the Airframe at the time of return, free and clear of all Lessor Liens, but otherwise without recourse or warranty (other any manufacturer's or other third-party warranties applicable to such Engines).

          5.3  Return at End of Base Lease Term or Renewal Lease Term. Upon
               ------------------------------------------------------
return of the Aircraft at the expiration or termination of this Lease, Lessee shall have caused all of the following to be complied with: (i) all FAA Airworthiness Directives, all mandatory service bulletins from Manufacturer, and all mandatory service bulletins from the manufacturer of the engines then installed on the Airframe (in compliance with Section 5.2), in each case applicable to the Aircraft and required by the terms thereof to have been complied with on or prior to the return date, and (ii) all such FAA Airworthiness Directives and bulletins which have been issued not less than six months prior to the end of the Term and which require compliance after the return date but prior to the six-month anniversary of the return date. During the Term, Lessee shall have treated the Aircraft in a manner similar to the manner in which Lessee treated all other Boeing Model 737-200 aircraft in its fleet during the Term, including, without limitation, with respect to maintenance, additions and modifications (other than as contemplated by Section 5.4).

     At the request of Lessor delivered to Lessee not more than 30 days prior to the end of the Term, the Aircraft shall be check flown by Lessee (or any Permitted Sublessee) on the return flight described in Section 5.1 or the flight to Lessee's principal maintenance facilities pursuant to Section 5.6, as the case may be. The form of test flight procedure be to followed shall be in accordance with Lessee's normal test flight procedure. Up to five of Owner Participant's designees or representatives may participate in such flight as observers.

     At redelivery of the Aircraft to Lessor hereunder, the following specific requirements shall be met by Lessee:

          5.3.1  Airframe. (I) 25% of the time (or cycles, if applicable)
                 --------
between the performance of each structural work task card (the "Cards") shall remain before the next required performance of such Cards (or the equivalent used at the time under Lessee's Maintenance Program) (it being understood that, as used herein, the term "Cards" refers to the heaviest airframe check currently used under Lessee's Maintenance Program), (II) Lessee shall have performed a complete "C" check or its equivalent (all phases) on the Airframe no more than 200 flight hours prior to its return to Lessor, during which "C" check or equivalent, as the case may be, Lessor shall have had full access to inspect the Aircraft, subject to the provisions of Section 12 (and Lessee shall have corrected to Lessor's reasonable satisfaction any deficiencies discovered during such check, and will not have deferred any maintenance


                           SALE AND LEASE AGREEMENT
discrepancies), and (III) Lessee shall have completed a "B" check immediately prior to redelivery;

          5.3.2  Engines. The Engines or engines installed on the Airframe (in
                 -------
compliance with Section 5.2) shall not have been used for more than an aggregate of 12,000 hours or 12,000 cycles since the last shop visit;

          5.3.3  Boroscope. The hot section of each Engine or engine installed
                 ---------
on the Airframe (in compliance with Section 5.2) shall be inspected by boroscope and any defects which are outside the manufacturer's recommended airworthiness limitations shall be corrected such that they are brought within such limitations;

          5.3.4  Landing Gears. Each of the main and nose landing gears shall
                 -------------
have at least 25% of the time between shop visits remaining until the next scheduled shop visit or replacement;

          5.3.5  APU. The auxiliary power unit ("APU") shall have at least 25%
                 ---
of the Aircraft hours between major shop level inspections remaining until the next such inspection;

          5.3.6  Time-Controlled Components. All time-controlled components,
                 --------------------------
other than engines and landing gears, shall have at least 3,000 hours (unless one-half of the allowable hours is actually less than 3,000 hours, in which case one-half of such allowable hours) or twelve months, as applicable, remaining to the next scheduled shop visit or replacement; and

               5.3.7  Cycles/Hours Ratio. The ratio of cycles to block hours for
                      ------------------
the Aircraft shall not exceed 1.33 to 1.0.

          5.4  Financial Adjustments. At such time as the Aircraft is returned
               ---------------------
pursuant to this Section 5, the hours and cycles, as applicable, remaining with respect to each item referred to in Section 5.3 shall be determined in accordance with Section 5.4.7, and, subject to Section 5.3 and Section 5.4.7, the appropriate financial adjustment shall be determined on the date the Term ends as follows, and paid at the time of such return:



                           SALE AND LEASE AGREEMENT

          5.4.1  Airframe. In the event that the Airframe is returned to Lessor
                 --------
with other than 50% of the allowable hours between Cards remaining, then the adjustment amount in respect of the Airframe shall be determined by multiplying
(i) the difference between the actual number of hours remaining to the next Cards and 50% of the allowable hours between Cards by (ii) the cost per hour paid by Lessee to third parties, at the time such Aircraft is returned, for the performance of such Cards. If the actual number of hours remaining exceeds 50% of the allowable hours, then Lessor shall pay such adjustment amount to Lessee; otherwise, Lessee shall pay such adjustment amount to Lessor.

          5.4.2  Engines. In the event that the Engines or engines installed on
                 -------
the Airframe (in compliance with Section 5.2) returned to Lessor have less than an aggregate of 12,000 hours or cycles used since the last shop visit, then the adjustment amount in respect of the Engines or such engines shall be determined by multiplying (i) the difference between the actual aggregate number of hours or cycles used, whichever is the more limiting, and 12,000 hours or cycles, by
(ii) the then-current average cost per hour to Lessee of restoring usable engine time, and Lessor shall pay such adjustment amount to Lessee. For the purpose of determining the cost of restoring usable engine time it shall be assumed that one hour is equal to one cycle.

          5.4.3  Landing Gears. In the event that either the main or nose
                 -------------
landing gear is returned to Lessor with more than 25% of cycles remaining until the next scheduled shop visit or replacement, then the adjustment amount in respect of such landing gear shall be determined by multiplying (i) the difference between the actual number of cycles remaining to the next scheduled shop visit and 25% of the allowable cycles between shop visits by (ii) the cost per cycle paid by Lessee to third parties, at the time the Aircraft is returned, for the overhaul of a nose gear or main gear, as applicable, and Lessor shall pay such adjustment amount to Lessee. For the purpose of determining the cost of restoring usable landing gear time it shall be assumed that one hour is equal to one cycle.

          5.4.4  APU. In the event that the APU is returned to Lessor with other
                 ---
than 50% of the Aircraft hours between major shop level inspections remaining until the next such inspection, then the adjustment amount in respect of the APU shall be determined by multiplying (i) the difference between the actual number of Aircraft hours remaining to the next such inspection and 50% of the allowable Aircraft hours by (ii) the cost per hour paid by Lessee to third parties, at the time the Aircraft is returned, for the performance of restoring usable time to such APU. If the actual number of Aircraft hours remaining exceeds 50% of the allowable Aircraft hours, then Lessor shall pay such adjustment amount to Lessee; otherwise, Lessee shall pay such adjustment amount to Lessor.

          5.4.5  Time-Controlled Components.  In the event that any time-
                 --------------------------
controlled component (other than Engines and landing gears) is returned to Lessor with more than 3,000 hours (unless one-half of the allowable hours is actually less than 3,000 hours, in


                           SALE AND LEASE AGREEMENT
which case more than one-half of such allowable hours) or 12 months, as applicable, remaining to the next scheduled shop visit or replacement as provided in Section 5.3.6, then the adjustment amount in respect of such time-controlled component shall be determined by multiplying (i) the difference between the number of hours or months, as applicable, remaining and 3,000 hours, one-half of such allowable hours, or 12 months, as applicable, by (ii) the then-current average vendor overhaul cost per hour to Lessee for such component, and Lessor shall pay such adjustment amount to Lessee.

          5.4.6  Cycles/Hours Ratio. In the event that the ratio of cycles to
                 ------------------
block hours for the Aircraft exceeds 1.33 to 1.0, then Lessee shall pay to Lessor an amount equal to $150 for each actual cycle on the Aircraft in excess of the number obtained by multiplying (i) the number of block hours by (ii) 1.33.

          5.4.7  Certificate as to Return Condition, Etc. At the end of the
                 ---------------------------------------
Term, Lessee shall furnish Lessor with an Officer's Certificate setting forth the hours and cycles remaining on the Engines, the landing gears and the Airframe. Such certificate shall be used in determining the amount of any payments due pursuant to this Section 5.4.

          5.4.8  Certain Other Financial Adjustment Provisions.
                 ---------------------------------------------
          (a) Any payment to be made by either party hereto pursuant to this
Section 5.4 shall be net of all amounts to be paid to such party pursuant to this Section 5.4.

          (b) Notwithstanding any provision herein to the contrary, neither party hereto shall be required to pay to the other party hereto pursuant to the provisions of this Section 5.4 any amount in excess of $150,000 (net of all amounts owed to such party as provided in clause (a) above).

          (c) Lessee shall use its best efforts to avoid returning the Engines with an aggregate number of hours or cycles used since the last shop visit which is materially less than 12,000, by replacing one or both of the Engines with such Replacement Engines, if any, as are available immediately prior to such return.

          (d) Lessee shall have the option to perform the work necessary to conform the Aircraft to the condition required by this Section 5.4 in lieu of paying any adjustment amount hereunder.

          5.5  Manual, Service Bulletins, Etc.  Upon return of the Aircraft at
               ------------------------------
the expiration or termination of this Lease, Lessee shall deliver or cause to be delivered to Lessor originals or copies of all logs, manuals, drawings and data and inspection, modification and overhaul records in respect of the Aircraft, including without limitation originals of all such documents as are required to be maintained under applicable rules and regulations of


                           SALE AND LEASE AGREEMENT
the FAA, updated through the date of return. All "no-charge" service bulletin kits received by or on behalf of Lessee from Manufacturer, Engine manufacturer or vendors for the Aircraft and Engines or engines and not incorporated therein shall be returned at no charge to Lessor as cargo on board the Aircraft at the time of its return. At the time the Aircraft is returned, Lessor shall have the option to purchase from Lessee, at Lessee's cost therefor, any "charge" service bulletin kits purchased by Lessee which have not been incorporated in the Aircraft. All such items shall thereupon become the property of Lessor. In addition, at the time of such return, Lessee will provide copies of all documentation, including all Cards, necessary or appropriate to permit Lessor (or any purchaser or lessee of the Aircraft) to maintain the Aircraft in accordance with the Maintenance Program.

          5.6  Parking upon Return. Upon written request of Lessor received by
               -------------------
Lessee at least 10 days prior to its return of the Aircraft at the expiration or termination of this Lease and in lieu of returning the Aircraft to a location as provided in Section 5.1, Lessee will provide free parking facilities for the Aircraft for a period not exceeding 30 days following return thereof by Lessee at the location at which Lessee has its principal maintenance facilities; provided, that such parking shall be at Lessor's risk and any expenses in connection with such parking shall be paid by Lessor, including the cost of any insurance therefor; provided, further, that Lessee shall provide such parking facilities for an additional 60 days on a space-available basis.

          5.7  Failure to Return Aircraft or Engines. If Lessee shall, for any
               -------------------------------------
reason whatsoever, fail to return the Aircraft or any Engine at the time specified herein, the obligations of Lessee as provided in this Lease (including the obligation to pay Rent on the same basis as that applicable immediately prior to such failure) shall continue in effect with respect to the Aircraft or such Engine until either (i) the Aircraft or such Engine is returned to Lessor or (ii) the Stipulated Loss Value shall have been paid to Lessor (it being understood that such Stipulated Loss Value shall be determined as of the date such return was to have been made); but this Section 5.7 shall not be construed as permitting Lessee to fail to meet its obligation to return the Aircraft or such Engine in accordance with the requirements of this Lease or constitute a waiver of a Lease Event of Default.

          5.8  Aid in Disposition. Lessee agrees that, during the last twelve
               ------------------
months of the Term (and during any storage period) it will cooperate (and will use its best efforts to cause any sublessee to cooperate) in all reasonable respects with any efforts of Lessor to lease or sell the Aircraft, including without limitation (subject to the provisions of Section 12) permitting potential lessees or purchasers to inspect the Aircraft and the records relating thereto; provided, that such cooperation shall be without out-of-pocket expense or risk to Lessee (or any sublessee).

     Section 6. Liens. Lessee will not directly or indirectly create, incur,
                -----
assume or suffer to exist any Lien on or with respect to the Aircraft, the Airframe or any Engine, title thereto


                           SALE AND LEASE AGREEMENT
or any interest therein or in this Lease except: (a) the respective rights of the parties to the Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7.2 and 8.3; (c) Lessor Liens; (d) liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (e) materialmen's, mechanics', workers', repairers', employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or not overdue for a period of more than 60 days or is being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings so long as such Liens do not involve any material danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (f) Liens arising out of any judgment or award against Lessee, unless the judgment secured shall not, within 45 days after entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within 45 days after the execution of such stay; and (g) any other Lien with respect to which Lessee shall have provided a bond or other security adequate in the reasonable judgment of Lessor. Lessee will promptly take (or cause to be taken) such action at its own expense as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

     Section 7. Registration, Operation, Possession, Subleasing and Records.
                -----------------------------------------------------------

          7.1  Registration and Operation.
               --------------------------

                 7.1.1  Registration.  Lessee shall forthwith upon the delivery
                        ------------
of the Aircraft hereunder cause the Aircraft to be duly registered and at all times thereafter to remain duly registered in the name of Lessor with the FAA pursuant to and as permitted by the Act (it being understood that Lessee shall not be required to comply with this covenant to the extent that First Security Bank of Utah, National Association's or Owner Participant's failure to comply with its covenant set forth in Section 6.3.1.5 or Section 6.2.5, respectively, of the Participation Agreement with regard to its citizenship makes such compliance by Lessee impossible).

                 7.1.2  Nameplate. As soon as practicable after the Delivery
                        ---------
Date, and in any event within 30 days thereof, Lessee agrees to affix and thereafter to maintain in the cockpit of the Airframe adjacent to the airworthiness certificate and on each Engine a nameplate bearing the inscription "OWNED BY AND LEASED FROM FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, OWNER AND LESSOR" and, so long as the Mortgage shall be in effect, "SUBJECT TO A SECURITY


                           SALE AND LEASE AGREEMENT

INTEREST IN FAVOR OF NCNB LEASING CORPORATION, AS MORTGAGEE" (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Lessor). Except as above provided, Lessee will not allow the name of any person, association or corporation to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of ownership; provided that nothing herein contained shall prohibit Lessee (or any Permitted Sublessee) from placing its customary colors and insignia on the Airframe or any Engine or displaying information concerning the registration or manufacture of the Aircraft, the Airframe, any Engine or Part.

          7.1.3  Compliance with Laws.  Lessee agrees that it will not use or
                 --------------------
operate the Aircraft, the Airframe or any Engine in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign) or in violation of any airworthiness certificate, license or registration relating to the Aircraft, the Airframe or any Engine issued by any such authority, except to the extent Lessee is contesting in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not material adversely affect Lessor's interest in the Aircraft.

          7.1.4  Insurance Requirements; Government Requisition; Indemnity.
                 ---------------------------------------------------------
Lessee agrees not to operate, use or locate the Aircraft, the Airframe or any Engine, or permit any Permitted Sublessee to operate, use or locate the Aircraft, the Airframe or any Engine, (i) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition by the Government where Lessee obtains indemnity (backed by the full faith and credit of the United States of America) in lieu of such insurance from the Government against the risks and in the amounts required by Section 11 covering such area, or (ii) in any area where maintenance of war-risk insurance is required by Section 11 unless fully covered by war-risk insurance satisfying the terms of Section 11, or unless the Aircraft, the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability (backed by the full faith and credit of the United States of America) in an amount not less than the amount of insurance otherwise required by Section 11 for any damage, loss, destruction or failure to return possession of the Aircraft, the Airframe or such Engine at the end of the term of such contract or for injury to persons or damage to property of others, or
(iii) with respect to any sublease to a Permitted Foreign Air Carrier, in any area referred to in subclause 3(iv) of Section 7.2.

          7.2  Possession. Lessee will not, without the prior written consent of
               ----------
Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided, however, that, so long as no Lease Event of Default shall have occurred and be continuing, and so long as Lessee shall comply with



                           SALE AND LEASE AGREEMENT
the provisions of Section 11, and all FAA approvals required for such purposes have been obtained, Lessee may, without such prior written consent:

          7.2.1  Interchange and Pooling.  Subject or permit any Permitted
                 -----------------------
Sublessee to subject (i) the Aircraft, Airframe or any Engine to normal interchange agreements customary in the United States domestic commercial airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of its business, and (ii) any Engine to pooling agreements or arrangements customary in the airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of its business; but in either case (A) no transfer of the registration of the Airframe or any Engine shall be effected in connection therewith and the terms of this Lease and the Participation Agreement shall be observed, and (B) no such agreement or arrangement shall contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and if Lessor's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect thereto and Lessee shall comply with Section 10.2 hereof;

          7.2.2  Testing and Service. Deliver or permit any Permitted Sublessee
                 -------------------
to deliver possession of the Aircraft, Airframe or any Engine or Part, to the manufacturer thereof for testing or other similar purposes, or to any organization for service, repair, maintenance or overhaul work on the Aircraft, Airframe or any Engine or Part, or for alterations or modifications in or additions to the Aircraft, Airframe or any Engine to the extent required or permitted by the terms of Section 8.4;

          7.2.3  Civil Reserve Air Fleet Program.  Transfer or permit any
                 -------------------------------
Permitted Sublessee, if required by law to do so, to transfer possession of the Aircraft, Airframe or any Engine to the Government pursuant to the Civil Reserve Air Fleet Program administered pursuant to Executive Order No. 10999, as amended, or any similar or substitute programs, so long as such transfer of possession does not continue beyond the end of the Term and so long as Lessee shall (A) promptly notify Lessor upon subjecting the Airframe or any Engine to such program and provide Lessor with the name and address of the appropriate party to whom notice must be given pursuant to Section 16 hereof, and (B) promptly notify Lessor upon transferring possession of the Airframe or any Engine to the Government pursuant to such program;

          7.2.4  Installation of Engines. Install or permit any Permitted
                 -----------------------
Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, as the case may be, free and clear of all Liens, except (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of air carriers under normal interchange agreements which are customary in the airline industry and do not contemplate,


                           SALE AND LEASE AGREEMENT
permit or require the transfer of title to the airframe or engines installed thereon and (C) mortgage liens or other security interests, provided that (as regards this clause (C)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to the lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe, unless and until Lessee shall become the owner of such Engine;

          7.2.5  Installation of Engines on Other Airframes. Install or permit
                 ------------------------------------------
any Permitted Sublessee to install an Engine on an airframe leased to, or purchased by, Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement, but only if (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease, conditional sale, or other security agreement covering such airframe, or their successors or assigns, and except Liens of the type permitted by clauses (A) and (B) of
Section 7.2.4, and (B) the lease, conditional sale, or other security agreement covering such airframe effectively provides that such Engine should not become subject to the Lien thereof at any time while such Engine is subject to this Lease, notwithstanding the installation thereof on such airframe;

          7.2.6  Pooling of Parts. To the extent permitted by Section 8.3,
                 ----------------
subject any Parts owned by Lessor and removed from the Airframe or any Engine to any pooling arrangement referred to in Section 8.3;

          7.2.7  Wet Lease. Enter into a Wet Lease for the Airframe and Engines
                 ---------
or engines then installed thereon with any third party for a term not to continue beyond the Term; and

          7.2.8  Sublease to Permitted Air Carriers. Enter into a sublease
                 ----------------------------------
of the Aircraft or the Airframe and Engines or engines then installed on the Airframe or any Engine, for use on the sublessee's regularly scheduled or charter routes, with (a) any U.S. Air Carrier or (b) any Permitted Foreign Air Carrier, in any such case for a term not to continue beyond the remaining Term.

Provided, further, with respect to this Section 7.2, that:
- ---------------------------------------------------------

          (1) the rights of any transferee who receives possession by reason of a transfer permitted by this Section 7.2 (other than the transfer of an Engine which is deemed an Event of Loss) shall be effectively subject and subordinate to, and any sublease permitted by this Section 7.2 shall be made expressly subject and subordinate to, all the terms of this Lease, and to Lessor's rights, powers and remedies under this Lease, including the rights to repossession pursuant to Section 15 and to terminate and avoid such sublease upon such repossession and to require such sublessee to forthwith deliver the Aircraft, Airframe and Engines subject to such sublease upon such repossession;


                           SALE AND LEASE AGREEMENT

          (2) Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such sublease or transfer had not occurred, provided that performance of any such terms by any Permitted Sublessee shall be as effective, for purposes of this Lease, as performance thereof directly by Lessee;

          (3) any such sublease shall (i) be consistent with the requirements of this Lease and the applicable requirements of the Participation Agreement, (ii) include appropriate provisions for the continued registration, maintenance in accordance with applicable maintenance standards in the appropriate jurisdiction, operation, insurance (appropriate certificates as to which shall be furnished to Lessor and (if the Mortgage is then in effect) Lender prior to Lessee's entry into any such sublease with any Permitted Foreign Air Carrier or within 10 days thereafter) and return of the subleased property as required hereunder, (iii) provide that the sublessee may not assign or further sublease the Aircraft, and (iv) provide that the Aircraft may not be operated into a country with which the United States does not maintain diplomatic relations or in which there is open warfare, whether or not declared;

          (4) no interchange agreement, transfer, sublease or other relinquishment of possession permitted hereunder shall affect the registration of the Aircraft or shall permit any action not permitted to Lessee in this Lease; and

          (5) no such interchange agreement, sublease, transfer or other relinquishment of possession of the Aircraft, Airframe or any Engine shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any other Operative Agreement or constitute a waiver of Lessor's rights or remedies hereunder or under any other Operative Agreement.

     Lessee shall notify Lessor and (if the Mortgage is then in effect) Lender within 10 days after the commencement of any sublease permitted hereunder and shall deliver to Lessor within such period a duly executed copy of any sublease or interchange or pooling agreement permitted hereunder together with any certification required by Section 7.2. Upon request of Lessor, Lessee shall promptly duly execute and deliver to Lessor and, for so long as the Mortgage shall not have been fully discharged, deliver a copy to Lender of, an assignment of any such sublease having a term in excess of 12 months in favor of Lessor in form and substance reasonably satisfactory to Lessor and, for so long as the Mortgage shall not have been fully discharged, Lender. Lessor hereby agrees, for the benefit of Lessee (and any Permitted Sublessee) and for the benefit of each lessor, conditional seller, or secured party of any airframe or engine leased to or purchased by Lessee (or any Permitted Sublessee) subject to a lease, conditional sale, or other security agreement, that Lessor will not acquire or claim, as against such lessor, conditional seller, or secured party, or any successor or assign thereof, any right, title or interest in any engine as the result of such


                           SALE AND LEASE AGREEMENT
engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party; provided, however, that such agreement of Lessor shall not be for the benefit of any lessor or secured party of any airframe (other than the Airframe) leased to Lessee (or any Permitted Sublessee) or purchased by Lessee (or any Permitted Sublessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by Lessee (or any Permitted Sublessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

     A consolidation, merger, conveyance, transfer, or lease permitted by
Section 7.4 of the Participation Agreement shall not be deemed to be a transaction to which this Section 7.2 shall apply.

          7.3  Records and Reports. Lessee shall:
               ---------------------------------

          7.3.1  Records. Maintain or cause to be maintained all records, logs
                 -------
and other materials required by the FAA or any other governmental authority having jurisdiction to be maintained in respect of the Aircraft, the Airframe and each Engine;

          7.3.2  Information and Reports. Upon request, promptly furnish or
                 -----------------------
cause to be furnished to Lessor (in sufficient number) such information as may be required to enable Lessor or Owner Participant to file any reports, including tax returns, required to be filed by Lessor or Owner Participant with any governmental authority because of Lessor's ownership of the Aircraft, Airframe or any Engine or because of receipt of Rent or because of the interest of Owner Participant in the Trust Estate; provided, however, that with respect to any such information which Lessee deems commercially sensitive or confidential, if reasonably feasible, Lessor shall afford Lessee a reasonable opportunity to seek from any such governmental authority a waiver of Lessor's or Owner Participant's obligation to file any such information or consent to the filing of such information directly by Lessee in lieu of filing by Lessor or Owner Participant and if any such waiver or consent is evidenced to the reasonable satisfaction of Lessor, then Lessee shall not be required to furnish such information to Lessor; and

          7.3.3  Financial Information.  Promptly provide Lessor and Owner
                 ---------------------
Participant with (i) such financial information concerning Lessee as is provided from time to time to the public shareholders of Lessee, (ii) within 60 days after the end of each of the first three quarterly periods of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries prepared by it as of the close of such period,


                           SALE AND LEASE AGREEMENT
together with the related consolidated statements of income and cash flows for such period, (iii) within 120 days after the close of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and cash flows for such fiscal year, as certified by independent public accountants, and (iv) from time to time such other information as to its financial condition as Lessor or Owner Participant may reasonably request.

     Section 8. Maintenance; Replacement and Pooling of Parts; Alterations,
                ----------------------------------------------------------
Modifications and Additions.
- ---------------------------

          8.1  Maintenance.
               -----------

               8.1.1  Maintenance Program.  Lessee shall maintain, service,
                      -------------------
repair, overhaul, alter, modify, add to and test (or cause to be maintained, serviced, repaired, overhauled, altered, modified, added to and tested) the Aircraft, the Airframe and each Engine, and each other engine installed from time to time on the Airframe, in accordance with Lessee's FAA-approved maintenance program for the Aircraft, Airframe and Engines, as such program may be changed, adjusted, revised or modified from time to time as permitted by the FAA (the "Maintenance Program"), (i) so as to keep the Aircraft, the Airframe and each Engine in as good operating condition as on the Delivery Date, ordinary wear and tear excepted, (ii) in the same manner (subject to Lessee's discretion with regard to a Stage III Upgrade as provided in Section 13.1 of the Participation Agreement) and with the same care as used by Lessee with similar aircraft owned or operated by Lessee, and (iii) so as to keep the Aircraft, the Airframe and each Engine in such condition as required to enable the FAA certificate of airworthiness for the Aircraft to be maintained in good standing at all times under the Act, except when all comparable Boeing Model 737-200 series aircraft registered in the United States of America have been grounded by the FAA other than as a result of actions taken or omitted to be taken by Lessee (or, if a sublease is then in effect, any Permitted Sublessee).

               8.1.2  Compliance with Government Requirements.  Lessee will
                      ---------------------------------------
comply with all service, inspection, maintenance, repair and overhaul regulations, directives and instructions which are made mandatory by the FAA or other Government authority upon United States operators of Boeing Model 737-200 series aircraft and Pratt & Whitney JT8D-9A engines and which require compliance during the Term and prior to return of the Aircraft under this Lease.

          8.2  Replacement of Parts. Lessee, at its own cost and expense, will
               --------------------
promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated in the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 8.4. In


                           SALE AND LEASE AGREEMENT
addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, Lessee, except as otherwise provided in Section 8.4, at its own cost and expense, will replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except for Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated in the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated in the Aircraft, Airframe or such Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee free and clear of all rights of Lessor, and the replaced Part shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in Lessor (subject only to Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis), and (iii) such replacement Part shall become subject to this Lease and be deemed part of the Aircraft, Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated in such Aircraft, Airframe or Engine.

          8.3  Pooling of Parts. Any Part removed from the Aircraft, Airframe or
               ----------------
any Engine as provided in Section 8.2 may be subjected by Lessee (or a Permitted Sublessee) to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated in the Aircraft, Airframe or such Engine in accordance with Section 8.2 as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated in the Aircraft, Airframe or any Engine in accordance with Section 8.2 may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee (or any Permitted Sublessee), at its own cost and expense, as promptly thereafter as practicable either (i) causes title to such replacement Part to vest in Lessor in accordance with
Section 8.2 by Lessee (or any Permitted Sublessee) acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (except Permitted Liens), or (ii) replaces such replacement Part by incorporating in the Aircraft, Airframe or such Engine a further replacement Part owned by Lessee (or any Permitted Sublessee) free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with Section 8.2.


          8.4  Alterations, Modifications and Additions. Lessee, at its own cost
               ----------------------------------------
and expense, shall make (or cause to be made) such alterations and modifications in and


                           SALE AND LEASE AGREEMENT
additions to the Aircraft, Airframe and each Engine as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction and to maintain the FAA certificate of airworthiness for the Aircraft; provided, however, that Lessee may contest in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect Lessor's interest in the Aircraft; and provided, further, that Lessee's failure to make (or cause to be made) any such alterations or modifications shall not constitute noncompliance with the requirements of this Section 8.4 or a breach of Lessee's undertaking hereunder for so long a period as may be necessary to remedy such failure, if such failure can be remedied, so long as during such period Lessee is using due diligence and reasonable efforts to remedy such failure. In addition, Lessee, at its own cost and expense, may, from time to time make (or cause to be made) such alterations and modifications in and additions to the Aircraft, Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee deems obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine; provided, however, that no such alteration, modification or addition shall, in Lessee's reasonable judgment, materially diminish the value or utility of the Aircraft, Airframe or such Engine, or materially impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition assuming the Aircraft, Airframe or such Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease. Title to all Parts incorporated in the Aircraft, Airframe or such Engine as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Notwithstanding the foregoing sentence of this
Section 8.4, so long as no Lease Event of Default or Lease Default shall have occurred and be continuing, Lessee may, at any time during the Term, remove any
Part if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in the Aircraft, Airframe or such Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) such Part is not required to be incorporated in the Aircraft, Airframe or such Engine pursuant to the terms of this Section 8, and (iii) such Part can be removed from the Aircraft, Airframe or such Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease which the Aircraft, Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Aircraft, Airframe or such Engine from which it was removed. Any Part not removed by Lessee as above provided prior to the return of the Aircraft, Airframe or such Engine to Lessor hereunder shall remain the property of Lessor.

     Section 9. Default Purchase Option.  If a Stage III Upgrade (as defined in
                -----------------------
the Participation Agreement) shall have occurred and Lessee shall not have been fully reimbursed as provided in Section 13 of the Participation Agreement, Lessee shall have the option to


                           SALE AND LEASE AGREEMENT
purchase the Aircraft. In order to exercise such option, Lessee shall notify Lessor (and, if the Mortgage is then in effect, Lender) thereof in writing, specifying a Rent Payment Date on which such purchase is to occur. In such case, Lessee shall purchase the Aircraft from Lessor on such Rent Purchase Date at a purchase price equal to (i) the lesser of (A) Lessor's Cost and (B) the fair market sales value of the Aircraft at the time of such purchase (determined in accordance with the same appraisal procedures as are set forth in Section 18 and applicable in the event of a failure of Owner Participant and Lessee to agree on a fair market rental value), minus (ii) the amount owed to Lessee at the time of such purchase pursuant to the provisions of Section 13.2 of the Participation Agreement; provided, that in no event shall such purchase price be less than the sum of (I) all principal, interest and premium, if any, due with respect to the prepayment on such date of the Note, and (II) all other amounts then due and owing to Lender under any Operative Agreement. Upon receipt of such purchase price from Lessee and all Rent and other amounts then due hereunder and under any other Operative Agreement, Lessor shall Transfer the Aircraft to Lessee.

     Section 10.  Loss, Destruction, Requisition, Etc.
                  -----------------------------------

            10.1  Event of Less with Respect to Airframe. Upon the occurrence of
                  --------------------------------------
an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 15 days after such occurrence) give Lessor and Owner Participant written notice of such Event of Loss. On or before the Business Day next preceding the earlier of (i) the 180th day following the date of the occurrence of such Event of Loss, or (ii) 15 days following the receipt of insurance proceeds with respect to such occurrence, Lessee shall pay to Lessor, in the manner and in funds of the type specified in Section 3.5, (A) the Stipulated Loss Value for the Aircraft, determined as of the date of payment (as described in the definition of Stipulated Loss Value), (B) all unpaid Basic Rent due prior to the SLV Determination Date with reference to which the Stipulated Loss Value is computed and (C) (without duplication) any other Rent which is due and payable through and including the date of payment. Upon payment in full of the Stipulated Loss Value for the Aircraft pursuant hereto, (A) the obligation of Lessee to pay Basic Rent due on or after the SLV Determination Date with reference to which such Stipulated Loss Value is computed shall terminate (but Lessee shall remain liable for all payments of Supplemental Rent due through and including the date of such payment of Stipulated Loss Value), (B) the Term for the Aircraft shall end, (C) Lessor will Transfer to Lessee the Aircraft and (D) Lessee will be subrogated to all claims of Lessor, if any, against third parties for damage to or loss of the Airframe and Engines to the extent of the then insured value thereof.


            10.2  Event of Less with Respect to an Engine.
                  ---------------------------------------

                  10.2.1  Event of Loss.  Upon the occurrence of an Event of
                          -------------
Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee shall give Lessor and Owner Participant prompt written


                           SALE AND LEASE AGREEMENT
notice (and in any event within 15 days after such occurrence) thereof and shall, as promptly as possible and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value and utility at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss.

               10.2.2  Conditions; Lessee's Obligations. Prior to or at the time
                       --------------------------------
of any such conveyance, Lessee will promptly:



               (a) furnish Lessor with a full warranty (as to title) bill of sale duly conveying to Lessor such Replacement Engine;

               (b) cause a Lease Supplement subjecting such Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and to be filed for recordation with the FAA pursuant to the Act;

               (c) furnish Lessor with such evidence of compliance with the insurance provisions of Section 11 hereof with respect to such Replacement Engine and the payment of all premiums then due with respect to such insurance, as Lessor may reasonably request;

               (d) furnish Lessor with an opinion or opinions of Lessee's counsel, in form, substance and scope reasonably satisfactory to Lessor, to the effect that, upon such conveyance, Lessor will acquire good title to such Replacement Engine free and clear of all Liens other than Permitted Liens, and that such Replacement Engine will be leased hereunder to the same extent as the Engine replaced thereby and to such further effect as Lessor may reasonably request;

               (e) furnish Lessor with an Officer's Certificate certifying that, upon consummation of such replacement, no Lease Event of Default or Lease Default will exist hereunder; and

               (f) furnish such other certificates or documents (including appropriate UCC-3 amendments to the financing statements filed on or before the Delivery Date) as Lessor or Owner Participant may reasonably request to effect such replacement.

               10.2.3  Recordation and Opinions.  In the case of any Replacement
                       ------------------------
Engine conveyed to Lessor under this Section 10.2, promptly upon the recordation of the Lease Supplement covering such Replacement Engine pursuant to the Act, Lessee will cause

                           SALE AND LEASE AGREEMENT
to be delivered to Lessor an opinion of Crowe & Dunlevy, P.C. or other FAA counsel satisfactory to Lessor as to the due recordation of such Lease Supplement.

               10.2.4  Conveyance; Replacement Engine. Upon compliance by Lessee
                       ------------------------------
with the terms of this Section 10.2, Lessor will Transfer to Lessee the Engine with respect to which such Event of Loss occurred, and Lessee will be subrogated to all claims of Lessor, if any, against third parties for damage to or loss of such Engine to the extent of the insured value thereof.

               10.2.5  No Reduction of Rent. No Event of Loss with respect to an
                       --------------------
Engine under the circumstances contemplated by the terms of this Section 10.2 shall result in any reduction of Basic Rent or Renewal Rent.


          10.3  Application of Certain Payments. Any payments (other than
                -------------------------------
insurance proceeds, the application of which is provided for in Section 11) received at any time by Lessor, Lessee or any Permitted Sublessee from any governmental authority or other Person with respect to any Event of Loss, will be applied as follows:

                10.3.1 Replacement of Engine. If such payments are received with
                       ---------------------
respect to an Engine that has been or is being replaced by Lessee pursuant to
Section 10.2, so much of such payments remaining after reimbursement of Lessor and Owner Participant for costs and expenses shall be paid over to, or retained by, Lessee, provided Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 10.2 with respect to the Event of Loss for which such payments are made.

                10.3.2  Nonreplacement.  If such payments are received with
                        --------------
respect to the Airframe and/or Engines or engines installed on the Airframe that have not been and will not be replaced pursuant to Section 10.2, so much of such payments remaining after reimbursement of Lessor and Owner Participant for costs and expenses as shall not exceed the Stipulated Loss Value and other amounts required to be paid by Lessee hereunder shall be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and other amounts required to be paid by Lessee hereunder, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value and other amounts. The balance, if any, of such payments remaining thereafter shall be divided between Lessor and Lessee as their interests may appear.

          10.4  Requisition of Aircraft for Use by Governmental Authorities. In
                ------------------------------------------------------------
the event of the requisition for use of the Airframe and the Engines or engines installed on such Airframe during the Term by any governmental authority, Lessee shall notify Lessor of such requisition, and, unless and until such requisition becomes an Event of Loss, all of Lessee's obligations under this Lease with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred. All payments received by Lessor or Lessee from such

                           SALE AND LEASE AGREEMENT
governmental authority for the use of such Airframe and Engines or engines prior to the time such requisition becomes an Event of Loss shall be paid over to, or retained by, Lessee (or, if directed by Lessee, any Permitted Sublessee); and all payments received by Lessor or Lessee from such governmental authority for the use of such Airframe and Engines or engines after such time shall be paid over to, or retained by, Lessor unless Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 10.1 with respect to such Event of Loss.

          10.5  Requisition of an Engine for Use by Governmental Authorities. In
                ------------------------------------------------------------
the event of the requisition for use by any governmental authority (other than in circumstances contemplated by Section 10.4) of any Engine but not the Airframe, Lessee will replace such Engine hereunder by complying with the terms of Section 10.2 to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor or Lessee from such governmental authority with respect to such requisition shall be paid over to, or retained by, Lessee (subject to performance by Lessee of the terms of Section
10.2 to the same extent as if an Event of Loss had occurred with respect to such requisitioned Engine).

          10.6  Application of Payments During Existence of Default.  Any amount
                ---------------------------------------------------
referred to in this Section 10 which is payable or creditable to or retainable by Lessee shall not be paid or credited to or retained by Lessee if, at the time of such payment, credit or retention, (A) a Lease Event of Default or (B) a Lease Default under Section 14.1 or 14.5 shall have occurred and be continuing hereunder, but shall be paid to and held by Lessor as security for the obligations of Lessee under this Lease and applied against Lessee's obligations hereunder as and when due; at such time as there shall not be continuing any such Lease Event of Default or Lease Default, or at such earlier time as Lessee shall have paid in full all Rent and other amounts due and payable hereunder and under the other Operative Agreements by Lessee, any remaining balance of such amount shall be paid to Lessee to the extent not previously applied in accordance with the preceding clause of this sentence.

     Section 11.  Insurance.
                  ---------

            11.1  Public Liability and Property Damage Insurance. Lessee shall
                  ----------------------------------------------
at all times maintain, or cause to be maintained, at its or any Permitted Sublessee's expense, public liability (including without limitation contractual liability, passenger legal liability and property damage but excluding manufacturer's product liability coverage) insurance which shall:

                  11.1.1  Type, Form and Amount.  Be of a type and form carried
                          ---------------------
by similarly situated United States commercial air carriers generally, and carried in amounts not less than that carried by Lessee on other Boeing Model 737-200 series aircraft owned or leased by Lessee and not less than the minimum amount of $350,000,000 (per occurrence) combined single limit.


                           SALE AND LEASE AGREEMENT

                11.1.2  Coverage.  Include, but not be limited to, public
                        --------
liability insurance, contractual liability insurance, passenger liability insurance and property damage liability insurance (including cargo and baggage liability insurance); and

                11.1.3  Additional Insureds.  Name as additional insureds Lessor
                        -------------------
(in its individual and trust capacities), Lender and Owner Participant, as their interests may appear.

          11.2  Insurance Against Loss of or Damage to Aircraft and Engines.
                -----------------------------------------------------------
Lessee shall at all times maintain, or cause to be maintained, at its or any Permitted Sublessee's expense, insurance against loss of or damage to the Aircraft, Airframe and Engines as follows:

                11.2.1  Type, Form and Amount.  "All-risk" insurance on the
                        ---------------------
Aircraft and "all-risk" coverage on each Engine and on Parts while removed from the Aircraft or Engines, which is of the type, form and in an amount in compliance with the last sentence of this Section 11.2.1, not less than that carried by Lessee on similar equipment owned or leased by Lessee and not less than that usually carried by similarly situated United States commercial air carriers generally; and, to the extent so usually carried, at all times that the Aircraft or any Engine is not covered by the insurance described in Section 11.2.2, coverage against the perils of (i) strikes, riots, civil commotions or labor disturbances, (ii) any malicious act or act of sabotage and (iii) hijacking, or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of the insured other than hijacking committed by persons engaged in a program of irregular warfare for terrorist purposes. Such insurance shall, at any date, be for an amount not less than the Stipulated Loss Value as of such date.

                11.2.2  War-Risk Insurance.  If at any time (a) war-risk
                        ------------------
insurance is maintained by Lessee or any Permitted Sublessee subleasing the Aircraft or any Engine with respect to other aircraft operated by Lessee or such Permitted Sublessee on the same or similar routes, or (b) the Aircraft is operated on routes where the custom in the United States commercial airline industry is to carry war-risk insurance, or (c) the Aircraft is operated by a Permitted Foreign Air Carrier as a Permitted Sublessee in any recognized or threatened area of hostilities, then war-risk insurance of the type carried by similarly situated United States commercial air carriers operating the same or comparable models of aircraft on the same or similar routes shall be maintained on the Aircraft in an amount not less than that specified in Section 11.2.1.

                11.2.3  Certain Requirements.  The insurance policies required
                        --------------------
by this Section 11.2 shall:

                           SALE AND LEASE AGREEMENT

                11.2.3.1  Additional Insureds.  Be endorsed to name Lessor (in
                          -------------------
its individual and trust capacities), Lender and Owner Participant as additional insureds, as their interests may appear.

                11.2.3.2  Payment of Proceeds.  Provide that proceeds thereunder
                          -------------------
shall be paid directly to Lessor as exclusive loss payee; provided, however, that any proceeds payable as a result of any property damage to the Airframe or any Engine, which property damage does not exceed $1,500,000 and does not constitute an Event of Loss with respect to the Aircraft or such Engine, shall be paid to Lessee unless, prior to such payment, Lessor shall have notified the insurer making such payment that a Lease Event of Default hereunder or a Lease Default specified in Section 14.1 or 14.5 has occurred and is continuing.

                11.2.3.3  Waiver of Subrogation.  Provide that the insurers
                          ---------------------
shall waive any rights of subrogation against Lessor, Lender and Owner Participant except for claims arising out of gross negligence or willful misconduct of such Person; provided that the exercise by insurers of rights of subrogation, if any, permitted by this Section 11.2 shall not, in any way, delay payment of any claim that would otherwise be payable by such insurers but for the existence of such rights of subrogation or entitle such insurers to exercise or to assert any setoff, recoupment, counterclaim or any other deduction in respect of any amounts payable under such policies.

                11.2.4  Deductibles.  The insurance required by this Section
                        -----------
11.2 may, subject to Section 11.8, provide for standard deductibles which are from time to time in effect in the aviation insurance industry generally and which are customarily maintained by similarly situated United States commercial air carriers generally; provided, however, such deductibles shall not be more than the deductibles generally maintained by Lessee (and which Lessee is under no compulsion to maintain pursuant to any mortgage, lease or other agreement) with respect to its fleet of Boeing Model 737-200 series aircraft and Pratt & Whitney JT8D-9A engines generally.

                11.2.5  Government Indemnity.  In the case of a contract with
                        --------------------
the Government in respect of the Aircraft or Engines, a valid agreement by the Government to indemnify Lessee, Lessor, Lender and Owner Participant against the same risks which are required hereunder to be insured against in amounts at least equal to the amounts required hereunder from time to time (such indemnity to be backed by the full faith and credit of the United States of America), shall be considered adequate insurance with respect to the Aircraft, Airframe and any Engine subject to such contract to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

          11.3  General Policy Provisions. Each insurance policy to be procured
                -------------------------
and maintained hereunder shall:

                           SALE AND LEASE AGREEMENT

          11.3.1  Primary Insurance. Be primary and without right of
                  -----------------
contribution from other insurance which may provide coverage to Lessor, Lender or Owner Participant with respect to its interest in the Aircraft, Airframe or any Engine or its liabilities with respect to or arising out of the transactions contemplated by the Operative Agreements;

          11.3.2  Coverage for Each Insured.  Expressly provide that all the
                  -------------------------
provisions thereof, except the agreed values and the limits of the liability of the insurer under such policy, shall operate in the same manner as if there were a separate policy covering each insured;

          11.3.3  Waiver of Certain Rights. Waive any right of the insurers to
                  ------------------------
any setoff, recoupment, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Lessee, Lessor, Lender or Owner Participant;

          11.3.4  Breach of Warranty. Provide that, in respect of Lessor, Lender
                  ------------------
and Owner Participant, such insurance shall not be invalidated by any action or inaction by Lessee and shall insure the interests of Lessor, Lender and Owner Participant regardless of any breach or violation by Lessee of any representation, warranty, declaration or condition contained in such policy;

          11.3.5  Notice of Termination or Changes. Provide for not less than 30
                  --------------------------------
days' prior written notice to be received by Lessor, Lender and Owner Participant before any lapse, alteration, termination or cancellation of the insurance evidenced thereby shall be effective as to Lessor, Lender and Owner Participant, except that war-risk and allied perils policies may provide for not less than seven days' prior written notice or such lesser or greater notice as shall at the time be customary in the aviation insurance industry generally, and which are customarily in effect with respect to major United States commercial air carriers generally from time to time;

          11.3.6  Nonliability for Premiums. Provide that neither Lessor, Lender
                  -------------------------
nor Owner Participant shall be liable for any insurance premium; and

          11.3.7  Identity of Insurers. Be with insurance companies,
                  --------------------
underwriters or funds of recognized responsibility.


          11.4  Application of Insurance Proceeds. As between Lessor and Lessee,
                ---------------------------------
all insurance proceeds received under policies required to be maintained (or to be caused to be maintained) by Lessee pursuant to Section 11.2 as a result of the occurrence of an Event of Loss with respect to the Aircraft, Airframe or any Engine will be applied in accordance with Section 10.3.1 or 10.3.2, as the case may be (except that the balance referred to in Section 10.3.2 shall be paid over to, or retained by, Lessee). All insurance proceeds in respect of any property damage loss not constituting an Event of Loss with respect to the Airframe or


                           SALE AND LEASE AGREEMENT
an Engine will be applied in payment for repairs or for replacement property in accordance with the terms of Section 8, if not already paid for by Lessee, and any balance remaining after compliance with such Section with respect to such loss shall be paid to Lessee. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds in respect of such loss for the account of Lessee or any other third party that is entitled to receive such proceeds. The provisions of Section 10.6 shall apply to amounts referred to in this Section 11.4.

          11.5  Certificates.: Reports, Etc. With respect to any policy required
                ---------------------------
hereunder, Lessee shall cause to be furnished to Lessor, Lender and Owner Participant on or prior to the Delivery Date of the Aircraft and on or prior to expiration of such policy, certificates of the insurer or insurers (or their authorized representatives) providing insurance pursuant to the requirements of this Section 11, as to hull and liability insurance. On or before the Delivery Date of the Aircraft, and annually thereafter on or before such expiration date, Lessee shall cause to be furnished to Lessor, Lender and Owner Participant a report signed by Frank B. Hall & Co. (or any other firm of independent aircraft insurance brokers, appointed by Lessee, reasonably satisfactory to Owner Participant) describing in reasonable detail the insurance then carried and maintained with respect to the Aircraft and stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof as to hull and liability insurance. Lessee agrees that it will cause such firm to advise Lessor, Lender and Owner Participant in writing promptly of any default in the payment of any premium or any other act or omission on the part of Lessee or any Permitted Sublessee of which they have knowledge and which might invalidate or render unenforceable, in whole or in part, the insurance on the Aircraft. Lessee further agrees to cause such firm to advise Lessor, Lender and Owner Participant in writing at least 30 days (seven days in the case of war-risk and allied perils coverage, or such lesser or greater notice as is provided pursuant to Section 11.3.5) prior to the expiration or termination date of any insurance carried and maintained on the Aircraft pursuant to this Section 11.

          11.6  Lessor's Right to Maintain Insurance. In the event that Lessee
                ------------------------------------
shall fail to maintain or cause to be maintained insurance as herein provided, Lessor or Owner Participant may at its option (but shall not be obligated to) provide such insurance and in such event, Lessee shall, upon demand, reimburse such Person, as Supplemental Rent, for the cost thereof. No such payment, performance or compliance shall be deemed to cure any Lease Default hereunder or otherwise relieve Lessee of its obligations with respect thereto.

          11.7  Insurance for Own Account. Nothing in Section 11 shall limit or
                -------------------------
prohibit Owner Participant (directly or through Lessor) from obtaining insurance for its own account, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto; provided, however, that no such insurance may be obtained which would limit or otherwise adversely affect the availability or coverage or cost of any insurance required to be obtained or maintained pursuant to this Section 11. Nothing in this Section


                           SALE AND LEASE AGREEMENT

11 shall limit or prohibit Lessor from obtaining insurance for its own account, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto; provided, however, that no such insurance may be obtained which would limit or otherwise adversely affect the availability or coverage or cost of any insurance required to be obtained or maintained pursuant to this Section 11 or obtained by Owner Participant pursuant to the preceding sentence.

          11.8  Self-Insurance. Notwithstanding the foregoing provisions of this
                --------------
Section 11, Lessee may, from time to time, self-insure with respect to the Aircraft to the same extent as it does with respect to, or maintain policies with deductibles or premium adjustment provisions consistent with similar provisions applicable to, other comparable aircraft operated by Lessee; provided, however, that if at any time Lessee's unsecured senior long-term debt securities are not rated "Investment Grade", in the case of hull insurance such self-insurance shall in no case be in an amount greater than 4% of Lessee's tangible net worth (as defined in accordance with accepted financial practice); and provided, further that, in the case of public liability insurance, such self-insurance shall in no event exceed $50,000,000. As used in this Section 11.8, the term "Investment Grade" means a rating of "Baa3" or higher from Moody's Investors Service, Inc. or a rating from any other nationally recognized bond rating service equivalent to or better than such a rating.

     Section 12. Inspection. At all reasonable times, and upon reasonable
                 ----------
notice, Lessor, Owner Participant or, for so long as the Mortgage shall not have been fully discharged, Lender, or any of their respective authorized representatives, may inspect the Aircraft and inspect and copy (subject to any confidentiality agreements, copyright restrictions and the like) the books and records of Lessee relative thereto. Any such inspection of the Aircraft shall be without out-of-pocket expense or risk to Lessee and shall be a visual, walk-around inspection; provided that no exercise of such inspection right shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, Lessee (or any Permitted Sublessee). Neither Lessor, Lender nor Owner Participant shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

     Section 13. Assignment. Except as otherwise expressly permitted in Section
                 ----------
7.2 hereof or Section 12.5.1 of the Participation Agreement, or as required in the case of any requisition by the Government referred to in Section 7.1.4, Lessee will not, without the prior or written consent of Lessor, assign or transfer any of its rights or obligations under this Lease. Lessor may assign or convey any of its right, title and interest in and to this Lease or the Aircraft in accordance with the Participation Agreement, the Trust Agreement or the express provisions of this Lease. The terms and provisions of the Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective permitted successors and assigns.



                           SALE AND LEASE AGREEMENT

     Section 14. Events of Default. The following events shall constitute Lease
                 -----------------
Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and each such Lease Event of Default shall continue so long as, but only so long as, it shall not have been remedied or waived:

          14.1  Failure to Pay Rent. Lessee shall fail to make any payment of
                -------------------
Basic Rent, Renewal Rent or Stipulated Loss Value within 5 Business Days from the due date thereof; or Lessee shall fail to make any other Supplemental Rent payments required under the Operative Agreements within 5 Business Days after its receipt of written notice of such default from Lessor.

          14.2  Specific Defaults. Lessee shall fail to carry and maintain (or
                -----------------
cause to be carried and maintained) insurance on or with respect to the Aircraft in accordance with the provisions of Section 11, provided that any such failure shall not constitute a Lease Event of Default so long as such failure is for a period of not more than 30 days, Lessee shall not operate the Aircraft at a time when such insurance is not in effect and the Aircraft continues to be covered by such insurance as is required when the Aircraft is on the ground; or

          14.3  General Default. Lessee shall fail to perform or observe any
                ---------------
other material covenant, condition or agreement to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days after written notice thereof to Lessee, unless Lessee shall be diligently proceeding to correct such failure and such failure is cured within 180 days after receipt of such notice; or

          14.4  Misrepresentation and Breach of Warranty. Any representation or
                ----------------------------------------
warranty made by Lessee herein or in the Participation Agreement or in any other Operative Agreement (other than the Tax Indemnity Agreement) or in any document or certificate furnished by Lessee in connection with any thereof, shall prove to have been incorrect in any material respect at the time made and shall remain incorrect in any material respect after 30 days after written notice thereof to Lessee;

          14.5  Bankruptcy, Etc.  Lessee shall commence a voluntary case or
                ---------------
other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any


                           SALE AND LEASE AGREEMENT
corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days.

     Section 15. Remedies.
                 --------

          15.1  Default: Remedies. Upon the occurrence of a Lease Event of
                -----------------
Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare by written notice to Lessee this Lease to be in default; and at any time thereafter, so long as any such Lease Event of Default shall be continuing, Lessor may exercise one or more of the following remedies as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect which have not been effectively waived by Lessee:

          15.1.1  Return: Repossession. Lessor may cause Lessee, upon written
                  --------------------
demand by Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, all or any part of the Aircraft, Airframe or Engines as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 5 as if the Aircraft, Airframe or Engines were being returned at the end of the Term; or Lessor, at its option, may enter upon the premises where the Aircraft, Airframe or any Engine or part thereof is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise, and Lessee expressly waived any right it may have under applicable law to a hearing prior to repossession of the Aircraft, Airframe or any Engine or part thereof; or

          15.1.2  Sale: Use Etc. Lessor may sell all or any part of the
                  -------------
Aircraft, Airframe or any Engine, at public or private sale, at such times and places, to such Persons (including Lessor or Owner Participant) as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft, Airframe or any Engine or part thereof, as Lessor, in its sole discretion, may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto; or

          15.1.3  Certain Liquidated Damages. Whether or not Lessor shall have
                  --------------------------
exercised, or shall thereafter at any time exercise, any of its rights under
Section 15.1.1 or 15.1.2 with respect to the Aircraft, Airframe or any Engine or part thereof, Lessor, by written


                           SALE AND LEASE AGREEMENT
notice to Lessee specifying a payment date (which shall be an SLV Determination
Date) not earlier than ten days from the date of such notice, may cause Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, due on or after the date specified for payment in such notice), the sum of (i) any unpaid Basic Rent or Renewal Rent, as the case may be, due prior to such SLV Determination Date plus (ii) an amount equal to the excess, if any, of the Stipulated Loss Value of the Aircraft, computed as of such SLV Determination Date, over the fair market rental value (determined as hereafter provided in this Section 15) of the Aircraft for the remainder of the Term, after discounting such fair market rental value semiannually (effective on each Rent Paymcnt Date) by a rate equal to the interest rate required to be paid under the Note (or the rate at which the last payments thereunder were made, if the Note has been paid in full), to present worth as of the date specified for payment in such notice, together with interest, if any, on such amount and unpaid Basic Rent or Renewal Rent, as the case may be, at the Overdue Rate from the date specified for payment in such notice to the date of payment in full; or

               15.1.4  Liquidated Damages upon Sale. If Lessor, pursuant to
                       ----------------------------
Section 15.1.2 or applicable law, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section 15.1.3 with respect to the Aircraft, may, if Lessor shall so elect, upon giving written notice to Lessee, cause Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, due on or after the date of such sale), any unpaid Basic Rent or Renewal Rent, as the case may be, due prior to the SLY Determination Date on or immediately preceding such date of sale plus the amount of any deficiency between (i) the net proceeds of such sale or (if such sale is a private sale and is made to Lessor, Owner Participant or any Affiliate thereof) the fair market sales value of the Aircraft, determined as of the date of such sale as hereinafter provided in this Section 15, as applicable, and (ii) the Stipulated Loss Value of the Aircraft, computed as of the date of such sale, together with interest, if any, on such amount and such unpaid Basic Rent or Renewal Rent at the Overdue Rate from the date of such sale, to the date of payment in full; or

          15.1.5  Rescission and Other Remedies. Lessor may rescind this Lease
                  -----------------------------
as to the Aircraft, or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including without limitation Lessee's agreement to lease the Aircraft for the Term and to pay Rent.

     In addition to the foregoing remedies, Lessee shall be liable (except as otherwise provided above and without duplication of amounts otherwise payable hereunder) for any and all unpaid Rent due hereunder before, during or after the exercise of any of the foregoing


                           SALE  AND LEASE AGREEMENT
remedies and for all reasonable and actual legal fees and other costs and expenses (including the fees and expenses of all appraisers required by this Section 15) of Lessor and Owner Participant, incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all insurance and storage costs and all costs and expenses incurred in connection with the return of the Aircraft, Airframe or any Engine or part thereof, in accordance with the terms of Section 5 or in placing the Aircraft, Airframe or any Engine or part thereof, in the condition and airworthiness required by Section 5.

          15.2  Determination of Fair Market Rental Value and Fair Market Sales
                ---------------------------------------------------------------
Value. For the purpose of this Section 15, the "fair market rental value" or the
- -----
"fair market sales value" of the Aircraft shall be the rental value or sales value, as the case may be, which would be obtained in an arm's-length transaction between an informed and willing lessee or purchaser, as the case may be, under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller in possession, as the case may be, and in each case shall be determined on an "as is, where is" basis pursuant to an appraisal by a recognized independent aircraft appraiser chosen by Lessor and approved by Lessee, which approval shall not be unreasonably withheld or delayed and shall be deemed granted if such choice is not rejected within 10 days after Lessee's receipt of notice of Lessor's choice.

          15.3  No Waiver, Etc. No remedy referred to in this Section 15 is
                --------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any earlier or subsequent Lease Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Aircraft, Airframe or any Engine, or part thereof, in mitigation of Lessor's damages as set forth in this Section 15 or which may otherwise limit or modify any of Lessor's rights or remedies under this Section 15.

     Section 16. Notices. All notices required under the terms and provisions
                 -------
hereof shall be in writing and shall be given by certified mail, telecopy, or any other customary means of written communication, addressed:

     If to Lessee, at 2702 Love Field Dr., P.O. Box 36611, Dallas, Texas 75235-1611 (telecopy no. 214/904-4022), Attention: Treasurer, or at such other address as Lessee shall from time to time designate in writing; and



                           SALE AND LEASE AGREEMENT

     If to Lessor, at 79 Main Street, Salt Lake City, Utah 84111 (telecopy no. 801/350-5053) Attention: Corporate Trust Department, or at such other address as Lessor shall from time to time designate in writing; and

     If to Lender or Owner Participant, at its address set forth in the signature pages of the Participation Agreement or Schedule I thereto, or at such other address as it shall from time to time designate in writing.

     The effective date of any such notice shall be the date on which it is received by the addressee. Lessee shall furnish to Lessor for transmission to Owner Participant a sufficient number of copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished hereunder, except in any case where Lessee shall have transmitted the same directly to such Person.

     Section 17. Net Lease: Lessee's Obligations; No Setoff, Counterclaim, Etc.
                 -------------------------------------------------------------
This is a net lease, and all costs and expenses arising from the use, possession and operation of the Aircraft, including but not limited to maintenance costs (including costs related to compliance with FAA Airworthiness Directives or bulletins with which Lessee is required to comply pursuant to Section 5.3), insurance and taxes (other than taxes based upon or measured by the income of Owner Participant or Owner Trustee), shall, unless otherwise specifically provided for herein, be for the account of Lessee. It is hereby recognized that Lessor is the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee is the lessee thereof. It is the intent of the parties hereto that this Lease be a "true lease". Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation: (a) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor (in its individual or trust capacity, including any specifically relating to Lessor's payment obligations set forth in Section 5), Owner Participant, any Indemnified Party or any other Person for any reason whatsoever (except as expressly provided in Section 13.4 of the Participation Agreement or in Section 5 of the Tax Indemnity Agreement); (b) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee; (d) any restriction, prevention or curtailment of or interference with any use of the Aircraft or part thereof; (e) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof or any of the other Operative Agreements or any provision thereof, in each case whether against or by Lessee or otherwise; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless


                           SALE AND LEASE AGREEMENT
agrees to pay an amount equal to each Basic Rent, Renewal Rent and Supplemental Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Ail Rent payable by Lessee shall be paid without notice or demand (except as otherwise expressly provided) and without abatement, suspension, deferment, deduction, diminution or proration by reason of any circumstance or occurrence whatsoever (except as expressly provided in Section 13.4 of the Participation Agreement or in Section 5 of the Tax Indemnity Agreement). Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease or any part hereof, or to any abatement, suppression, deferment, diminution, reduction or proration of Rent except in accordance with the express terms hereof. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee. Lessee will not seek to recover all or any part of any such payment of Rent for any reason whatsoever.

     Section 18. Renewal Options. At the end of the Base Lease Term or any
                 ---------------
Renewal Term, so long as no Lease Event of Default or Lease Default has occurred and is continuing and the aggregate of all Renewal Terms (including the Term to be elected) shall not exceed four years, Lessee shall have the option to renew this Lease for a Renewal Term. In order to exercise the option to renew, Lessee shall notify Lessor thereof in writing not less than 180 days prior to the commencement of the applicable Renewal Term (which notice shall be irrevocable). The Renewal Rent payable for such Renewal Term hereunder shall be the lesser of
(i) Basic Rent and (ii) the fair market rental value of the Aircraft calculated as of the commencement of such Renewal Term; provided, that if a Stage III Upgrade with respect to the Aircraft shall have occurred prior to the commencement of such Renewal Term, the Renewal Rent shall be the amount calculated pursuant to clause (ii) above. (In the event of a Stage III Upgrade, the Renewal Rent shall be an amount equal to: (1) the Adjusted Rent calculated under Section 13.3 of the Participation Agreement plus (2) the fair market rental value determined in accordance with this Section 18 less the Adjusted Rent referred to in clause (1) above; provided, however, in no event shall Renewal Rent exceed the fair market rental value determined hereunder.) Such fair market rental value shall be determined not later than three months prior to the commencement of such Renewal Term by mutual consent of Owner Participant and Lessee or, if they shall be unable so to agree, by three recognized independent aircraft appraisers, one chosen and paid for by Owner Participant, one chosen and paid for by Lessee and the third appraiser chosen by the mutual consent of the first two appraisers and paid for equally by Owner Participant and Lessee, the appraisals of which three appraisers shall be averaged and such average shall be deemed to be the fair market rental value of the Aircraft for all purposes hereof; provided, however, that if the appraisal of one appraiser is more disparate from the average of all three appraisals than each of the other two appraisals, then the appraisal of such appraiser shall be excluded, the remaining appraisals shall be averaged and such average shall be deemed to be the fair market rental value of the Aircraft for all purposes hereof. If either Owner Participant or


                           SALE AND LEASE AGREEMENT

Lessee shall fail to appoint an appraiser by the date which is two months prior to the commencement of such Renewal Term or if such two appraisers cannot agree on the amount of such appraisal and fail to appoint a third appraiser by the date which is one month before the commencement of such Renewal Term, then either Owner Participant or Lessee may apply to any court having jurisdiction to make such appointment. Fair market rental value shall be the cash rental obtainable in an arm's-length lease between an informed and willing lessee (under no compulsion to lease) and an informed and willing lessor (under no compulsion to lease) and shall be determined on the assumptions that the Aircraft is in the United States of America, available for use by Lessee and in the return condition required by Section 5 of this Lease and otherwise in compliance with the requirements of this Lease. Stipulated Loss Value amounts that are payable during each such Renewal Term shall be calculated as of the date of commencement of such Renewal Term and shall be equal to the fair market sales value of the Aircraft at such time; provided, however, that no such amount shall be less than the principal amount of any indebtedness then secured by a Lien on the Aircraft. Such fair market sales value shall be determined in the same manner as fair market rental value. Fair Market sales value shall be the cash price obtainable in an arm's-length sale between an informed and willing buyer (under no compulsion to buy) and an informed and willing seller (under no compulsion to sell) and shall be determined on the assumptions that the Aircraft is in the United States of America, available for use by the buyer and in the return condition required by Section 5 of this Lease and otherwise in compliance with the requirements of this Lease.

     Section 19.  Successor Owner Trustee.  Lessee agrees that in the case of
                  -----------------------
the appointment of any successor Owner Trustee pursuant to the terms of the Trust Agreement, such successor Owner Trustee shall, upon written notice by such successor Owner Trustee to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor and the owner of the Aircraft for all purposes hereof without the necessity of any consent or approval by Lessee (but such successor Owner Trustee shall qualify under the terms of Section 10.2 of the Participation Agreement) and without in any way altering the terms of this Lease or Lessee's obligations hereunder. One such appointment and designation of a successor Owner Trustee shall not exhaust the right to appoint and designate further successor or additional Owner Trustees pursuant to the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

     Section 20. Right to Perform for Lessee. If Lessee fails to perform or
                 ---------------------------
comply with any of its agreements contained herein, Lessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.


                           SALE AND LEASE AGREEMENT

     Section 21. Quiet Enjoyment. So long as this Lease shall not have been
                 ---------------
declared to be in default pursuant to Section 15, during the Term Lessor will not, through its own actions or inactions, interfere in the quiet enjoyment of the Aircraft by Lessee or any Permitted Sublessee.

     Section 22. Investment of Security Funds; Miscellaneous; Amendment.
                 -------------------------------------------------------

          22.1  Investment of Security Funds. Any moneys required to be paid to
                ----------------------------
or retained by Lessor which are not required to be paid to Lessee pursuant to
Section 10.6 or 11.4 solely because a Lease Event of Default or Lease Default under Section 14.1 or 14.5 shall have occurred and be continuing, or which are held by Lessor pending payment to Lessee pursuant to Section 11.4 or which are required to be paid to Lessee pursuant to Section 10.3 or 11.4 after completion of a replacement to be made pursuant to Section 10.2, shall, until paid to Lessee as provided in Section 10 or 11 or applied as provided herein or in the Trust Agreement, be invested by Lessor from time to time as directed in writing by Lessee and at the expense and risk of Lessee in the following securities (which, except in the case of the shares described in clause (e) below, shall mature within 91 days of the date of purchase thereof): (a) direct obligations of the Government; (b) obligations fully guaranteed by the Government; (c) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated P-1 or its equivalent by Moody's Investors Service, Inc. and A-1 or its equivalent by Standard & Poor's Corporation; (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with (i) the Owner Trustee or (ii) any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $50,000,000; or (e) shares of a money market fund registered under the Investment Company Act of 1940, as amended, the sole assets of which are direct obligations of the Government. There shall be promptly remitted to Lessee or its order any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Lease Event of Default or a Lease Default under Section
14.1 or 14.5 shall have occurred and be continuing. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be disposed of in accordance with the terms of the Trust Agreement.

          22.2  Miscellaneous; Amendment. Lessee shall do, execute, acknowledge
                ------------------------
and deliver, or shall cause to be done, executed, acknowledged and delivered, all such further acts, conveyances and assurances as Owner Trustee or Owner Participant shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Agreements. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or


                           SALE AND LEASE AGREEMENT
unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in or to the Aircraft, Airframe or Engines except as a lessee only. The section and paragraph headings in this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease. THIS LEASE HAS BEEN, AND EACH LEASE SUPPLEMENT AND AMENDMENT HERETO IS INTENDED TO BE, DELIVERED IN THE STATE OF TEXAS AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE IN SUCH STATES BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING All MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Lease and each Lease Supplement and amendment hereto may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

     Section 23.  Permitted Foreign Air Carriers.  Lessor may, in the exercise
                  ------------------------------
of its reasonable business judgment, by written notice to Lessee, remove any foreign air carrier from Exhibit C and Lessee may, by written notice to Lessor, request that any foreign air carrier be added to Exhibit C, subject to Lessor's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no deletion of an airline from the list of Permitted Foreign Air Carriers pursuant hereto shall (i) reduce the number of Permitted Foreign Air Carriers below 24, (ii) affect any existing sublease or other agreement providing for transfer of possession of the Aircraft, Airframe, any Engine or Part which was permitted hereunder at the time entered into, or
(iii) preclude any subsequent renewal or extension of such sublease or other agreement to which the Permitted Foreign Air Carrier under a sublease is entitled by the terms thereof as originally in effect.

     Section 24. Lessee's Consent to Mortgage. Lessee hereby acknowledges
                 ----------------------------
receipt of due notice that Lessor's interest in this Lease (including each Lease Supplement and any amendments hereto) has been assigned to Lender pursuant to the Mortgage. Unless and until Lessee shall have received written notice from Lender that the Mortgage has been discharged, except as otherwise provided in the Mortgage, Lender shall have the right to exercise the rights of Lessor under this Lease to give consents, approvals, waivers, notices or the like, to make elections, demands or the like and to take any other discretionary action


                           SALE AND LEASE AGREEMENT
under this Lease as though named as Lessor herein and no amendment or modification of, or waiver by or consent of Lessor in respect of, any of the provisions of this Lease shall be effective unless Lender shall have joined in such amendment, modification, waiver or consent or shall have given its prior written consent thereto. Lessee further agrees to deliver to Lender a copy of each notice, certificate, financial statement or other document or instrument delivered or required to be delivered by Lessee to Lessor hereunder or under any of the other Operative Agreements (except the Tax Indemnity Agreement), unless and until Lender has delivered written notice to Lessee that the Mortgage has been discharged. Nothing in this Section 24 shall be deemed to constitute a waiver by Lessee of any of the provisions of Section 10 of the Participation Agreement.

     Section 25. Section 1110 Compliance. Each of the parties hereto agrees that
                 -----------------------
the transactions contemplated by this Agreement and the other Operative Agreements are intended to be, and, to the extent permitted by applicable law, shall be and should be constructed so as to be, entitled to the full benefits of 11 U.S.C. Section 1110.

     Section 26. Lease Extension. Notwithstanding any provisions contained
                 ---------------
herein or in any other Operative Agreement to the contrary, at the end of the Basic Term or any Renewal Term, and in the event that (i) the Mortgage shall have been fully discharged, (ii) no subsequent Renewal Term shall occur and
(iii) any amount shall be due and owing to Lessee pursuant to the provisions of
Section 13.2 of the Participation Agreement, then Lessee shall be entitled to retain possession of the Aircraft and to extend the provisions of this Lease (other than the provisions for the payment of Basic Rent or Renewal Rent) for the Extension Period (as defined below), and no Basic Rent or Renewal Rent shall accrue or be payable by Lessee with respect to such Extension Period. The term "Extension Period" means the number of days (rounded to the next full day) equal to (A) the amount due and owing to Lessee pursuant to such Section 13.2, divided by (B) the fair market rental value per day of the Aircraft at the commencement of the Extension Period (determined in accordance with the same appraisal procedures as are set forth in Section 15.2, except that the appraiser shall be selected by Lessee and approved by Lessor (such approval to be given under the same conditions as are set forth in Section 15.2)).

                           SALE AND LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered as of the day and year first above written.
Lessor:

                              FIRST SECURITY BANK OF UTAH,
                              NATIONAL ASSOCIATION,
                              not in its individual
                              capacity except as
                              expressly stated herein, but solely as Owner
                              Trustee under the Trust Agreement


                              By
                                ------------------------
                                    Title:



                              Lessee:

                              SOUTHWEST AIRLINES CO.


                              By[SIGNATURE APPEARS HERE]
                                ------------------------
                                    Treasurer:





                           SALE AND LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered as of the day and year first above written.


                              Lessor:

                              FIRST SECURITY BANK OF UTAH,
                              NATIONAL ASSOCIATION,
                              not in its individual capacity except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement



                              By_____________________
                                   Title: Trust Officer




                              Lessee:

                              SOUTHWEST AIRLINES CO.



                              By,____________________
                                   Treasurer:






                           SALE AND LEASE AGREEMENT

                                                                 EXHIBIT A TO
                                                                 LEASE AGREEMENT


               SALE AND LEASE AGREEMENT SUPPLEMENT NO.__________


     THIS SALE AND LEASE AGREEMENT SUPPLEMENT NO.______, dated ___________, ___ is between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of May 25, 1991 (the "Trust Agreement"), between the Owner Participant named therein and such Bank ("Lessor"), and SOUTHWEST AIRLINES CO., a Texas corporation ("Lessee").

                                   RECITALS.
                                   --------

     A. Lessor and Lessee have heretofore entered into that certain Sale and Lease Agreement dated as of May 25, 1991, as supplemented and amended from time to time (herein called the "Lease Agreement" and the defined terms therein being herein used with the same meaning), which Lease Agreement provides in Section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of Lessee's selling to Lessor, and Lessor's leasing back to Lessee, the Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

     B. the Lease Agreement relates to the airframe and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation with the FAA on the date hereof as one document.

     In consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease Agreement, Lessor and Lessee hereby agree as follows:

- ------------------------------
     Certain of the right, title and interest of Lessor in and to this Sale and Lease Agreement Supplement has been assigned to and is subject to a security interest in favor of NCNB Leasing Corporation, as Mortgagee. This Sale and Lease Agreement Supplement has been executed in several counterparts. No security interest in Lessor's right, title and interest in and to this Sale and Lease Agreement Supplement may be created through the transfer or possession of any counterpart other than the original counterpart. This is not the original counterpart.

                            SALE AND LEASE AGREEMENT

     1. Lessee hereby delivers and sells to Lessor and Lessor hereby accepts and purchases from Lessee and in turn delivers and leases back to Lessee, and Lessee hereby accepts and leases back from Lessor, under the Lease Agreement, as herein supplemented, the following-described Boeing Model 737-2H4 Aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

     Airframe: U.S Registration Number N63SW; Manufacturer's Serial No.22061;
and

     Engines: Two Pratt & Whitney JT8D-9A Engines installed thereon bearing Engine Manufacturer's Serial Numbers as follows: P707409B and P707419B.

Each of the Engines described above has 750 or more rated takeoff horsepower or the equivalent of such horsepower.

     2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. Lessee hereby confirms to Lessor that the Delivered Aircraft has been or will be duly marked in accordance with the terms of Section 7.1.2 of the Lease and that Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement, including its being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens except Permitted Liens.

     4. All the provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

     5. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF TEXAS AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



                            SALE AND LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.

                                    Lessor:

                                    FIRST SECURITY BANK OF UTAH, NATIONAL
                                    ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                                    By
                                      -------------------------------------
                                         Title:


                                    Lessee:

                                    SOUTHWEST AIRLINES CO.



                                     By
                                       ------------------------------------
                                          Title:

(cmh)SOU630-AFG-VOLII(b) A:\lease63.531



                            SALE AND LEASE AGREEMENT

                                                                 EXHIBIT B TO
                                                                 LEASE AGREEMENT


                        STIPULATED LOSS VALUE SCHEDULE

SLV                                                    STIPULATED LOSS VALUE
DETERMINATION DATE                                      (% OF LESSOR'S COST)
- ------------------                                     ---------------------
  Prior to the Rent Payment Date in September, 1991                   115.00
  Rent Payment Date in September, 1991                                111.75
  Rent Payment Date in December, 1991                                 110.74
  Rent Payment Date in March, 1992                                    109.69
  Rent Payment Date in June, 1992                                     108.59
  Rent Payment Date in September, 1992                                107.46
  Rent Payment Date in December, 1992                                 106.27
  Rent Payment Date in March, 1993                                    105.05
  Rent Payment Date in June, 1993                                     103.77
  Rent Payment Date in September, 1993                                102.45
  Rent Payment Date in December, 1993                                 101.07
  Rent Payment Date in March, 1994                                     99.64
  Rent Payment Date in June, 1994                                      98.16
  Rent Payment Date in September, 1994                                 96.61
  Rent Payment Date in December, 1994                                  95.01
  Rent Payment Date in March, 1995                                     93.34
  Rent Payment Date in June, 1995                                      91.61
  Rent Payment Date in September, 1995                                 89.81
  Rent Payment Date in December, 1995                                  87.94
  Rent Payment Date in March, 1996                                     86.00
  Rent Payment Date in June, 1996                                      83.98
  Rent Payment Date in September, 1996                                 81.88
  Rent Payment Date in December, 1996                                  80.00




                            SALE AND LEASE AGREEMENT

                                                                 EXHIBIT C TO
                                                                 LEASE AGREEMENT

                        PERMITTED FOREIGN AIR CARRIERS

Aer Lingus
Air Canada
Air France
Air Inter
Alitalia
Ail Nippon Airways
Ansett Airlines of Australia
Austrian Airlines
British Airways
British Midland
Canadian Airlines International
Finnair
Iberia
Japan Air Lines
Japan Air Systems
KLM
Lufthansa
Malaysian Airline System
QANTAS Airways
Sabena
SAS
Singapore Airlines
Swissair
UTA

                           SALE AND LEASE AGREEMENT

- --------------------------------------------------------------------------------

                          SALE  AND LEASE AGREEMENT

                           dated as of July 10, 1991

                                    between

                         FIRST SECURITY BANK OF UTAH,
                             NATIONAL ASSOCIATION
                               as Owner Trustee,

                                    Lessor

                                      and

                            SOUTHWEST AIRLINES CO.,

                                    Lessee

                        ------------------------------

                      One Boeing  Model 737-2H4 Aircraft
                                    (N62SW)

                        ------------------------------


THIS SALE AND LEASE AGREEMENT HAS BEEN ASSIGNED TO AND IS SUBJECT TO A
SECURITY INTEREST AND LIEN IN FAVOR OF NATIONWIDE LIFE INSURANCE COMPANY ("LENDER") UNDER AND TO THE EXTENT SET FORTH IN THE SECURITY AGREEMENT AND MORTGAGE ("MORTGAGE") DATED AS OF JULY 10, 1991 BETWEEN LENDER AND FIRST SECURITY BANK OF UTAH, N.A, AS OWNER TRUSTEE (AS SUCH MORTGAGE MAY BE
AMENDED OR SUPPLEMENTED AS PERMITTED THEREBY). THIS SALE AND LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT THAT THIS SALE
AND LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS SALE AND LEASE AGREEMENT MAY BE CREATED THROUGH
THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY LENDER ON THE SIGNATURE PAGE THEREOF.

                    [THIS IS NOT THE ORIGINAL COUNTERPART.]
                               TABLE OF CONTENTS

- --------------------------------------------------------------------------------

Section                                                                     Page
Section 1.  Definitions.....................................................   1

Section 2.  Sale, Lease and Acceptance......................................   8

Section 3.  Term and Rent...................................................   8
       3.1  General.........................................................   8
       3.2  Lease Term......................................................   9
       3.3  Basic Rent......................................................   9
       3.4  Supplemental Rent...............................................   9
       3.5  Payments........................................................   9

Section 4.  Lessor's Representations and Warranties; DISCLAIMER; Certain
       Agreements of Lessee.................................................  10
       4.1  Lessor's Representations and Warranties; DISCLAIMER.............  10
       4.2  Certain Agreements of Lessee....................................  10

Section 5.  Return of Aircraft..............................................  11
       5.1  General Condition upon Return...................................  11
             5.1.1  Airworthiness...........................................  11
             5.1.2  Free of Liens...........................................  11
             5.1.3  Operating Configuration and Condition...................  11
             5.1.4  Cleanliness and Operability.............................  11
             5.1.5  Parts and Equipment.....................................  11
             5.1.6  TCAS and Windshear......................................  12
             5.1.7  Corrosion Treatment.....................................  12
       5.2  Return of Other Engines.........................................  12
       5.3  Return at End of Base Lease Term or Renewal Lease Term..........  12
       5.4  Financial Adjustments...........................................  14
             5.4.1  Airframe................................................  14
             5.4.2  Engines.................................................  14
             5.4.3  Landing Gear............................................  14
             5.4.4  APU.....................................................  15
             5.4.5  Time-Controlled Components..............................  15
             5.4.6  Cycles/Hours Ratio......................................  15
             5.4.7  Certificate as to Return Condition, Etc.................  15
             5.4.8  Certain Other Financial Adjustment Provisions...........  15
       5.5  Manual, Service Bulletins, Etc..................................  16
       5.6  Parking upon Return.............................................  16

                            SALE AND LEASE AGREEMENT

       5.7  Failure to Return Aircraft or Engines...........................  16
       5.8  Aid in Disposition..............................................  17

Section 6.  Liens...........................................................  17

Section 7.  Registration, Operation, Possession, Subleasing and Records.....  18
       7.1  Registration and Operation......................................  18
             7.1.1  Registration............................................  18
             7.1.2  Nameplate...............................................  18
             7.1.3  Compliance with Laws....................................  18
             7.1.4  Insurance Requirements; Government Requisition;
                     Indemnity..............................................  18
       7.2  Possession......................................................  19
             7.2.1  Interchange and Pooling.................................  19
             7.2.2  Testing and Service.....................................  19
             7.2.3  Civil Reserve Air Fleet Program.........................  20
             7.2.4  Installation of Engines.................................  20
             7.2.5  Installation of Engines on Other Airframes..............  20
             7.2.6  Pooling of Parts........................................  20
             7.2.7  Wet Lease...............................................  20
             7.2.8  Sublease to Permitted Air Carriers......................  21
       7.3  Records and Reports.............................................  22
             7.3.1  Records.................................................  22
             7.3.2  Information and Reports.................................  23
             7.3.3  Financial Information...................................  23
             7.3.4  Notification of Default.................................  23

Section 8.  Maintenance; Replacement and Pooling of Parts; Alterations,
       Modifications and  Additions.........................................  23
       8.1  Maintenance.....................................................  23
             8.1.1  Maintenance Program.....................................  23
             8.1.2  Compliance with Government Requirements.................  24
       8.2  Replacement of Parts............................................  24
       8.3  Pooling of Parts................................................  25
       8.4  Alterations, Modifications and Additions........................  25

Section 9.  Default Purchase Option.........................................  26

Section 10. Loss, Destruction, Requisition, Etc.............................  27
       10.1 Event of Loss with Respect to Aircraft..........................  27
       10.2 Event of Loss with Respect to an Engine.........................  27
             10.2.1 Event of Loss...........................................  27
             10.2.2 Conditions; Lessee's Obligations........................  27


                            SALE AND LEASE AGREEMENT

             10.2.3 Recordation and Opinions................................  28
             10.2.4 Conveyance; Replacement Engine..........................  28
             10.2.5 No Reduction of Rent....................................  28
       10.3 Application of Certain Payments.................................  29
             10.3.1 Replacement of Engine...................................  29
             10.3.2 Nonreplacement..........................................  29
       10.4 Requisition of Aircraft for Use by Governmental Authorities.....  29
       10.5 Requisition of an Engine for Use by Governmental Authorities....  29
       10.6 Application of Payments During Existence of Default.............  30

Section 11. Insurance.......................................................  30
       11.1 Public Liability and Property Damage Insurance..................  30
             11.1.1 Type, Form and Amount...................................  30
             11.1.2 Coverage................................................  30
             11.1.3 Additional Insureds.....................................  30
       11.2 Insurance Against Loss of or Damage to Aircraft and Engines.....  30
             11.2.1 Type, Form and Amount...................................  31
             11.2.2 War-Risk Insurance......................................  31
             11.2.3 Certain Requirements....................................  31
                    11.2.3.1  Additional Insureds...........................  31
                    11.2.3.2  Payment of Proceeds...........................  31
                    11.2.3.3  Waiver of Subrogation.........................  32
             11.2.4 Deductibles.............................................  32
             11.2.5 Government Indemnity....................................  32
       11.3 General Policy Provisions.......................................  32
             11.3.1 Primary Insurance.......................................  32
             11.3.2 Coverage for Each Insured...............................  32
             11.3.3 Waiver of Certain Rights................................  32
             11.3.4 Breach of Warranty......................................  33
             11.3.5 Notice of Termination or Changes........................  33
             11.3.6 Nonliability for Premiums...............................  33
             11.3.7 Identity of Insurers....................................  33
       11.4 Application of Insurance Proceeds...............................  33
       11.5 Certificates; Reports, Etc......................................  33
       11.6 Lessor's Right to Maintain Insurance............................  34
       11.7 Insurance for Own Account.......................................  34
       11.8 Self-Insurance..................................................  34

Section 12. Inspection......................................................  35

Section 13. Assignment......................................................  35

                            SALE AND LEASE AGREEMENT

Section 14. Events of Default...............................................  35
       14.1 Failure To Pay Rent.............................................  36
       14.2 Specific Defaults...............................................  36
       14.3 General Default.................................................  36
       14.4 Misrepresentation and Breach of Warranty........................  36
       14.5 Bankruptcy, Etc.................................................  36

Section 15. Remedies........................................................  37
       15.1 Default; Remedies...............................................  37
             15.1.1  Return; Repossession...................................  37
             15.1.2  Sale; Use Etc..........................................  37
             15.1.3  Certain Liquidated Damages.............................  37
             15.1.4  Liquidated Damages upon Sale...........................  38
             15.1.5  Rescission and Other Remedies..........................  38
       15.2 Certain Definitions.............................................  39
       15.3 No Waiver, Etc..................................................  39

Section 16. Notices.........................................................  39

Section 17. Net Lease; Lessee's Obligations; No Setoff, Counterclaim, Etc...  40

Section 18. Renewal Options.................................................  41
       18.1 Renewal After Stage III Upgrade.................................  41
       18.2 Renewal Without Stage III Upgrade...............................  42

Section 19. Successor Owner Trustee.........................................  43

Section 20. Right to Perform for Lessee.....................................  43

Section 21. Quiet Enjoyment.................................................  43

Section 22. Investment of Security Funds; Miscellaneous; Amendment..........  43
       22.1 Investment of Security Funds....................................  43
       22.2 Miscellaneous; Amendment........................................  44

Section 23. Permitted Foreign Air Carriers..................................  45

Section 24. Lessee's Consent to Mortgage....................................  45

Section 25. Section 1110 Compliance.........................................  46

Section 26. Lease Extension.................................................  46

                            SALE AND LEASE AGREEMENT

Exhibit A - Form of Lease Supplement
Exhibit B - Stipulated Loss Value Schedule
Exhibit C - Permitted Foreign Air Carriers


                            SALE AND LEASE AGREEMENT

     THIS SALE AND LEASE AGREEMENT is dated as of July 10, 1991, between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement hereinafter referred to ("Lessor"), and SOUTHWEST AIRLINES CO., a Texas corporation ("Lessee").

                                    Recitals
                                    --------

     1.   Lessee owns the Aircraft.

     2. The parties hereto desire that Lessor purchase the Aircraft from and lease it back to Lessee as hereinbelow provided.

     In consideration of the premises and the mutual agreements herein contained, Lessor and Lessee agree as follows:

     Section 1. Definitions. Unless the context otherwise requires, the
                -----------
following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time, to the extent permitted by, and in accordance with, the terms thereof. For all purposes of this Lease the capitalized terms used but not defined herein are used as defined in the Participation Agreement.

          "Act" means the Federal Aviation Act of 1958, as amended from time to time.

          "Affiliate" of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

          "Aircraft" means the Airframe with the two Engines (or any Replacement Engine substituted for either of such Engines hereunder), whether or not any of such initial or Replacement Engines may on the Delivery Date or from time to time thereafter be installed on the Airframe or may be installed on any other airframe or on any other aircraft.

          "Airframe" means (i) the Boeing Model 737-2H4 aircraft (excluding Engines or engines from time to time installed thereon) specified in the initial Lease Supplement sold hereunder by Lessee to Lessor, and leased back by Lessor to Lessee, all hereunder and under the initial Lease Supplement, and (ii) any and all Parts so long as the same shall be incorporated in such aircraft and any and all Parts removed from such aircraft so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8.

          "Base Lease Term" means the period commencing on the Delivery Date and expiring on January 15, 1997.


                         SALE AND LEASE AGREEMENT N62SW

          "Basic Rent" means the rent identified as Basic Rent in and payable pursuant to Section 3.3.

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of Sale.

          "Business Day" means a day on which banks are not required or authorized to close in any of the City of New York, New York, Dallas, Texas, Columbus, Ohio, and Salt Lake City, Utah, or such other city as shall be the situs of the principal office of Lender, Lessee or Lessor at the time in question.

          "Cards" is defined in Section 5.3.1.

          "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          "Delivery Date" means the date of the initial Lease Supplement, which date shall be the date on which the Aircraft is delivered by Lessee to, and accepted by, Lessor hereunder and in turn leased back by Lessor to Lessee hereunder, which date shall be a Business Day.

          "DOT" means the United States Department of Transportation or any governmental person, agency or authority succeeding to the functions of such Department of Transportation.

          "Engine" means (i) each of the Pratt & Whitney JT8D-9A engines identified by manufacturer's serial number in the initial Lease Supplement, whether or not on the Delivery Date or from time to time thereafter installed on the Airframe or installed on any other airframe or on any other aircraft, and
(ii) any Replacement Engine, whether or not from time to time thereafter installed on the Airframe or any other airframe or on any other aircraft, together in each case with any and all Parts incorporated in such Engine and any and all Parts removed from such Engine so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8. Except as otherwise set forth herein, at such time as a Replacement Engine shall be substituted hereunder, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder.

          "Event of Loss" means, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such property: (i) disappearance or theft of such property or the loss of the use thereof for any reason not covered by clause (iii) or (iv) of this definition, including hijacking, for a period of 180 consecutive days or more (unless the location of the property is known and Lessee is diligently pursuing recovery of the property)


                         SALE AND LEASE AGREEMENT N62SW
or beyond the expiration of the Term, or destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property, on the basis of a total loss, or a constructive or compromised total loss; (iii) the confiscation or requisition of use of such property by the Government or any purported foreign government or any instrumentality or agency thereof for a period in excess of twelve consecutive months or for a period continuing beyond the Term, whichever first occurs; (iv) as a result of any rule, regulation, order or other action by the FAA or other governmental body (including any court) having jurisdiction, the use of such property in the normal course of interstate air transportation of persons or cargo shall have been prohibited for a period of more than six consecutive months, unless Lessee, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit normal use by Lessee, or, (A) in the case in which such prohibition shall apply generally to all similar Boeing Model 737-200 series aircraft, if such prohibition is continuing on the last day of the Term, or (B) in all other cases, if such prohibition is continuing on the earlier of the first anniversary of such prohibition and the last day of the Term; (v) the condemnation or requisition of title to such property by the Government or any purported foreign government or any instrumentality or agency thereof; or (vi) respecting any Engine, any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 7.2.1 or any other provision hereof. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. The date of an Event of Loss shall be deemed to be the date of such insurance settlement, loss of use, theft, disappearance, condemnation, confiscation, divestiture, taking or requisition of title or use or prohibition, except that, for the purposes of clauses (i), (iii) and (iv) above, no Event of Loss shall be deemed to have occurred until the expiration of the applicable period referred to therein.

          "FAA" means the Federal Aviation Administration or any governmental person, agency or other authority succeeding to the functions of the Federal Aviation Administration.

          "FAA Regulations" means the Federal Aviation Regulations issued pursuant to the Act from time to time, or any successor regulations thereto.

          "Government" means the federal government of the United States of America or any instrumentality or agency thereof.

          "incorporated in" means installed in or attached to or otherwise made a part of.

          "Indemnified Parties" means (i) First Security Bank of Utah, National Association, in its individual capacity and as Owner Trustee, (ii) Owner Participant, (iii)



                         SALE AND LEASE AGREEMENT N62SW

Lender, (iv) the Trust Estate, (v) the respective successors and assigns of the foregoing and (vi) the respective directors, officers, employees and agents of the foregoing.

          "Lease", "this Lease", "this Agreement", "hereby", "herein", "hereof", "hereunder" or other words mean this Sale and Lease Agreement, including without limitation supplementation hereof by one or more Lease Supplements.

          "Lease Default" means any event or condition which, with notice or lapse of time or both, would constitute a Lease Event of Default.

          "Lease Event of Default" is defined in Section 14.

          "Lease Period" means each three-month period commencing on January 15, April 15, July 15, and October 15, as the case may be, during the Base Lease Term.

          "Lease Supplement" means a supplement to this Lease, in the case of the initial such supplement substantially in the form attached as Exhibit A hereto, subjecting the Aircraft or other property to this Lease.

          "Lessee" means Southwest Airlines Co., a Texas corporation, and its successors and permitted assigns.

          "Lessor" means Owner Trustee.

          "Lessor's Cost" means the amount identified as such in the initial Lease Supplement.

          "Lessor Liens" means Liens of any Person claiming by, through or under Lessor, First Security Bank of Utah, National Association, in its individual capacity, Lender, Owner Participant or any Affiliate of Owner Participant which arise as a result of (i) claims against any such Person not related to the transactions contemplated by the Operative Agreements, (ii) any act or omission of any such Person which is not related to the transactions contemplated by the Operative Agreements, or is in violation of any of the express terms of any of the Operative Agreements, (iii) Taxes or Losses imposed against or incurred by any such Person for which Lessee is not obligated to indemnify pursuant to the Participation Agreement, or (iv) claims against any such Person arising out of any transfer by such Person in violation of the express terms of the Operative Agreements.

          "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease or security interest, or any claim or exercise of rights, affecting the title to or any interest in property.

          "Maintenance Program" is defined in Section 8.1.1.


                         SALE AND LEASE AGREEMENT N62SW

          "Manufacturer" means The Boeing Company, a Delaware corporation, or any Affiliate thereof whose obligations are guaranteed by The Boeing Company, and their respective successors and assigns.

          "Mortgage Supplement" has the meaning set forth in the Mortgage.

          "Officer's Certificate" means a certificate signed by the Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Person providing such certificate.

          "Operative Agreements" means this Agreement, each Lease Supplement, the Participation Agreement, the Mortgage, each Mortgage Supplement, the Notes, the Trust Agreement, the Bills of Sale, and the Tax Indemnity Agreement, including any consents included in or attached to any thereof.

          "Overdue Rate" means the lesser of (i) the maximum rate permitted by applicable law or (ii) 2% in excess of the greater of (x) the interest rate publicly announced in New York City from time to time by The Chase Manhattan Bank (National Association) as its prime or base lending rate, or (y) the interest rate required to be paid under the Note. Any interest payable hereunder at the Overdue Rate shall be computed on the basis of a year of 360 days and actual days elapsed.

          "Owner Participant" means Cypress Equipment Fund, Ltd., a Florida limited partnership and its successors and permitted assigns.

          "Owner Trustee" means First Security Bank of Utah, National Association, not in its individual capacity but solely as trustee under the Trust Agreement, and any successor, separate or additional Owner Trustee thereunder.

          "Participation Agreement" means the Participation Agreement, dated as of July 10, 1991, among Lessee, Lender, Owner Participant, and Lessor.

          "Parts" means all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (a) complete Engines or engines and (b) any items leased by Lessee from a third party (other than Lessor)) which may from time to time be incorporated in the Airframe or any Engine (and "Part" means any of the foregoing) or, so long as title thereto shall remain vested in Lessor in accordance with Section 8.2 hereof, after removal therefrom.

          "Permitted Foreign Air Carrier" means any air carrier listed on Exhibit C hereto (as the same may be modified from time to time in accordance with Section 23) and any


                         SALE AND LEASE AGREEMENT N62SW
other "foreign air carrier" (as defined in the Act), as to which there is in force a permit issued pursuant to Section 402 of the Act.

          "Permitted Lien" means any Lien referred to in clauses (a) through (g) of Section 6.

          "Permitted Sublease" means a sublease permitted under Section 7.2.8.

          "Permitted Sublessee" means the sublessee under a Permitted Sublease.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Renewal Rent" means the rent payable in respect of a Renewal Term determined pursuant to Section 18.

          "Renewal Term" means any of the successive periods of one, two, three or four years each (but not more than four years in the aggregate) which follow the end of the Base Lease Term with respect to which Lessee shall have exercised one or more options pursuant to Section 18 hereof.

          "Rent" means Basic Rent, Renewal Rent and Supplemental Rent.

          "Rent Payment Date" means each January 15, April 15, July 15, and October 15 during the Term, commencing October 15, 1991.

          "Replacement Engine" means a Pratt & Whitney JT8D-9A engine (or an improved model engine suitable for installation and use on the Airframe and fully compatible with the other Engine or engine installed thereon) which shall have been substituted for an Engine leased hereunder pursuant to Section 5.2 or 10.2.

          "Securities Act" means the Securities Act of 1933, as amended.

          "SLV Determination Date" means any date set forth in Exhibit B hereto.

          "Stipulated Loss Value" means the amount determined by multiplying the Lessor's Cost of the Aircraft by the percentage set forth in Exhibit B hereto opposite the SLV Determination Date next preceding the date on which Stipulated Loss Value is being paid (or, if such payment date is an SLV Determination Date by the percentage set forth opposite such SLV Determination Date), as adjusted pursuant to Section 13 of the Participation Agreement.


                         SALE AND LEASE AGREEMENT N62SW

          "Supplemental Rent" means, without duplication, all amounts, liabilities and obligations (other than Basic Rent or Renewal Rent) which Lessee assumes or agrees to pay to Lessor or any other Person hereunder, under the Participation Agreement or any of the other Operative Agreements (other than the Tax Indemnity Agreement), including without limitation (i) Stipulated Loss Value payments, (ii) all amounts required to be paid by Lessee under the agreements, covenants and indemnities contained in the Participation Agreement and (iii) all amounts required to be paid by Lessee pursuant to Section 3.4 and Section 5 hereof.

          "Tax Indemnity Agreement" means the Tax Indemnity Agreement, dated as of July 10, 1991, between Owner Participant and Lessee.

          "Term" means the term for which the Aircraft is leased pursuant to
Section 3 hereof and shall include the Base Lease Term and any Renewal Term.

          "Transfer" means, with respect to any Person, to transfer, by bill of sale or otherwise, all such Person's right, title and interest in and to the Aircraft, Airframe or any Engine, as the case may be, to another Person on an "as is, where is" basis, free and clear of any Lessor Lien but otherwise without recourse, representation or warranty, express or implied, and including an express disclaimer of warranties, representations and guarantees in a manner comparable to that set forth in Section 4.1.

          "Trust Agreement" means the Trust Agreement, dated as of July 10, 1991, between Owner Participant and First Security Bank of Utah, National Association, in its individual capacity.

          "Trust Estate" means the Trust Estate as that term is defined in the Trust Agreement.

          "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

          "U.S. Air Carrier" means any United States air carrier (i) as to which there is in force a certificate issued pursuant to Section 401 of the Act, (ii) as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof, and (iii) which, at the time a Permitted Sublease is (or is proposed to be) entered into, is not the subject of proceedings under the Federal Bankruptcy Code of 1978, as amended.



                         SALE AND LEASE AGREEMENT N62SW

          "Wet Lease" means any arrangement whereby Lessee agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which the Airframe and Engines or engines (i) shall be operated solely by regular employees of Lessee possessing all current certificates and licenses that would be required under the Act for the performance by such employees of similar functions within the United States of America (it being understood that cabin attendants need not be regular employees of Lessee), (ii) shall be maintained by Lessee in accordance with its Maintenance Program and (iii) shall be and remain, in the hands of such third party, subject to all other terms and conditions of this Lease.

     Section 2. Sale, Lease and Acceptance.
                --------------------------

          (a) Lessor, subject to satisfaction or waiver of the conditions set forth in Section 5 of the Participation Agreement and the concurrent acceptance hereunder by Lessee of the Aircraft, hereby agrees, to the extent that the funds received by it pursuant to Section 2 of the Participation Agreement are adequate for the purpose, to purchase at a purchase price equal to Lessor's Cost and to accept delivery on the Delivery Date from Lessee hereunder and to lease back to Lessee hereunder, and Lessee hereby agrees, expressly for the direct benefit of Lessor and Owner Participant to sell to Lessor and to lease back from Lessor hereunder on the Delivery Date, the Aircraft, which shall have been accepted by Lessor and Lessee hereunder as evidenced by the execution by Lessor and Lessee of the Lease Supplement conveying to Lessor and leasing to Lessee the Aircraft hereunder; provided, however, that Lessor and Lessee shall have no further obligation hereunder with respect to the Aircraft if the Delivery Date shall not have occurred on or before August 15, 1991. The purchase price of the Aircraft shall be paid by Lessor to Lessee on the Delivery Date in the manner specified in Section 3 of the Participation Agreement.

          (b) Lessor hereby authorizes each of Gary C. Kelly, John D. Owen, Deborah Ackerman and Laura Wright, all of whom are employees of Lessee, as the authorized representative or representatives of Lessor to accept delivery of the Aircraft from Lessee pursuant hereto. Lessee hereby agrees that in the event delivery of the Aircraft shall be accepted by an employee or employees of Lessee pursuant to such authorization by Lessor, such acceptance of delivery by such employee or employees on behalf of Lessor shall, without further act, also irrevocably constitute acceptance by Lessee of the Aircraft for all purposes of this Agreement.

     Section 3. Term and Rent.
                -------------

          3.1  General. Except as otherwise provided herein, the Term for the
               -------
Aircraft shall commence on the Delivery Date specified in the initial Lease Supplement and shall terminate as herein provided.



                         SALE AND LEASE AGREEMENT N62SW

          3.2  Lease Term. Except as provided herein, the Aircraft shall be
               ----------
leased hereunder for the Base Lease Term and the Renewal Term, if any.

          3.3  Basic Rent. Lessee hereby agrees to pay to Lessor Basic Rent with
               ----------
respect to the Aircraft, in arrears, on each Rent Payment Date, in an amount equal to $462,154, as adjusted pursuant to Section 13 of the Participation Agreement.

          3.4  Supplemental Rent. Lessee also agrees to pay (or cause to be
               -----------------
paid) to Lessor, or to whomsoever shall be entitled thereto, all Supplemental Rent with respect to Stipulated Loss Value when and as the same shall become due and owing and all other amounts of Supplemental Rent within five days after demand or such other relevant period as may be provided in any Operative Agreement. Lessee will also pay to Lessor, or to whomsoever shall be entitled thereto, as Supplemental Rent, to the extent permitted by applicable law, interest at the Overdue Rate on any part of any installment of Basic Rent or Renewal Rent not paid when due for any period from and including the date on which the same was due to but excluding the date of payment in full and (to the extent permitted by applicable law) on any payment of Supplemental Rent not paid when due to Lessor, or to whomsoever shall be entitled thereto, as the case may be, for the period from the date on which the same was due to but excluding the date of payment in full. The expiration or other termination of Lessee's obligation to pay Basic Rent or Renewal Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

          3.5  Payments. Payments of Rent and any and all other payments payable
               --------
to Lessor hereunder shall be paid in funds of the United States of America which shall be immediately available not later than 11:00 A.M., New York City time, on the date due at the office of Lessor at 79 Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, Re: Southwest Airlines 1991 Trust N62SW, or as otherwise directed by Lessor in writing at least five Business Days prior to the date such payment is due; provided, however, that until Lessee shall have received notice from Lender that all amounts payable to Lender under the Mortgage and the Note have been paid in full and satisfied, all such payments due from Lessee (including without limitation amounts payable by Lessee under Section 5, Section 9, Section 10, Section 11, Section 15 and Section 18 hereof) shall be made by wire transfer to the office of Lender at the address referred to in Section 12.7 of the Participation Agreement, or as otherwise designated from time to time in writing by the Lender. Except as otherwise expressly provided herein, whenever any payment of Rent or other payment to be made hereunder shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding day which is a Business Day and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.


                         SALE AND LEASE AGREEMENT N62SW

     Section 4.  Lessor's Representations and Warranties; DISCLAIMER; Certain
                 ------------------------------------------------------------
Agreements of Lessee.
- --------------------
          4.1  Lessor's Representations and Warranties; DISCLAIMER.  LESSEE
               ---------------------------------------------------
EXPRESSLY AGREES TO TAKE THE AIRCRAFT "AS IS". NEITHER LESSOR (INDIVIDUALLY OR AS OWNER TRUSTEE) NOR OWNER PARTICIPANT NOR LENDER MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, except that First Security Bank of Utah, National Association, in its individual capacity (i) represents and warrants that on the Delivery Date Lessor shall have received whatever title thereto as was conveyed to it by the Lessee, (ii) represents and warrants that on the Delivery Date the Aircraft shall be free of Lessor Liens attributable to it, (iii) agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to the Airframe or any Engine or any other portion of the Estate, and (iv) represents and warrants that it is a "citizen of the United States" as defined in Section 101(16) of the Act and agrees that if at any time a responsible officer in its Corporate Trust Department shall obtain actual knowledge that it has ceased to be a "citizen of the United States" within the meaning of Section 101(16) of the Act it will promptly resign as Owner Trustee, effective upon the appointment of a successor Owner Trustee in accordance with Section 9.01 of the Trust Agreement. Lessor covenants that during the Term (so long as no Lease Event of Default shall have occurred and be continuing) it will not, through its own actions or breaches of any of its obligations under the Operative Agreements, interfere or cause any interference in the quiet enjoyment of the Aircraft by Lessee or any Permitted Sublessee and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to the Airframe or any Engine.

          4.2  Certain Agreements of Lessee. All obligations of Lessee in this
               ----------------------------
Lease shall be done, performed or complied with at Lessee's cost and expense, whether or not so expressed, unless otherwise expressly stated. Lessee hereby agrees with Lessor for the benefit of Owner Participant that it shall perform the agreements, covenants and indemnities set forth in the Participation Agreement (including, without limitation, Sections 8.1 and 8.2 of the Participation Agreement) which are incorporated herein, and hereby restates Lessee's representations and warranties set forth in the Participation Agreement, as fully and to the same extent and with the same force and effect as if set forth in full in this Section 4.2.


                         SALE AND LEASE AGREEMENT N62SW

     Section 5. Return of Aircraft.

          5.1  General Condition upon Return. Subject to Sections 10 and 26,
               -----------------------------
upon the expiration or termination of this Lease, Lessee (i) will cause the Aircraft, if then not registered in the name of Lessor or its designee with the FAA for any reason, to be reregistered in the name of Lessor or such designee with the FAA, (ii) unless otherwise provided pursuant to Section 5.6, will return the Aircraft to Lessor by delivering the same at any location in the continental United States selected by Lessor to which Lessee has regularly scheduled flights, (iii) if at the time of such delivery the Mortgage shall not have been fully discharged, will notify Lender of such location and of such delivery, and (iv) shall comply with the provisions of Section 5.5. All costs associated with the return flight shall be for the account of Lessee, and Lessor shall have no obligation to pay Lessee for any fuel or oil remaining in the Aircraft at the time of such delivery. At the time of such return, the Airframe and Engines or engines installed thereon, as the context may require:

               5.1.1  Airworthiness. Subject to the exception described in
                      -------------
clause (iii) of Section 8.1.1, shall be duly certificated as an airworthy aircraft by the FAA under Part 121 of the Federal Aviation Regulations or any successor provision, and shall have onboard a currently valid certificate of airworthiness issued by the FAA;

               5.1.2  Free of Liens. Shall be free and clear of all Liens (other
                      -------------
than Lessor Liens) and all rights of third parties under pooling, interchange, overhaul, repair or other similar agreements or arrangements (other than such rights which constitute Lessor Liens);

               5.1.3  Operating Configuration and Condition. Shall be in a
                      -------------------------------------
configuration suitable for operation in regularly scheduled commercial airline passenger service in the United States and shall be in as good operating condition as on the Delivery Date, ordinary wear and tear and changes and alterations properly made by Lessee as permitted under this Lease excepted, or, in the case of any such engines, shall be as described in Section 5.2. All Lessee or Permitted Sublessee exterior markings, as the case may be, shall have been painted over in matching exterior colors;

               5.1.4  Cleanliness and Operability. Shall be clean by United
                      ---------------------------
States commercial airline operating standards with all installed equipment, systems and components operable and functioning in accordance with their intended use;

               5.1.5  Parts and Equipment. Shall have installed thereon all
                      -------------------
Engines and Parts installed thereon at the commencement of the Term, or replacements therefor made in accordance with the terms of this Lease;



                         SALE AND LEASE AGREEMENT N62SW

               5.1.6  TCAS and Windshear. Shall have installed thereon a
                      ------------------
Terminal Collision Avoidance System and windshear detection system (as required by FAA airworthiness directive, and as implemented by Lessee for the balance of its 737-200 fleet), both at Lessee's expense; and

               5.1.7  Corrosion Treatment. Shall have been maintained in
                      -------------------
compliance with the corrosion prevention procedures to the extent set forth in the Maintenance Program.

          5.2  Return of Other Engines. In the event that any engine not
               -----------------------
owned by Lessor shall be installed on the Airframe returned in accordance with
Section 5.1, such engine shall be a Pratt & Whitney JT8D-9A engine (or an improved model engine manufactured by Pratt & Whitney which is fully compatible with the other Engine or engine installed on the Airframe). At the time of such replacement, such engine shall have performance and durability characteristics and a value, condition and utility at least equal to the Engine it replaced hereunder, assuming such Engine was maintained in accordance with the requirements of this Lease, and at the time the Airframe is returned shall fully comply with all the requirements of this Lease, including this Section 5, which are applicable to Engines. Upon return of the Aircraft, Lessee shall duly convey to Lessor good and marketable title to any such replacement engine, free and clear of all Liens other than Lessor Liens; and, upon such conveyance and as a condition thereto, Lessee will (a) furnish Lessor with a full warranty (as to title) bill of sale, in form and substance reasonably satisfactory to Lessor, with respect to each such replacement engine, together with an opinion of counsel to the effect that such bill of sale has been duly authorized and delivered and is enforceable in accordance with its terms and that each such replacement engine is free and clear of all Liens other than Lessor Liens, and
(b) take such other action as Lessor may reasonably request in order that title to such replacement engine may be duly and properly vested in Lessor to the same extent as the Engine replaced thereby. Upon compliance by Lessee with the foregoing and full performance by Lessee of all of its payment obligations hereunder, Lessor will, so long as no Lease Event of Default or Lease Default has occurred and is continuing, subject such replacement engine to the Lien of the Mortgage and Transfer to Lessee any Engine not installed on the Airframe at the time of return, free and clear of all Lessor Liens and the Lien of the Mortgage, but otherwise without recourse or warranty (other than any manufacturer's or other third-party warranties applicable to such Engines).

          5.3  Return at End of Base Lease Term or Renewal Lease Term. Upon
               ------------------------------------------------------
return of the Aircraft at the expiration or termination of this Lease, Lessee shall have caused all of the following to be complied with: (i) all FAA Airworthiness Directives, all mandatory service bulletins from Manufacturer, and all mandatory service bulletins from the manufacturer of the Engines then installed on the Airframe (in compliance with Section 5.2), in each case applicable to the Aircraft and required by the terms thereof to have been complied with on or prior to the return date, and (ii) all such FAA Airworthiness Directives and bulletins which have been issued not less than six months prior to the end of the Term


                         SALE AND LEASE AGREEMENT N62SW
and which require compliance after the return date but prior to the six-month anniversary of the return date. During the Term, Lessee shall have treated the Aircraft in a manner similar to the manner in which Lessee treated all other Boeing 737-200 aircraft in its fleet during the Term, including, without limitation, with respect to maintenance, additions and modifications (other than as contemplated by Section 5.4).

     At the request of Lessor delivered to Lessee not more than 30 days prior to the end of the Term, the Aircraft shall be check flown by Lessee (or any Permitted Sublessee) on the return flight described in Section 5.1 or the flight to Lessee's principal maintenance facilities pursuant to Section 5.6, as the case may be. The form of test flight procedure to be followed shall be in accordance with Lessee's normal test flight procedure. Up to five of Owner Participant's designees or representatives may participate in such flight as observers.

     At redelivery of the Aircraft to Lessor hereunder, the following specific requirements shall be met by Lessee:

               5.3.1 (I) 25% of the time (or cycles, if applicable) between the performance of each structural work task card (the "Cards") shall remain before the next required performance of such Cards (or the equivalent used at the time under Lessee's Maintenance Program) (it being understood that, as used herein, the term "Cards" refers to the heaviest airframe check currently used under Lessee's Maintenance Program), (II) Lessee shall have performed a complete "C" check or its equivalent (all phases) on the Airframe no more than 200 flight hours prior to its return to Lessor, during which "C" check or equivalent, as the case may be, Lessor shall have had full access to inspect the Aircraft, subject to the provisions of Section 12 (and Lessee shall have corrected to the Lessor's reasonable satisfaction any deficiencies discovered during such check, and will not have deferred any maintenance discrepancies), and (III) Lessee shall have completed a "B" check immediately prior to redelivery;

               5.3.2 The Engines shall not have been used for more than an aggregate of 12,000 hours or 12,000 cycles since the last shop visit;

               5.3.3 The hot section of each Engine or Replacement Engine shall be inspected by boroscope and any defects which are outside the manufacturer's recommended airworthiness limitations shall be corrected such that they are brought within such limitations;

               5.3.4 Each of the main and nose landing gears shall have 25% of the time between shop visits remaining until the next scheduled shop visit or replacement;

               5.3.5 The auxiliary power unit (the "APU") shall have at least 25% of the Aircraft hours between major shop level inspections remaining until the next such inspection;


                        SALE AND LEASE AGREEMENT N62SW

               5.3.6 All time-controlled components, other than Engines and landing gear, shall have 3,000 hours (unless one-half of the allowable hours is actually less than 3,000 hours, in which case one-half of such allowable hours) or twelve months, as applicable, remaining to the next scheduled shop visit or replacement; and

               5.3.7 The ratio of cycles to block hours for the Aircraft shall not exceed 1.33 to 1.0.

          5.4  Financial Adjustments. At such time as the Aircraft is returned
               ---------------------
pursuant to this Section 5, the hours and cycles, as applicable, remaining with respect to each item referred to in Section 5.3 shall be determined in accordance with Section 5.4.6, and, subject to Section 5.3 and Section 5.4.6, the appropriate financial adjustment shall be determined on the date the Term (or the Extension Period, as defined in Section 26) ends as follows, and paid at the time of such return:

               5.4.1  Airframe. In the event that the Airframe is returned to
                      --------
Lessor with other than 50% of the allowable hours between Cards remaining, then the adjustment amount in respect of the Airframe shall be determined by multiplying (i) the difference between the actual number of hours remaining to the next Cards and 50% of the allowable hours between Cards by (ii) the cost per hour paid by Lessee to third parties, at the time such Aircraft is returned, for the performance of such Cards. If the actual number of hours remaining exceeds 50% of the allowable hours, then Lessor shall pay such adjustment amount to Lessee; otherwise, Lessee shall pay such adjustment amount to Lessor.

               5.4.2  Engines. In the event that the Engines are returned to
                      -------
Lessor with less than an aggregate of 12,000 hours or cycles used since the last shop visit, then the adjustment amount in respect of the Engines shall be determined by multiplying (i) the difference between the actual aggregate number of hours or cycles used, whichever is the more limiting, and 12,OOO hours or cycles, by (ii) the then-current average cost per hour to Lessee of restoring usable engine time, and Lessor shall pay such adjustment amount to Lessee. For the purpose of determining the cost of restoring usable engine time it shall be assumed that one hour is equal to one cycle.

               5.4.3  Landing Gear. In the event that the landing gear are
                      ------------
returned to Lessor with more than 25% of cycles remaining until the next scheduled shop visit or replacement, then the adjustment amount in respect of such landing gears shall be determined by multiplying (i) the difference between the actual number of cycles remaining to the next scheduled shop visit and 25% of the allowable cycles between shop visits by (ii) the cost per cycle paid by Lessee to third parties, at the time the Aircraft is returned, for the overhaul of a nose gear or main gear, as applicable, and Lessor shall pay such



                        SALE AND LEASE AGREEMENT N62SW
adjustment amount to Lessee. For the purpose of determining the cost of restoring usable landing gear time it shall be assumed that one hour is equal to one cycle.

               5.4.4  APU. In the event that the APU is returned to Lessor with
                      ---
other than 50% of the Aircraft hours between major shop level inspections remaining until the next such inspection, then the adjustment amount in respect of the APU shall be determined by multiplying (i) the difference between the actual number of Aircraft hours remaining to the next such inspection and 50% of the allowable Aircraft hours by (ii) the cost per hour paid by Lessee to third parties, at the time such Aircraft is returned, for the performance of restoring usable time to such APU. If the actual number of Aircraft hours remaining exceeds 50% of the allowable Aircraft hours, then Lessor shall pay such adjustment amount to Lessee; otherwise, Lessee shall pay such adjustment amount to Lessor.

               5.4.5  Time-Controlled Components.  In the event that any time-
                      --------------------------
controlled component (other than Engines and landing gear) is returned to Lessor with more than 3,000 hours (unless one-half of the allowable hours is actually less than 3,000 hours, in which case more than one-half of such allowable hours) or 12 months, as applicable, remaining to the next scheduled shop visit or replacement as provided in Section 5.3.6, then the adjustment amount in respect of such time-controlled component shall be determined by multiplying (i) the difference between the number of hours or months, as applicable, remaining and 3,000 hours, one-half of such allowable hours, or 12 months, as applicable, by
(ii) the then-current average vendor overhaul cost per hour to Lessee for such component, and Lessor shall pay such adjustment amount to Lessee.

               5.4.6  Cycles/Hours Ratio. In the event that the ratio of cycles
                      ------------------
to block hours for the Aircraft exceeds 1.33 to 1.0, then Lessee shall pay to Lessor an amount equal to $150 for each actual cycle on the Aircraft in excess of the number obtained by multiplying (i) the number of block hours by (ii) 1.33.

               5.4.7  Certificate as to Return Condition. Etc. At the end of the
                      ---------------------------------------
Term, Lessee shall furnish Lessor with an Officer's Certificate setting forth the hours and cycles remaining on the Engines, the landing gear and the Airframe. Such certificate shall be used in determining the amount of any payments due pursuant to this Section 5.4.

               5.4.8  Certain Other Financial Adjustment Provisions.
                      ---------------------------------------------
               (a) Any payment to be made by any party hereto pursuant to this
Section 5.4 shall be net of all amounts to be paid to such party pursuant to this Section 5.4.

               (b) Lessee shall use its best efforts to avoid returning the Engines with an aggregate number of hours or cycles used since the last shop visit which is materially less



                         SALE AND LEASE AGREEMENT N62SW
than 12,000, by replacing one or both of the Engines with such spare Replacement Engines, if any, as are available immediately prior to such return.

               (c) Lessee shall have the option to perform the work necessary to conform the Aircraft to the condition required by this Section 5.4 in lieu of paying any adjustment amount hereunder.

          5.5  Manual, Service Bulletins, Etc. Upon return of the Aircraft at
               ------------------------------
the expiration or termination of this Lease, Lessee shall deliver or cause to be delivered to Lessor originals or copies of all logs, manuals, drawings and data and inspection, modification and overhaul records in respect of the Aircraft, including without limitation originals of all such documents as are required to be maintained under applicable rules and regulations of the FAA, updated through the date of return. All "no-charge" service bulletin kits received by or on behalf of Lessee from Manufacturer, engine manufacturer or vendors for the Aircraft and Engines or engines and not incorporated therein shall be returned at no charge to Lessor as cargo on board the Aircraft at the time of its return. At the time the Aircraft is returned, Lessor shall have the option to purchase from Lessee, at Lessee's cost therefor, any "charge" service bulletin kits purchased by Lessee which have not been incorporated in the Aircraft. All such items shall thereupon become the property of Lessor. In addition, at the time of such return, Lessee will provide copies of all documentation, including all Cards, necessary or appropriate to permit Lessor (or any purchaser or lessee of the Aircraft) to maintain the Aircraft in accordance with the Maintenance Program.

          5.6  Parking upon Return. Upon written request of Lessor received by
               -------------------
Lessee at least 10 days prior to its return of the Aircraft at the expiration or termination of this Lease and in lieu of returning the Aircraft to a location as provided in Section 5.1, Lessee will provide free parking facilities for the Aircraft for a period not exceeding 30 days following return thereof by Lessee at the location at which Lessee has its principal maintenance facilities; provided, that such parking shall be at Lessor's risk and any expenses in connection with such parking shall be paid by Lessor, including the cost of any insurance therefor; provided, further, that Lessee shall provide such parking facilities for an additional 60 days on a space-available basis.

          5.7  Failure to Return Aircraft or Engines. If Lessee shall, for any
               -------------------------------------
reason whatsoever, fail to return the Aircraft or any Engine at the time specified herein, the obligations of Lessee as provided in this Lease (including the obligation to pay Rent on the same basis as that applicable immediately prior to such failure) shall continue in effect with respect to the Aircraft or such Engine until either (i) the Aircraft or such Engine is returned to Lessor or (ii) the greater of the Stipulated Loss Value and the fair market sales value of the Aircraft or such Engine (determined in accordance with the provisions set forth in Section 15.2) shall have been paid to Lessor (it being understood that such Stipulated Loss Value or fair market sales value shall be determined as of the date such return was to have


                        SALE AND LEASE AGREEMENT N62SW
been made); but this Section 5.7 shall not be construed as permitting Lessee to fail to meet its obligation to return the Aircraft or such Engine in accordance with the requirements of this Lease or constitute a waiver of a Lease Event of Default.

          5.8  Aid in Disposition. Lessee agrees that, during the last twelve
               ------------------
months of the Term (and during any storage period) it will cooperate (and will use its best efforts to cause any sublessee to cooperate) in all reasonable respects with any efforts of Lessor to lease or sell the Aircraft, including without limitation (subject to the provisions of Section 12) permitting potential lessees or purchasers to inspect the Aircraft and the records relating thereto; provided, that such cooperation shall be without out-of-pocket expense or risk to Lessee (or any sublessee); provided, further, that Lessee (and any sublessee) shall not be obligated to cooperate in any manner which may interfere with the normal operation or maintenance of the Aircraft by, or the business of, Lessee (or such sublessee).

     Section 6. Liens. Lessee will not directly or indirectly create, incur,
                -----
assume or suffer to exist any Lien on or with respect to the Aircraft, the Airframe or any Engine, title thereto or any interest therein or in this Lease except: (a) the respective rights of the parties to the Operative Agreements;
(b) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7.2 and 8.3; (c) Lessor Liens; (d) liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (e) materialmen's, mechanics', workers', repairers', employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or not overdue for a period of more than 60 days or is being contested in good faith (and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) by appropriate proceedings so long as such Liens do not involve any material danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (f) Liens arising out of any judgment or award against Lessee, unless the judgment secured shall not, within 45 days after entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within 45 days after the execution of such stay; and (g) any other Lien with respect to which Lessee shall have provided a bond or other security adequate in the reasonable judgment of Lessor. Lessee will promptly take (or cause to be taken) such action at its own expense as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.



                        SALE AND LEASE AGREEMENT N62SW

     Section 7. Registration, Operation, Possession, Subleasing and Records.
                -----------------------------------------------------------

            7.1 Registration and Operation.
                --------------------------

                  7.1.1 Registration. Lessee shall forthwith upon the delivery
                        ------------
of the Aircraft hereunder cause the Aircraft to be duly registered and at all times thereafter to remain duly registered in the name of Lessor with the FAA pursuant to and as permitted by the Act (it being understood that Lessee shall not be required to comply with this covenant to the extent that First Security Bank of Utah, National Association's or Owner Participant's failure to comply with its covenant set forth in Section 6.3.1.5 or Section 6.2.5, respectively, of the Participation Agreement with regard to its citizenship makes such compliance by Lessee impossible).

                  7.1.2 Nameplate. As soon as practicable after the Delivery
                        ---------
Date, and in any event within 30 days thereof, Lessee agrees to affix and thereafter to maintain in the cockpit of the Airframe adjacent to the airworthiness certificate and on each Engine a nameplate bearing the inscription "OWNED BY AND LEASED FROM FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, OWNER AND LESSOR" and, so long as the Mortgage shall be in effect, "SUBJECT" TO A SECURITY INTEREST IN FAVOR OF NATIONWIDE LIFE INSURANCE COMPANY, AS MORTGAGEE" (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Lessor). Except as above provided, Lessee will not allow the name of any person, association or corporation to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of ownership; provided that nothing herein contained shall prohibit Lessee (or any Permitted Sublessee) from placing its customary colors and insignia on the Airframe or any Engine or displaying information concerning the registration or manufacture of the Aircraft, the Airframe, any Engine or Part.

                  7.1.3 Compliance with Laws. Lessee agrees that it will not use
                        --------------------
or operate the Aircraft, the Airframe or any Engine in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign) or in violation of any airworthiness certificate, license or registration relating to the Aircraft, the Airframe or any Engine issued by any such authority, except to the extent Lessee is contesting in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect Lessor's title to, or Lender's interest in, the Aircraft.

                  7.1.4 Insurance Requirements; Government Requisition;
                        ----------------------
Indemnity. Lessee agrees not to operate, use or locate the Aircraft, the Airframe or any Engine, or permit any Permitted Sublessee to operate, use or locate the Aircraft, the Airframe or any Engine, (i) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition by the Government where Lessee obtains


                        SALE AND LEASE AGREEMENT N62SW
indemnity (backed by the full faith and credit of the United States of America) in lieu of such insurance from the Government against the risks and in the amounts required by Section 11 covering such area, or (ii) in any area where maintenance of war-risk insurance is required by Section 11 unless fully covered by war-risk insurance satisfying the terms of Section 11, or unless the Aircraft, the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability (backed by the full faith and credit of the United States of America) in an amount not less than the amount of insurance otherwise required by Section 11 for any damage, loss, destruction or failure to return possession of the Aircraft, the Airframe or such Engine at the end of the term of such contract or for injury to persons or damage to property of others, or (iii) with respect to any sublease to a Permitted Foreign Air Carrier, in any area referred to in subclause 3(iv) of
Section 7.2.

          7.2  Possession. Lessee will not, without the prior written consent of
               ----------
Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided, however, that, so long as no Lease Event of Default shall have occurred and be continuing, and so long as Lessee shall comply with the provisions of Section 11, and all FAA approvals required for such purposes have been obtained, Lessee may, without such prior written consent:

               7.2.1  Interchange and Pooling.  Subject or permit any Permitted
                      -----------------------
Sublessee to subject (i) the Aircraft, Airframe or any Engine to normal interchange agreements customary in the airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of its business, and
(ii) any Engine to pooling agreements or arrangements customary in the United States domestic commercial airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of its business; but in either case
(A) no transfer of the registration of the Airframe or any Engine shall be effected in connection therewith and the terms of this Lease and the Participation Agreement shall be observed, and (B) no such agreement or arrangement shall contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and if Lessor's title to the Aircraft, Airframe or any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect thereto and Lessee shall comply with Section 10.2 hereof;

               7.2.2  Testing and Service. Deliver or permit any Permitted
                      -------------------
Sublessee to deliver possession of the Aircraft, Airframe or any Engine or Part, to the manufacturer thereof for testing or other similar purposes, or to any organization for service, repair, maintenance or overhaul work on the Aircraft, Airframe or any Engine or Part, or for alterations or modifications in or additions to the Aircraft, Airframe or any Engine to the extent required or permitted by the terms of Section 8.4;



                        SALE AND LEASE AGREEMENT N62SW

               7.2.3  Civil Reserve Air Fleet Program.  Transfer or permit any
                      -------------------------------
Permitted Sublessee, if required by law to do so, to transfer possession of the Aircraft, Airframe or any Engine to the Government pursuant to the Civil Reserve Air Fleet Program administered pursuant to Executive Order No.10999, as amended, or any similar or substitute programs, so long as such transfer of possession does not continue beyond the end of the Term and so long as Lessee shall (A) promptly notify Lessor upon subjecting the Airframe or any Engine to such program and provide Lessor with the name and address of the appropriate party to whom notice must be given pursuant to Section 16 hereof, and (B) promptly notify Lessor upon transferring possession of the Airframe or any Engine to the Government pursuant to such program;

               7.2.4  Installation of Engines. Install or permit any Permitted
                      -----------------------
Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, as the case may be, free and clear of all Liens, except (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of air carriers under normal inter-change agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon and (C) mortgage liens or other security interests, provided that (as regards this clause (C)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to the lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe, unless and until Lessee shall become the owner of such Engine;

               7.2.5  Installation of Engines on Other Airframes. Install or
                      ------------------------------------------
permit any Permitted Sublessee to install an Engine on an airframe leased to, or purchased by, Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement, but only if (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease, conditional sale, or other security agreement covering such airframe, or their successors or assigns, and except Liens of the type permitted by clauses (A) and (B) of
Section 7.2.4, and (B) the lease, conditional sale, or other security agreement covering such airframe effectively provides that such Engine should not become subject to the Lien thereof at any time while title to such Engine is held by any of Owner Trustee, Owner Participant or Lender, notwithstanding the installation thereof on such airframe;

               7.2.6  Pooling of Parts. To the extent permitted by Section 8.3,
                      ----------------
subject any Parts owned by Lessor and removed from the Airframe or any Engine to any pooling arrangement referred to in Section 8.3;



                        SALE AND LEASE AGREEMENT N62SW

               7.2.7  Wet Lease. Enter into a Wet Lease for the Airframe and
                      ---------
Engines or engines then installed thereon with any third party for a term not to continue beyond the Term;

               7.2.8  Sublease to Permitted Air Carriers. Enter into a sublease
                      --------
of the Aircraft or the Airframe and Engines or engines then installed on the Airframe or any Engine, for use on the sublessee's regularly scheduled or charter routes, with (a) any U.S. Air Carrier or (b) any Permitted Foreign Air Carrier, in any such case for a term not to continue beyond the remaining Term.

Provided, further, with respect to this Section 7.2, that:
- ---------------------------------------------------------

               (1) the rights of any transferee who receives possession by reason of a transfer permitted by this Section 7.2 (other than the transfer of an Engine which is deemed an Event of Loss) shall be effectively subject and subordinate to, and any sublease permitted by this Section 7.2 shall be made expressly subject and subordinate to, all the terms of this Lease, and to Lessor's rights, powers and remedies under this Lease, including the rights to repossession pursuant to Section 15 and to terminate and avoid such sublease upon such repossession and to require such sublessee to forthwith deliver the Aircraft, Airframe and Engines subject to such sublease upon such repossession;

               (2) Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such sublease or transfer had not occurred, provided that performance of any such terms by any Permitted Sublessee shall be as effective, for purposes of this Lease, as performance thereof directly by Lessee;

               (3) any such sublease shall (i) be consistent with the requirements of this Lease and the applicable requirements of the Participation Agreement, (ii) include appropriate provisions for the continued registration, maintenance in accordance with applicable maintenance standards in the appropriate jurisdiction, operation, insurance (appropriate certificates as to which shall be furnished to Lessor and Lender prior to Lessee's entry into any such sublease with any Permitted Foreign Air Carrier or within 10 days thereafter) and return of the subleased property as required hereunder, (iii) provide that the sublessee may not assign or further sublease the Aircraft, and
(iv) provide that the Aircraft may not be operated into a country with which the United States does not maintain diplomatic relations or in which there is open warfare, whether or not declared;

               (4) no interchange agreement, transfer, sublease or other relinquishment of possession permitted hereunder shall affect the registration of the Aircraft or shall permit any action not permitted to Lessee in this Lease; and



                        SALE AND LEASE AGREEMENT N62SW

               (5) no such interchange agreement, sublease, transfer or other relinquishment of possession of the Aircraft, Airframe or any Engine shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any other Operative Agreement or constitute a waiver of Lessor's rights or remedies hereunder or under any other Operative Agreement.

     Lessee shall notify Lessor and Lender within 10 days after the commencement of any sublease permitted hereunder and shall deliver to Lessor within such period a duly executed copy of any sublease or interchange or pooling agreement permitted hereunder together with any certification required by Section 7.2. Upon request of Lessor, Lessee shall promptly duly execute and deliver to Lessor and, for so long as the Mortgage shall not have been fully discharged, deliver a copy to Lender of, an assignment of any such sublease having a term in excess of 12 months in favor of Lessor in form and substance reasonably satisfactory to Lessor and, for so long as the Mortgage shall not have been fully discharged, Lender. Lessor hereby agrees, for the benefit of Lessee (and any Permitted Sublessee) and for the benefit of each lessor, conditional seller, or secured party of any airframe or engine leased to or purchased by Lessee (or any Permitted Sublessee) subject to a lease, conditional sale, or other security agreement, that Lessor will not acquire or claim, as against such lessor, conditional seller, or secured party, or any successor or assign thereof, any right, title or interest in any engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party; provided, however, that such agreement of Lessor shall not be for the
       -----------------
benefit of any lessor or secured party of any airframe (other than the Airframe) leased to Lessee (or any Permitted Sublessee) or purchased by Lessee (or any Permitted Sublessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by Lessee (or any Permitted Sublessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

     A consolidation, merger, conveyance, transfer, or lease permitted by
Section 7.4 of the Participation Agreement shall not be deemed to be a transaction to which this Section 7.2 shall apply.

          7.3  Records and Reports. Lessee shall:
               -------------------

               7.3.1  Records. Maintain or cause to be maintained all records,
                      -------
logs and other materials required by the FAA or any other governmental authority having jurisdiction to be maintained in respect of the Aircraft, the Airframe and each Engine;


                        SALE AND LEASE AGREEMENT N62SW

               7.3.2  Information and Reports. Upon request, promptly furnish or
                      -----------------------
cause to be furnished to Lessor (in sufficient number) such information as may be required to enable Lessor or Owner Participant to file any reports, including tax returns, required to be filed by Lessor or Owner Participant with any governmental authority because of Lessor's ownership of the Aircraft, Airframe or any Engine or because of receipt of Rent or because of the interest of Owner Participant in the Estate; provided, however, that with respect to any such information which Lessee deems commercially sensitive or confidential, if reasonably feasible, Lessor shall afford Lessee a reasonable opportunity to seek from any such governmental authority a waiver of Lessor's or Owner Participant's obligation to file any such information or consent to the filing of such information directly by Lessee in lieu of filing by Lessor or Owner Participant and if any such waiver or consent is evidenced to the reasonable satisfaction of Lessor, then Lessee shall not be required to furnish such information to Lessor;

               7.3.3  Financial Information.  Promptly provide Lessor and Owner
                      ---------------------
Participant with (i) such financial information concerning Lessee as is provided from time to time to the public shareholders of Lessee, (ii) within 60 days after the end of each of the first three quarterly periods of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income for such period, (iii) within 120 days after the close of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and cash flows for such fiscal year, as certified by independent public accountants, and (iv) from time to time such other information as to its financial condition as Lessor or Owner Participant may reasonably request; and

               7.3.4  Notification of Default. Promptly provide Lessor and Owner
                      -----------------------
Participant, as soon as possible and in any event within ten days after any of the Chairman, the President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of Lessee shall have actual knowledge of the occurrence of a Lease Default or a Lease Event of Default, written notice setting forth in reasonable detail the nature of such Lease Default or Lease Event of Default.

     Section 8. Maintenance; Replacement and Pooling of Parts; Alterations,
                -----------------------------------------------------------
Modifications and Additions.
- ---------------------------

          8.1 Maintenance.
              -----------

               8.1.1  Maintenance Program. Lessee shall maintain, service,
                      -------------------
repair, overhaul, alter, modify, add to and test (or cause to be maintained, serviced, repaired, overhauled, altered, modified, added to and tested) the Aircraft, the Airframe and each


                        SALE AND LEASE AGREEMENT N62SW

Engine, and each other engine installed from time to time on the Airframe, in accordance with Lessee's FAA-approved maintenance program for the Aircraft, Airframe and Engines, as such program may be changed, adjusted, revised or modified from time to time as permitted by the FAA (the "Maintenance Program"),
(i) so as to keep the Aircraft, the Airframe and each Engine in as good operating condition as on the Delivery Date, ordinary wear and tear excepted,
(ii) in the same manner and with the same care as used by Lessee with similar aircraft owned or operated by Lessee, and (iii) so as to keep the Aircraft, the Airframe and each Engine in such condition as required to enable the FAA certificate of airworthiness for the Aircraft to be maintained in good standing at all times under the Act, except when all comparable Boeing Model 737-200 series aircraft registered in the United States of America have been grounded by the FAA other than as a result of actions taken or omitted to be taken by Lessee (or, if a sublease is then in effect, any Permitted Sublessee).

               8.1.2  Compliance with Government Requirements. Lessee will
                      ---------------------------------------
comply with all service, inspection, maintenance, repair and overhaul regulations, directives and instructions which are made mandatory by the FAA or other Government authority upon United States operators of Boeing Model 737-200 series aircraft and Pratt & Whitney JT8D-9A engines and which require compliance during the Term and prior to return of the Aircraft under this Lease.

          8.2  Replacement of Parts. Lessee, at its own cost and expense, will
               --------------------
promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated in the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 8.4. In addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, Lessee, except as otherwise provided in Section 8.4, at its own cost and expense, will replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except for Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated in the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated in the Aircraft, Airframe or such Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee free and clear of all rights of Lessor, and the replaced Part shall no longer


                        SALE AND LEASE AGREEMENT N62SW
be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in Lessor (subject only to Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis), and (iii) such replacement Part shall become subject to this Lease and be deemed part of the Aircraft, Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated in such Aircraft, Airframe or Engine.

          8.3  Pooling of Parts. Any Part removed from the Aircraft, Airframe or
               ----------------
any Engine as provided in Section 8.2 may be subjected by Lessee (or a Permitted Sublessee) to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated in the Aircraft, Airframe or such Engine in accordance with Section 8.2 as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated in the Aircraft, Airframe or any Engine in accordance with Section 8.2 may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee (or any Permitted Sublessee), at its own cost and expense, as promptly thereafter as practicable either (i) causes title to such replacement Part to vest in Lessor in accordance with
Section 8.2 by Lessee (or any Permitted Sublessee) acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (except Permitted Liens), or (ii) replaces such replacement Part by incorporating in the Aircraft, Airframe or such Engine a further replacement Part owned by Lessee (or any Permitted Sublessee) free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with Section 8.2.

          8.4  Alterations, Modifications and Additions. Lessee, at its own cost
               ----------------------------------------
and expense, shall make (or cause to be made) such alterations and modifications in and additions to the Aircraft, Airframe and each Engine as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction and to maintain the FAA certificate of airworthiness for the Aircraft; provided, however, that Lessee may contest in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect Lessor's title to, or Lender's interest in, the Aircraft; and provided, further, that Lessee's failure to make (or cause to be made) any such alterations or modifications shall not constitute noncompliance with the requirements of this
Section 8.4 or a breach of Lessee's undertaking hereunder for so long a period as may be necessary to remedy such failure, if such failure can be remedied, so long as during such period Lessee is using due diligence and reasonable efforts to remedy such failure. In addition, Lessee, at its own cost and expense, may, from time to time make (or cause to be made) such alterations and modifications in and additions to the Aircraft, Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee deems obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine; provided, however, that no such alteration, modification or addition shall, in Lessee's


                        SALE AND LEASE AGREEMENT N62SW
reasonable judgment, materially diminish the value or utility of the Aircraft, Airframe or such Engine, or materially impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition assuming the Aircraft, Airframe or such Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease. Title to all Parts incorporated in the Aircraft, Airframe or such Engine as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Notwithstanding the foregoing sentence of this
Section 8.4, so long as no Lease Event of Default or Lease Default shall have occurred and be continuing, Lessee may, at any time during the Term, remove any
Part if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in the Aircraft, Airframe or such Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) such Part is not required to be incorporated in the Aircraft, Airframe or such Engine pursuant to the terms of this Section 8, and (iii) such Part can be removed from the Aircraft, Airframe or such Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease which the Aircraft, Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Aircraft, Airframe dr such Engine from which it was removed. Any Part not removed by Lessee as above provided prior to the return of the Aircraft, Airframe or such Engine to Lessor hereunder shall remain the property of Lessor.

     Section 9. Default Purchase Option. If a Stage III Upgrade (as defined in
                -----------------------
the Participation Agreement) shall have occurred and Lessee shall not have been fully reimbursed as provided in Section 13 of the Participation Agreement, Lessee shall have the option to purchase the Aircraft. In order to exercise such option, Lessee shall notify Lessor (and, if the Mortgage is then in effect, Lender) thereof in writing, specifying a Rent Payment Date on which such purchase is to occur. In such case, Lessee shall purchase the Aircraft from Lessor on such Rent Payment Date at a purchase price equal to (i) the lesser of
(A) Lessor's Cost and (B) the fair market sales value of the Aircraft at the time of such purchase (determined in accordance with the same appraisal procedures as are set forth in Section 18 and applicable in the event of a failure of Owner Participant and Lessee to agree on a fair market rental value), minus (ii) the amount owed to Lessee at the time of such purchase pursuant to the provisions of Section 13.2 of the Participation Agreement; provided, that in no event shall such purchase price be less than the sum of (I) all principal, interest and premium, if any, due with respect to the prepayment on such date of the Note, and (II) all other amounts then due and owing to Lender under any Operative Agreement. Upon receipt of such purchase price from Lessee and all Rent and other amounts then due hereunder and under any other Operative Agreement, Lessor shall Transfer the Aircraft to Lessee.



                        SALE AND LEASE AGREEMENT N62SW

     Section 10. Loss, Destruction, Requisition. Etc.
                 -----------------------------------

          10.1  Event of Loss with Respect to Aircraft. Upon the occurrence of
                --------------------------------------
an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 15 days after such occurrence) give Lessor and Owner Participant written notice of such Event of Loss. On or before the Business Day next preceding the earlier of (i) the 180th day following the date of the occurrence of such Event of Loss, or (ii) 15 days following the receipt of insurance proceeds with respect to such occurrence, Lessee shall pay to Lessor, in the manner and in funds of the type specified in Section 3.5, (A) the Stipulated Loss Value for the Aircraft, determined as of the date of payment (as described in the definition of Stipulated Loss Value), (B) all unpaid Basic Rent due prior to the SLV Determination Date with reference to which the Stipulated Loss Value is computed and (C) (without duplication) any other Rent which is due and payable through and including the date of payment. Upon payment in full of the Stipulated Loss Value for the Aircraft pursuant hereto, (A) the obligation of Lessee to pay Basic Rent due on or after the SLV Determination Date with reference to which such Stipulated Loss Value is computed shall terminate (but Lessee shall remain liable for all payments of Supplemental Rent due through and including the date of such payment of Stipulated Loss Value), and (B) the Term for the Aircraft shall end. Upon compliance by Lessee with all of the terms of this Section 10.1, (i) Lessor will Transfer to Lessee the Airframe and Engines, and (ii) Lessee will be subrogated to all claims of Lessor, if any, against third parties for damage to or loss of such Airframe and Engines to the extent of the then insured value thereof.

          10.2  Event of Loss with Respect to an Engine.
                ---------------------------------------

               10.2.1  Event of Loss. Upon the occurrence of an Event of Loss
                       -------------
with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee shall give Lessor and Owner Participant prompt written notice (and in any event within 15 days after such occurrence) thereof and shall, as promptly as possible and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value and utility at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss.

               10.2.2  Conditions: Lessee's Obligations. Prior to or at the time
                       --------------------------------
of any such conveyance, Lessee, at its own expense, will promptly:

               (a) furnish Lessor with a full warranty (as to title) bill of sale duly conveying to Lessor such Replacement Engine;


                        SALE AND LEASE AGREEMENT N62SW

               (b) cause a Lease Supplement subjecting such Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and to be filed for recordation with the FAA pursuant to the Act;

               (c) furnish Lessor with such evidence of compliance with the insurance provisions of Section 11 hereof with respect to such Replacement Engine and the payment of all premiums then due with respect to such insurance, as Lessor may reasonably request;

               (d) furnish Lessor with an opinion or opinions of Lessee's counsel, in form, substance and scope reasonably satisfactory to Lessor, to the effect that, upon such conveyance, Lessor will acquire good and marketable title to such Replacement Engine free and clear of all Liens other than Permitted Liens, and that such Replacement Engine will be leased hereunder and to the same extent as the Engine replaced thereby and to such further effect as Lessor may reasonably request;

               (e) furnish Lessor with an Officer's Certificate certifying that, upon consummation of such replacement, no Lease Event of Default or Lease Default will exist hereunder; and

               (f) furnish such other certificates or documents (including appropriate UCC-3 amendments to financing statements filed by Lessee) as Lessor or Owner Participant may reasonably request to effect such replacement.

               10.2.3  Recordation and Opinions. In the case of any Replacement
                       ------------------------
Engine conveyed to Lessor under this Section 10.2, promptly upon the recordation of the Lease Supplement and the Mortgage Supplement covering such Replacement Engine pursuant to the Act, Lessee will cause to be delivered to Lessor an opinion of Crowe & Dunlevy, P.C., or other FAA counsel satisfactory to Lessor as to the due recordation of such Lease Supplement and Mortgage Supplement.

               10.2.4  Conveyance: Replacement Engine. Upon compliance by Lessee
                       ------------------------------
with the terms of this Section 10.2, Lessor will Transfer to Lessee the Engine with respect to which such Event of Loss occurred, and Lessee will be subrogated to all claims of Lessor, if any, against third parties for damage to or loss of such Engine to the extent of the insured value thereof.

               10.2.5  No Reduction of Rent. No Event of Loss with respect to an
                       --------------------
Engine under the circumstances contemplated by the terms of this Section 10.2 shall result in any reduction of Basic Rent or Renewal Rent.



                        SALE AND LEASE AGREEMENT N62SW

          10.3 Application of Certain Payments. Any payments (other than
               -------------------------------
insurance proceeds, the application of which is provided for in Section 11) received at any time by Lessor, Lessee or any Permitted Sublessee from any governmental authority or other Person with respect to any Event of Loss will be applied as follows:

               10.3.1 Replacement of Engine. If such payments are received with
                      ---------------------
respect to an Engine in respect of which an Event of Loss has occurred pursuant to Section 10.2, so much of such payments remaining after reimbursement of Lessor, Lender and Owner Participant for costs and expenses shall be paid over to, or retained by, Lessee, provided Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 10.2 with respect to the Event of Loss for which such payments are made.


                10.3.2 Nonreplacement. If such payments are received with
                       --------------
respect to the Airframe and/or an Engine in respect of which an Event of Loss has occurred pursuant to Section 10.1, so much of such payments remaining after reimbursement of Lessor, Lender and Owner Participant for costs and expenses as shall not exceed the Stipulated Loss Value and other amounts required to be paid by Lessee hereunder shall be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and other amounts required to be paid by Lessee hereunder, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value and other amounts.

          10.4 Requisition of Aircraft for Use by Governmental Authorities. In
               -----------------------------------------------------------
the event of the requisition for use of the Airframe and the Engines or engines installed on such Airframe during the Term by any governmental authority, Lessee shall notify Lessor of such requisition, and all of Lessee's obligations under this Lease with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred. All payments received by Lessor or Lessee from such governmental authority for the use of such Airframe and Engines or engines prior to the time such requisition becomes an Event of Loss shall be paid over to, or retained by, Lessee (or, if directed by Lessee, any Permitted Sublessee); and all payments received by Lessor or Lessee from such governmental authority for the use of such Airframe and Engines or engines after such time shall be paid over to, or retained by, Lessor unless Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section
10.1 with respect to such Event of Loss.

          10.5 Requisition of an Engine for Use by Governmental Authorities. In
               ------------------------------------------------------------
the event of the requisition for use by any governmental authority (other than in circumstances contemplated by Section 10.4) of any Engine but not the Airframe, Lessee will replace such Engine hereunder by complying with the terms of Section 10.2 to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor or Lessee from such governmental authority with respect to such requisition shall be paid over to, or retained by, Lessee (subject to performance by Lessee of the terms of

                        SALE AND LEASE AGREEMENT N62SW

Section 10.2 to the same extent as if an Event of Loss had occurred with respect to such requisitioned Engine).

          10.6 Application of Payments During Existence of Default. Any amount
               ---------------------------------------------------
referred to in this Section 10 which is payable or creditable to or retainable by Lessee shall not be paid or credited to or retained by Lessee if, at the time of such payment, credit or retention, (A) a Lease Event of Default or (B) a Lease Default under Section 14.1 or 14.5 shall have occurred and be continuing hereunder, but shall be paid to and held by Lessor as security for the obligations of Lessee under this Lease and applied against Lessee's obligations hereunder as and when due; at such time as there shall not be continuing any such Lease Event of Default or Lease Default, or at such earlier time as Lessee shall have paid in full all Rent and other amounts due and payable hereunder and under the other Operative Agreements by Lessee, any remaining balance of such amount shall be paid to Lessee to the extent not previously applied in accordance with the preceding clause of this sentence.

     Section 11. Insurance.
                 ---------

          11.1 Public Liability and Property Damage Insurance. Lessee shall at
               ---------------------------------------------
all times maintain, or cause to be maintained, at its or any Permitted Sublessee's expense, public liability (including without limitation contractual liability, passenger legal liability and property damage but excluding manufacturer's product liability coverage) insurance which shall:

               11.1.1 Type, Form and Amount. Be of a type and form carried by
                      ---------------------
similarly situated United States commercial air carriers generally, and carried in amounts not less than that carried by Lessee on similar equipment owned or leased by Lessee and not less than the minimum amount of $350,000,000 (per occurrence) combined single limit (or such greater amount as Lessee may carry from time to time on other 737-200 series aircraft in its fleet);

               11.1.2 Coverage. Include, but not be limited to, public liability
                      --------
insurance, contractual liability insurance, passenger liability insurance and property damage liability insurance (including cargo and baggage liability insurance); and

               11.1.3 Additional Insureds. Name as additional insureds Lessor
                      -------------------
(in its individual and trust capacities), Lender and Owner Participant, as their interests may appear.

          11.2 Insurance Against Loss of or Damage to Aircraft and Engines.
               -----------------------------------------------------------
Lessee shall at all times maintain, or cause to be maintained, at its or any Permitted Sublessee's expense, insurance against loss of or damage to the Aircraft, Airframe and Engines as follows:

                        SALE AND LEASE AGREEMENT N62SW

               11.2.1 Type, Form and Amount.  "All-risk" insurance on the
                      ---------------------
Aircraft and "all-risk" coverage on each Engine and on Parts while removed from the Aircraft or Engines, which is of the type, form and in an amount in compliance with the last sentence of this Section 11.2.1, not less than that carried by Lessee on similar equipment owned or leased by Lessee and not less than that usually carried by similarly situated United States commercial air carriers generally; and, to the extent so usually carried, at all times that the Aircraft or any Engine is not covered by the insurance described in Section 11.2.2, coverage against the perils of (i) strikes, riots, civil commotions or labor disturbances, (ii) any malicious act or act of sabotage and (iii) hijacking, or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of the insured other than hijacking committed by persons engaged in a program of irregular warfare for terrorist purposes. Such insurance shall, at any date, be for an amount not less than the Stipulated Loss Value as of such date.

               11.2.2 War-Risk Insurance.  If at any time (a) war-risk insurance
                      ------------------
is maintained by Lessee or any Permitted Sublessee subleasing the Aircraft or any Engine with respect to other aircraft operated by Lessee or such Permitted Sublessee on the same or similar routes, or (b) the Aircraft is operated on routes where the custom in the United States commercial airline industry is to carry war-risk insurance, or (c) the Aircraft is operated by a Permitted Foreign Air Carrier as a Permitted Sublessee in any recognized or threatened area of hostilities, then war-risk insurance of the type carried by similarly situated United States commercial air carriers operating the same or comparable models of aircraft on the same or similar routes shall be maintained on the Aircraft in an amount not less than that specified in Section 11.2.1.

               11.2.3 Certain Requirements.  The insurance policies required by
                      --------------------
this Section 11.2 shall:

                     11.2.3.1 Additional Insureds.  Be endorsed to name Lessor
                              -------------------
(in its individual and trust capacities), Lender and Owner Participant as additional insureds, as their interests may appear.

                     11.2.3.2 Payment of Proceeds.  Provide that proceeds
                              -------------------
thereunder shall be paid directly to Lessor as exclusive loss payee; provided, however, that any proceeds payable as a result of any property damage to the Airframe or any Engine, which property damage does not exceed $1,500,000 and does not constitute an Event of Loss with respect to the Aircraft or such Engine, shall be paid to Lessee unless, prior to such payment, Lessor shall have notified the insurer making such payment that a Lease Event of Default hereunder has occurred and is continuing.

                        SALE AND LEASE AGREEMENT N62SW

                     11.2.3.3 Waiver of Subrogation.  Provide that the insurers
                              ---------------------
shall waive any rights of subrogation against Lessor, Lender and Owner Participant except for claims arising out of gross negligence or willful misconduct of such Person; provided that the exercise by insurers of rights of subrogation, if any, permitted by this Section 11.2 shall not, in any way, delay payment of any claim that would otherwise be payable by such insurers but for the existence of such rights of subrogation or entitle such insurers to exercise or to assert any setoff, recoupment, counterclaim or any other deduction in respect of any amounts payable under such policies.

                11.2.4 Deductibles.  The insurance required by this Section 11.2
                       -----------
may, subject to Section 11.8, provide for standard deductibles which are from time to time in effect in the aviation insurance industry generally and which are customarily maintained by similarly situated United States commercial air carriers generally; provided, however, such deductibles shall not be more than the deductibles generally maintained by Lessee (and which Lessee is under no compulsion to maintain pursuant to any mortgage, lease or other agreement) with respect to its fleet of Boeing Model 737-200 series aircraft and Pratt & Whitney JT8D-9A engines generally.

                11.2.5 Government Indemnity.  In the case of a contract with the
                       --------------------
Government in respect of the Aircraft or Engines, a valid agreement by the Government to indemnify Lessee, Lessor, Lender and Owner Participant against the same risks which are required hereunder to be insured against in amounts at least equal to the amounts required hereunder from time to time (such indemnity to be backed by the full faith and credit of the United States of America), shall be considered adequate insurance with respect to the Aircraft, Airframe and any Engine subject to such contract to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

          11.3 General Policy Provisions.  Each insurance policy to be procured
               -------------------------
and maintained hereunder shall:

                11.3.1 Primary Insurance.  Be primary and without right of
                       -----------------
contribution from other insurance which may provide coverage to Lessor, Lender or Owner Participant with respect to its interest in the Aircraft, Airframe or any Engine or its liabilities with respect to or arising out of the transactions contemplated by the Operative Agreements;

                11.3.2 Coverage for Each Insured.  Expressly provide that all
                       -------------------------
the provisions thereof, except the agreed values and the limits of the liability of the insurer under such policy, shall operate in the same manner as if there were a separate policy covering each insured;

                        SALE AND LEASE AGREEMENT N62SW

               11.3.3 Waiver of Certain Rights.  Waive any right of the insurers
                      ------------------------
to any setoff, recoupment, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Lessee, Lessor, Lender or Owner Participant;

               11.3.4 Breach of Warranty.  Provide that, in respect of Lessor,
                      ------------------
Lender and Owner Participant, such insurance shall not be invalidated by any action or inaction by Lessee and shall insure the interests of Lessor, Lender and Owner Participant regardless of any breach or violation by Lessee of any representation, warranty, declaration or condition contained in such policy;

               11.3.5 Notice of Termination or Changes.  Provide for not less
                      --------------------------------
than 30 days' prior written notice to be received by Lessor, Lender and Owner Participant before any lapse, alteration, termination or cancellation of the insurance evidenced thereby shall be effective as to Lessor, Lender and Owner Participant, except that war-risk and allied perils policies may provide for not less than seven days' prior written notice or such lesser or greater notice as shall at the time be customary in the aviation insurance industry generally, and which are customarily in effect with respect to major United States commercial air carriers generally from time to time;

               11.3.6 Nonliability for Premiums.  Provide that neither Lessor,
                      -------------------------
Lender nor Owner Participant shall be liable for any insurance premium; and

               11.3.7 Identity of Insurers.  Be with insurance companies,
                      --------------------
underwriters or funds of recognized responsibility.

          11.4 Application of Insurance Proceeds.  As between Lessor and Lessee,
               ---------------------------------
all insurance proceeds received under policies required to be maintained (or to be caused to be maintained) by Lessee pursuant to Section 11.2 as a result of the occurrences of an Event of Loss with respect to the Aircraft, Airframe or any Engine will be applied in accordance with Section 10.3.1 or 10.3.2, as the case may be (except that the balance referred to in Section 10.3.2 shall be paid over to, or retained by, Lessee). All insurance proceeds in respect of any property damage loss not constituting an Event of Loss with respect to the Airframe or an Engine will be applied in payment for repairs or for replacement property in accordance with terms of Section 8, if not already paid for by Lessee, and any balance remaining after compliance with such Section with respect to such loss shall be paid to Lessee. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds in respect of such loss for the account of Lessee or any other third party that is entitled to receive such proceeds. The provisions of Section 10.6 shall apply to amounts referred to in this Section 11.4.

          11.5 Certificates:  Reports, Etc.  With respect to any policy required
               ---------------------------
hereunder, Lessee shall cause to be furnished to Lessor, Lender and Owner Participant on or prior to

                        SALE AND LEASE AGREEMENT N62SW
the Delivery Date of the Aircraft and on or prior to expiration of such policy, certificates of the insurer or insurers (or their authorized representatives) providing insurance pursuant to the requirements of this Section 11, as to hull and liability insurance. On or before the Delivery Date of the Aircraft, and annually thereafter on or before June 1, Lessee shall cause to be furnished to Lessor, Lender and Owner Participant a report signed by Frank B. Hall & Co. (or any other firm of independent aircraft insurance brokers, appointed by Lessee, reasonably satisfactory to the Participant) describing in reasonable detail the insurance then carried and maintained with respect to the Aircraft and stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof as to hull and liability insurance. Lessee agrees that it will cause such firm to advise Lessor, Lender and Owner Participant in writing promptly of any default in the payment of any premium or any other act or omission on the part of Lessee or any Permitted Sublessee of which they have knowledge and which might invalidate or render unenforceable, in whole or in part, the insurance on the Aircraft. Lessee further agrees to cause such firm to advise Lessor, Lender and Owner Participant in writing at least 30 days (seven days in the case of war-risk and allied perils coverage, or such lesser or greater notice as is provided pursuant to Section 11.3.5) prior to the expiration or termination date of any insurance carried and maintained on the Aircraft pursuant to this Section 11.

               11.6 Lessor's Right to Maintain Insurance. In the event that
                    ------------------------------------
Lessee shall fail to maintain or cause to be maintained insurance as herein provided, Lessor or Owner Participant may at its option (but shall not be obligated to) provide such insurance and in such event, Lessee shall, upon demand, reimburse such Person, as Supplemental Rent, for the cost thereof. No such payment, performance or compliance shall be deemed to cure any Lease Default hereunder or otherwise relieve Lessee of its obligations with respect thereto.

               11.7 Insurance for Own Account.  Nothing in Section 11 shall
                    -------------------------
limit or prohibit Owner Participant (directly or through Lessor) or Lender from obtaining insurance for its own account, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto;
provided, however, that no such insurance may be obtained which would limit or otherwise adversely affect the availability or coverage or cost of any insurance required to be obtained or maintained pursuant to this Section 11. Nothing in this Section 11 shall limit or prohibit Lessor from obtaining insurance for its own account, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto; provided, however, that no such insurance may be obtained which would limit or otherwise adversely affect the availability or coverage or cost of any insurance required to be obtained or maintained pursuant to this Section 11 or obtained by Owner Participant or Lender pursuant to the preceding sentence.

               11.8 Self-Insurance.  Notwithstanding the foregoing provisions of
                    --------------
this Section 11, Lessee may, from time to time, self-insure with respect to the Aircraft to the same extent as it does with respect to, or maintain policies with deductibles or premium adjustment

                        SALE AND LEASE AGREEMENT N62SW
provisions consistent with similar provisions applicable to, other comparable aircraft operated by Lessee; provided, however, that if at any time Lessee's unsecured senior long-term debt securities are not rated "Investment Grade", in the case of hull insurance such self-insurance shall in no case be in an amount greater than 4% of Lessee's tangible net worth (as defined in accordance with accepted financial practice); and provided, further that, in the case of public liability insurance, such self-insurance shall in no event exceed $50,000,000. As used in this Section 11.8, the term "Investment Grade" means a rating of "Baa3" or higher from Moody's Investors Service, Inc. or a rating from any other nationally recognized bond rating service equivalent to or better than such a rating.

          Section 12. Inspection.  During the Term, Lessee shall use its
                      ----------
reasonable commercial efforts to furnish Lessor with such information concerning the location, condition, use and operation of the Aircraft and the Engines as Lessor may reasonably request. At all reasonable times, and upon reasonable notice, Lessor, Owner Participant and, for so long as the Mortgage shall not have been fully discharged, Lender, or any of their respective authorized representatives, may inspect the Aircraft and inspect and copy (subject to any confidentiality agreements, copyright restrictions and the like) the books and records of Lessee relative thereto. Any such inspection of the Aircraft shall be without out-of-pocket expense or risk to Lessee and shall be a visual, walk-around inspection; provided that no exercise of such inspection right shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, Lessee (or any Permitted Sublessee). Neither Lessor, Lender nor Owner Participant shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          Section 13. Assignment. Except as otherwise expressly permitted in
                      ----------
Section 7.2 hereof or Section 12.5.1 of the Participation Agreement, or as required in the case of any requisition by the Government referred to in Section 7.1.4, Lessee will not, without the prior or written consent of Lessor, assign or transfer any of its rights or obligations under this Lease. Lessor may assign or convey any of its right, title and interest in and to this Lease or the Aircraft in accordance with the Participation Agreement, the Trust Agreement, the Mortgage and the express provisions of this Lease. The terms and provisions of the Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective permitted successors and assigns.

          Section 14.  Events of Default.  The following events shall constitute
                       -----------------
Lease Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and each such Lease Event of Default shall continue so long as, but only so long as, it shall not have been remedied or waived:

                        SALE AND LEASE AGREEMENT N62SW
                                      35

          14.1  Failure To Pay Rent. Lessee shall fail to make any payment of
                -------------------
Basic Rent or Renewal Rent within 5 Business Days from the due date thereof; or any other payments required under the Operative Agreements within 5 Business Days after the receipt of written notice of such default to Lessee from Lessor;

          14.2  Specific Defaults. Lessee shall fail to carry and maintain (or
                -----------------
cause to be carried and maintained) insurance on or with respect to the Aircraft in accordance with the provisions of Section 11, provided that any such failure shall not constitute a Lease Event of Default so long as such failure is for a period of not more than 30 days, Lessee shall not operate the Aircraft at a time when such insurance is not in effect and the Aircraft continues to be covered by such insurance as is required when the Aircraft is on the ground;

          14.3  General Default. Lessee shall fail to perform or observe any
                ---------------
other material covenant, condition or agreement to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days after written notice thereof to Lessee, unless Lessee shall be diligently proceeding to correct such failure and such failure is cured within 180 days after receipt of such notice;

          14.4  Misrepresentation and Breach of Warranty. Any representation or
                ----------------------------------------
warranty made by Lessee herein or in the Participation Agreement or in any other Operative Agreement (other than the Tax Indemnity Agreement) or in any document or certificate furnished by Lessee in connection with any thereof, shall prove to have been incorrect in any material respect at the time made and shall remain incorrect in any material respect after 30 days after written notice thereof to Lessee; or

          14.5  Bankruptcy, Etc. Lessee shall commence a voluntary case or other
                ---------------
proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days.



                        SALE AND LEASE AGREEMENT N62SW

     Section 15. Remedies.
                 --------

          15.1 Default; Remedies. Upon the occurrence of a Lease Event of
               -----------------
Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare by written notice to Lessee this Lease to be in default; and at any time thereafter, so long as any such Lease Event of Default shall be continuing, Lessor may exercise one or more of the following remedies as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect which have not been effectively waived by Lessee:

               15.1.1  Return; Repossession. Lessor may cause Lessee, upon
                       --------------------
written demand by Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, all or any part of the Aircraft, Airframe or Engines as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of,
Section 5 as if the Aircraft, Airframe or Engines were being returned at the end of the Term; or Lessor, at its option, may enter upon the premises where the Aircraft, Airframe or any Engine, or part thereof is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise, and Lessee expressly waives any right it may have under applicable law to a hearing prior to repossession of the Aircraft, Airframe or any Engine or part thereof; or

               15.1.2  Sale; Use Etc. Lessor may sell all or any part of the
                       -------------
Aircraft, Airframe or any Engine, at public or private sale, at such times and places, to such Persons (including Lessor or Owner Participant) as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft, Airframe or any Engine or part thereof, as Lessor, in its sole discretion, may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto; or

               15.1.3  Certain Liquidated Damages. Whether or not Lessor shall
                       --------------------------
have exercised, or shall thereafter at any time exercise, any of its rights under Section 15.1.1 or 15.1.2 with respect to the Aircraft, Airframe or any Engine or part thereof, Lessor, by written notice to Lessee specifying a payment date not earlier than ten days from the date of such notice, may cause Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, due on or after the date specified for payment in such notice), the sum of (i) any unpaid Basic Rent or Renewal Rent, as the case may be, due prior to the SLV Determination Date immediately preceding the date of such payment, plus (ii) an amount equal to the excess, if any, of (x) the present value of the aggregate unpaid Basic Rent due under this Lease for the remainder of the


                        SALE AND LEASE AGREEMENT N62SW

Term, discounted semiannually (effective on each Rent Payment Date) at the Discount Rate (as such term is defined in Section 15.2) to the date specified for payment in such notice, over (y) the fair market rental value of the Aircraft (determined as hereafter provided in Section 15.2) for the remainder of the Term, discounted in like manner, together with interest, if any, on such amount and unpaid Basic Rent or Renewal Rent, as the case may be, at the Overdue Rate from the date specified for payment in such notice to the date of payment in full; or

               15.1.4  Liquidated Damages upon Sale. If Lessor, pursuant to
                       ----------------------------
Section 15.1.2 or applicable law, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section 15.1.3 with respect to the Aircraft, may, if Lessor shall so elect, upon giving written notice to Lessee, cause Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, due on or after the date of such sale), any unpaid Basic Rent or Renewal Rent, as the case may be, due prior to the SLV Determination Date on or immediately preceding such date of sale plus the amount of any deficiency between (i) the net proceeds of such sale or (if such sale is a private sale and is made to Lessor, Owner Participant or any Affiliate thereof) the fair market sales value of the Aircraft, determined as of the date of such sale as hereinafter provided in this Section 15, as applicable, and (ii) the Stipulated Loss Value of the Aircraft, computed as of the date of such sale, together with interest, if any, on such amount and such unpaid Basic Rent or Renewal Rent at the Overdue Rate from the date of such sale, to the date of payment in full; or

               15.1.5  Rescission and Other Remedies. Lessor may terminate or
                       -----------------------------
rescind this Lease as to the Aircraft, or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including without limitation Lessee's agreement to lease the Aircraft for the Term and to pay Rent.

     In addition to the foregoing remedies, Lessee shall be liable (except as otherwise provided above and without duplication of amounts otherwise payable hereunder) for any and all unpaid Rent due hereunder before, during or after the exercise of any of the foregoing remedies and for all reasonable and actual legal fees and other costs and expenses (including the fees and expenses of all appraisers required by this Section 15) of Lessor and Owner Participant, incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all insurance and storage costs and all costs and expenses incurred in connection with the return of the Aircraft, Airframe or any Engine or part thereof, in accordance with the terms of Section 5 or in placing the Aircraft, Airframe or any Engine or part thereof, in the condition and airworthiness required by Section 5.



                        SALE AND LEASE AGREEMENT N62SW

        15.2  Certain Definitions. For the purpose of this Section 15, the
              -------------------
"fair market rental value" or the "fair market sales value" of the Aircraft shall be the rental value or sales value, as the case may be, which would be obtained in an arm's-length transaction between an informed and willing lessee or purchaser, as the case may be, under no compulsion to lease or purchase, as the case may be, and an informed and willing lessor or seller in possession, as the case may be, and in each case shall be determined on an "as is, where is" basis pursuant to an appraisal by a recognized independent aircraft appraiser chosen by Lessor and approved by Lessee, which approval shall not be unreasonably withheld or delayed and shall be deemed granted if such choice is not rejected within 10 days after Lessee's receipt of notice of Lessor's choice. "Discount Rate" shall mean the lesser of (i) the rate per annum publicly announced from time to time by the Chase Manhattan Bank, N.A., in New York City, as its prime or base lending rate, and (ii) the interest rate set forth in the Note.

         15.3  No Waiver. Etc. No remedy referred to in this Section 15 is
               --------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any earlier or subsequent Lease Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Aircraft, Airframe or any Engine, or part thereof, in mitigation of Lessor's damages as set forth in this Section 15 or which may otherwise limit or modify any of Lessor's rights or remedies under this Section 15.

     Section 16. Notices. Ail notices required under the terms and provisions
                 -------
hereof shall be in writing and shall be given by certified mail, telecopy, telex or any other customary means of written communication, addressed:

     If to Lessee, at 2702 Love Field Dr., P.O. Box 36611, Dallas, Texas 75235-1611 (telecopy no. 214/904-4022), Attention: Treasurer, or at such other address as Lessee shall from time to time designate in writing;

     If to Lessor, at 79 Main Street, Salt Lake City, Utah 84111 (telecopy no.801/350-5053) Attention: Corporate Trust Department, or at such other address as Lessor shall from time to time designate in writing;

     If to Lender, at One Nationwide Plaza, Columbus, Ohio 43216 (telecopy no. 614/249-4698 Attention: Steven McKee/Corporate Fixed Income Department, or at such other address as Lender shall from time to time designate in writing; and


                         SALE AND LEASE AGREEMENT N62SW

     If to Owner Participant, at the address set forth in the signature pages of the Participation Agreement or Schedule I thereto, or at such other address as Owner Participant shall from time to time designate in writing, or to Lender or any permitted assignees as Owner Participant may request in writing.

     The effective date of any such notice shall be the date on which it is received by the addressee; provided, however, that if a notice is tendered to an addressee and the delivery thereof is refused by such addressee, the effective date of such notice shall be the date of such tender. Lessee shall furnish to Lessor for transmission to Owner Participant a sufficient number of copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished hereunder, except in any case where Lessee shall have transmitted the same directly to any such person.

     Section 17. Net Lease: Lessee's Obligations; No Setoff, Counterclaim. Etc.
                 --------------------------------------------------------------
This is a net lease, and all costs and expenses arising from the use, possession and operation of the Aircraft, including but not limited to maintenance costs (including costs related to compliance with FAA Airworthiness Directives or bulletins with which Lessee is required to comply pursuant to Section 5.3), insurance and taxes (other than taxes based upon or measured by the income of Owner Participant or Owner Trustee), shall, unless otherwise specifically provided for herein, be for the account of Lessee. It is hereby recognized that Lessor is the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee is the lessee thereof. It is the intent of the parties hereto that this Lease be a "true lease". Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation: (a) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor (in its individual or trust capacity, including any specifically relating to Lessor's payment obligations set forth in Section 5), Owner Participant, any Indemnified Party or any other Person for any reason whatsoever (except as expressly provided in Section 13.4 of the Participation Agreement or in Section 5 of the Tax Indemnification Agreement); (b) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee; (d) any restriction, prevention or curtailment of or interference with any use of the Aircraft or part thereof; (e) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof or any of the other Operative Agreements or any provision thereof, in each case whether against or by Lessee or otherwise; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless


                         SALE AND LEASE AGREEMENT N62SW
agrees to pay an amount equal to each Basic Rent, Renewal Rent and Supplemental Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. All Rent payable by Lessee shall be paid without notice or demand (except as otherwise expressly provided) and without abatement, suspension, deferment, deduction, diminution or proration by reason of any circumstance or occurrence whatsoever (except as expressly provided in Section 13.4 of the Participation Agreement or in Section 5 of the Tax Indemnification Agreement). Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease or any part hereof, or to any abatement, suppression, deferment, diminution, reduction or proration of Rent except in accordance with the express terms hereof. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee. Lessee will not seek to recover all or any part of any such payment of Rent for any reason whatsoever.

     Section 18. Renewal Options.
                 ---------------

            18.1 Renewal After Stage III Upgrade. In the event that a Stage III
                 -------------------------------
Upgrade shall have occurred with respect to the Aircraft prior to the end of the Base Lease Term, then at the end of such Base Lease Term or any Renewal Term, so long as no Lease Event of Default or Lease Default has occurred and is continuing and the aggregate of all Renewal Terms (including the Term to be elected) shall not exceed four years, Lessee shall have the option to renew this Lease for a one-year Renewal Term. In order to exercise the option to renew, Lessee shall notify Lessor thereof in writing not less than 180 days prior to the commencement of the applicable Renewal Term (which notice shall be irrevocable). The Renewal Rent payable for such Renewal Term hereunder shall be the fair market rental value of the Aircraft calculated as of the commencement of such Renewal Term. Such fair market rental value shall be determined not later than three months prior to the commencement of such Renewal Term by mutual consent of Owner Participant and Lessee or, if they shall be unable so to agree, by three recognized independent aircraft appraisers, one chosen and paid for by Owner Participant, one chosen and paid for by Lessee and the third appraiser chosen by the mutual consent of the first two appraisers and paid for equally by Owner Participant and Lessee, the appraisals of which three appraisers shall be averaged and such average shall be deemed to be the fair market rental value of the Aircraft for all purposes hereof; provided, however, that if the appraisal of one appraiser is more disparate from the average of all three appraisals than each of the other two appraisals, then the appraisal of such appraiser shall be excluded, the remaining appraisals shall be averaged and such average shall be deemed to be the fair market rental value of the Aircraft for all purposes hereof. If either Owner Participant or Lessee shall fail to appoint an appraiser by the date which is two months prior to the commencement of such Renewal Term or if such two appraisers fail to appoint a third appraiser by the date which is one month before the commencement of such Renewal Term, then either Owner Participant or Lessee may apply


                         SALE AND LEASE AGREEMENT N62SW
to any court having jurisdiction to make such appointment. Fair market rental value shall be the cash rental obtainable in an arm's-length lease between an informed and willing lessor (under no compulsion to lease) and an informed and willing lessor (under no compulsion to lease) and shall be determined on the assumptions that the Aircraft is in the United States of America, available for use by Lessee and in the return condition required by Section 5 of this Lease and otherwise in compliance with the requirements of this Lease. Stipulated Loss Value amounts that are payable during each such Renewal Term shall be equal to the appraised value of the Aircraft as of the date of commencement of such Renewal Term; provided, however, that no such amount shall be less than the principal amount of any indebtedness then secured by a Lien on the Aircraft.

          18.2  Renewal Without Stage III Upgrade. In the event that a Stage III
                ---------------------------------
Upgrade shall not have occurred with respect to the Aircraft prior to the end of the Base Lease Term, then at the end of such Base Lease Term or any Renewal Term, so long as no Lease Event of Default or Lease Default has occurred and is continuing, and the aggregate of all Renewal Terms (including the Term to be elected) shall not exceed four years, Lessee shall have the option to renew this Lease for a Renewal Term of up to four years (or such lower integral number which, when combined with the length of all prior Renewal Terms, is not greater than four). In order to exercise the option to renew, Lessee shall notify Lessor thereof in writing not less than 180 days prior to the commencement of the applicable Renewal Term (which notice shall set forth the length of such Renewal Term and shall be irrevocable). The Renewal Rent for such Renewal Term hereunder, payable in arrears in quarterly rent payments, shall be calculated as follows:

  (A) if the Renewal Term begins in January, 1997, then:

  if the Renewal Term is 12 months, the Renewal Rent shall be $580,000/quarter; if the Renewal Term is 24 months, the Renewal Rent shall be $575,000/quarter; if the Renewal Term is 36 months, the Renewal Rent shall be $535,000/quarter; if the Renewal Term is 48 months, the Renewal Rent shall be $495,000/quarter;

  (B) if the Renewal Term begins in January, 1998, then:

  if the Renewal Term is 12 months, the Renewal Rent shall be $570,000/quarter; if the Renewal Term is 24 months, the Renewal Rent shall be $510,000/quarter; if the Renewal Term is 36 months, the Renewal Rent shall be $460,000/quarter;

  (C) if the Renewal Term begins in January, 1999, then:

  if the Renewal Term is 12 months, the Renewal Rent shall be $440,000/quarter; if the Renewal Term is 24 months, the Renewal Rent shall be $390,000/quarter;

                         SALE AND LEASE AGREEMENT N62SW

     (D) if the Renewal Term begins in January, 2000, then the Renewal Term shall be 12 months and the Renewal Rent shall be $350,000/quarter.

Stipulated Loss Value amounts that are payable during each such Renewal Term shall be equal to (i) the Stipulated Loss Value payable at the end of the Base Lease Term, multiplied by (ii) a fraction, (x) the numerator of which is the Renewal Rent, and (y) the denominator of which is Basic Rent; provided, however, that no such amount shall be less than the principal amount of any indebtedness then secured by a Lien on the Aircraft.

     Section 19.  Successor Owner Trustee.  Lessee agrees that in the case of
                  -----------------------
the appointment of any successor Owner Trustee pursuant to the terms of the Trust Agreement, such successor Owner Trustee shall, upon written notice by such successor Owner Trustee to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor and the owner of the Aircraft for all purposes hereof without the necessity of any consent or approval by Lessee (but such successor Owner Trustee shall qualify under the terms of Section 10.2 of the Participation Agreement) and without in any way altering the terms of this Lease or Lessee's obligations hereunder. One such appointment and designation of a successor Owner Trustee shall not exhaust the right to appoint and designate further successor or additional Owner Trustees pursuant to the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

     Section 20. Right to Perform for Lessee. If Lessee fails to perform or
                 ---------------------------
comply with any of its agreements contained herein, Lessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

     Section 21. Quiet Enjoyment. So long as this Lease shall not have been
                 ---------------
declared to be in default pursuant to Section 15, during the Term Lessor will not, through its own actions or inactions, interfere in the quiet enjoyment of the Aircraft by Lessee or any Permitted Sublessee.

     Section 22. Investment of Security Funds; Miscellaneous; Amendment.
                 ------------------------------------------------------

          22.1  Investment of Security Funds. Any moneys required to be paid to
                ----------------------------
or retained by Lessor which are not required to be paid to Lessee pursuant to
Section 10.6 or 11.4 solely because a Lease Event of Default or Lease Default under Section 14.1 or 14.5 shall have occurred and be continuing, or which are held by Lessor pending payment to Lessee pursuant to Section 11.4 or which are required to be paid to Lessee pursuant to

                         SALE AND LEASE AGREEMENT N62SW

Section 10.3 or 11.4 after completion of a replacement to be made pursuant to
Section 10.2, shall, until paid to Lessee as provided in Section 10 or 11 or applied as provided herein or in the Trust Agreement, be invested by Lessor from time to time as directed in writing by Lessee and at the expense and risk of Lessee in the following securities (which shall mature within 91 days of the date of purchase thereof): (a) direct obligations of the Government; (b) obligations fully guaranteed by the Government; (c) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated P-1 or its equivalent by Moody's Investors Service, Inc. and A-1 or its equivalent by Standard & Poor's Corporation; (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with (i) the Owner Trustee or (ii) any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $50,000,000; or (e) shares of a money market fund registered under the Investment Company Act of 1940, as amended, the sole assets of which are direct obligations of the Government. There shall be promptly remitted to Lessee or its order any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Lease Event of Default or a Lease Default under Section 14.1 or 14.5 shall have occurred and be continuing. Lessee will promptly pay to Lessor, on demand, the amount of any los realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be disposed of in accordance with the terms of the Trust Agreement.

          22.2  Miscellaneous; Amendment. Lessee shall do, execute, acknowledge
                ------------------------
and deliver, or shall cause to be done, executed, acknowledged and delivered, all such further acts, conveyances and assurances as Owner Trustee or Owner Participant shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Agreements. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in or to the Aircraft, Airframe or Engines except as a lessee only. The section and paragraph headings in this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease. THIS LEASE HAS BEEN, AND EACH LEASE

                         SALE AND LEASE AGREEMENT N62SW

SUPPLEMENT AND AMENDMENT HERETO IS INTENDED TO BE, DELIVERED IN THE STATE
OF TEXAS AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Lease and each Lease Supplement and amendment hereto may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. The representations, warranties, covenants, agreements and indemnities contained in this Lease or any agreement, certificate or document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Lease and the expiration or other termination of this Lease to the extent required for full performance and satisfaction hereof and thereof.

     Section 23.  Permitted Foreign Air Carriers. Lessor may, in the exercise of
                  ------------------------------
its reasonable business judgment, by written notice to Lessee, remove any foreign air carrier from Exhibit C and Lessee may, by written notice to Lessor, request that any foreign air carrier be added to Exhibit C, subject to Lessor's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no deletion of an airline from the list of Permitted Foreign Air Carriers pursuant hereto shall (i) reduce the number of Permitted Foreign Air Carriers below 24, (ii) affect any existing sublease or other agreement providing for transfer of possession of the Aircraft, Airframe, any Engine or Part which was permitted hereunder at the time entered into, or
(ill) preclude any subsequent renewal or extension of such sublease or other agreement to which the Permitted Foreign Air Carrier under a sublease is entitled by the terms thereof as originally in effect.

     Section 24. Lessee's Consent to Mortgage. Lessee hereby acknowledges
                 ----------------------------
receipt of due notice that Lessor's interest in this Lease (including the initial Lease Supplement and any amendments hereto) has been assigned to Lender pursuant to the Mortgage. Unless and until Lessee shall have received written notice from Lender that the Mortgage has been discharged, (i) Lessee shall pay all amounts of Basic Rent and Stipulated Loss Value to Lender, (ii) except as otherwise provided in the Mortgage, all Basic Rent and Stipulated Loss Value due and payable to Lessor by Lessee shall be paid to Lender without notice on demand (except as otherwise expressly provided), and without abatement, suspension, deferment, deduction, diminution or proration by reason of any circumstance or occurrence whatsoever, including, without limitation, by reason of any claim of Lessee against Lessor or Owner Participant, (iii) except as otherwise provided in the Mortgage, Lender shall have the right to exercise the rights of the Lessor under the Lease to give consents, approvals, waivers notices or the like, to make elections, demands or the like and to take any other discretionary action under this Lease as though named as Lessor herein, and (iv) no amendment or modification of, or waiver by or consent of Lessor in respect of, any of the provisions of this Lease shall be effective unless Lender shall have joined in such amendment,


                         SALE AND LEASE AGREEMENT N62SW
modification, waiver or consent or shall have given its prior written consent thereto. Lessee further agrees to deliver to Lender a copy of each notice, certificate, financial statement or other document or instrument delivered or required to be delivered by Lessee to Lessor hereunder or under any of the other Operative Agreements unless and until Lender has delivered written notice to lessee that the Mortgage has been discharged. Nothing in this Section 24 shall be deemed to constitute a waiver by Lessee of any of the provisions of Section 10 of the Participation Agreement.

     Section 25. Section 1110 Compliance. Each of the parties hereto agrees that
                 -----------------------
the transactions contemplated by this Agreement and the other Operative Agreements are intended to be, and, to the extent permitted by applicable law, shall be and should be construed so as to be, entitled to the full benefits of 11 U.S.C. Section 1110.

     Section 26. Lease Extension. Notwithstanding any provisions contained
                 ---------------
herein or in any other Operative Document to the contrary, at the end of the Basic Term or any Renewal Term, and in the event that (i) the Mortgage shall have been fully discharged, (ii) no subsequent Renewal Term shall occur and
(iii) any amount shall be due and owing to Lessee pursuant to the provisions of
Section 13.2 of the Participation Agreement, then Lessee shall be entitled to retain possession of the Aircraft and to extend the provisions of this Lease (other than the provisions for the payment of Basic Rent or Renewal Rent) for the Extension Period (as defined below), and no Basic Rent or Renewal Rent shall accrue or be payable by Lessee with respect to such Extension Period. The term "Extension Period" means the number of days (rounded to the next full day) equal to (A) the amount due and owing to Lessee pursuant to such Section 13.2, divided by (B) the fair market rental price per day of the Aircraft at the commencement of the Extension Period (determined in accordance with the same appraisal procedures as are set forth in Section 15.2, except that the appraiser shall be selected by Lessee and approved by Lessor (such approval to be given under the same conditions as are set forth in Section 15.2)).



                         SALE AND LEASE AGREEMENT N62SW

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered as of the day and year first above written.


                                   Lessor:

                                   FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION,
                                   not in its individual capacity except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement

                                   By [SIGNATURE APPEARS HERE]
                                     ------------------------------
                                        Title:  Trust Officer



                                   Lessee:

                                   SOUTHWEST AIRLINES CO.,

                                   By
                                     ------------------------------
                                        Title:  Treasurer



                           SALE AND LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered as of the day and year first above written.


                                   Lessor:

                                   FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION,
                                   not in its individual capacity except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement

                                   By [SIGNATURE APPEARS HERE]
                                     ------------------------------
                                        Title:  Trust Officer



                                   Lessee:

                                   SOUTHWEST AIRLINES CO.,

                                   By
                                     ------------------------------
                                        Title:  Treasurer


                           SALE AND LEASE AGREEMENT

                                                         EXHIBIT A TO
                                                         LEASE AGREEMENT



                    SALE AND LEASE AGREEMENT SUPPLEMENT NO._______


     THIS SALE AND LEASE AGREEMENT SUPPLEMENT NO._______, dated _________, _____ between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of July 15, 1991 (the "Trust Agreement"), between the Owner Participant named therein and such Bank ("Lessor"), and SOUTHWEST AIRLINES CO., a Texas corporation ("Lessee"),

                                   RECITALS.
                                   --------

     A. Lessor and Lessee have heretofore entered into that certain Sale and Lease Agreement dated as of July 15, 1991, as supplemented and amended from time to time (herein called the "Lease Agreement" and the defined terms therein being herein used with the same meaning), which Lease Agreement provides in Section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of Lessee's selling to Lessor, and Lessor's leasing back to Lessee, the Aircraft under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

     B. The Lease Agreement relates to the airframe and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof, and this Lease Supplement, together with such attachment, is being filed for recordation with the FAA on the date hereof as one document.

     In consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease Agreement, Lessor and Lessee hereby agree as follows:

     1. Lessee hereby delivers and sells to Lessor and Lessor hereby accepts and purchases from Lessee and in turn delivers and leases back to Lessee, and Lessee hereby accepts and leases back from Lessor, under the Lease Agreement, as herein supplemented, the following-described Boeing Model 737-2H4 Aircraft (the "Delivered Aircraft), which Delivered Aircraft as of the date hereof consists of the following:

     Airframe: U.S. Registration Number N62SW; Manufacturer's Serial No. 22060; and


                            SALE AND LEASE AGREEMENT

     Engines: Two Pratt & Whitney JT8D-9A Engines installed thereon bearing Engine Manufacturer's Serial Numbers as follows: 707328 and 687782.

Each of the Engines described above has 750 or more rated takeoff horsepower or the equivalent of such horsepower.

     2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. Lessee hereby confirms to Lessor that the Delivered Aircraft has been or will be duly marked in accordance with the terms of Section 7.1.2 of the Lease and that Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement, including its being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens except Permitted Liens.

     4. Lessor's Cost for the Delivered Aircraft is $10,000,000.00.

     5. All the provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

     6. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF TEXAS AND
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



                            SALE AND LEASE AGREEMENT

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.

                                   Lessor:

                                   FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                                   By
                                     ------------------------------
                                        Title:


                                   Lessee:

                                   SOUTHWEST AIRLINES CO.,


                                   By
                                     ------------------------------
                                        Title:  Treasurer



                            SALE AND LEASE AGREEMENT

                                                         EXHIBIT B TO
                                                         LEASE AGREEMENT
                        STIPULATED LOSS VALUE SCHEDULE

        SLV                                            STIPULATED LOSS VALUE
DETERMINATION DATE                                     (% OF LESSOR'S COST)
- ------------------                                     --------------------
   Prior to October 15, 1991                                   115.00
   October 15, 1991                                            111.75
   January 15, 1992                                            110.74
   April 15, 1992                                              109.69
   July 15, 1992                                               108.59
   October 15, 1992                                            107.46
   January 15, 1993                                            106.27
   April 15, 1993                                              105.05
   July 15, 1993                                               103.77
   October 15, 1993                                            102.45
   January 15, 1994                                            101.07
   April 15, 1994                                               99.64
   July 15, 1994                                                98.16
   October 15, 1994                                             96.61
   January 15, 1995                                             95.01
   April 15, 1995                                               93.34
   July 15, 1995                                                91.61
   October 15, 1995                                             89.81
   January 15, 1996                                             87.94
   April 15, 1996                                               86.00
   July 15, 1996                                                83.98
   October 15, 1996                                             81.88
   January 15, 1997                                             80.00
   Subsequent to January 15, 1997                               80.00


                           SALE AND LEASE AGREEMENT

                                                         EXHIBIT C TO
                                                         LEASE AGREEMENT

                        PERMITTED FOREIGN AIR CARRIERS

Aer Lingus
Air Canada
Air France
Air Inter
Alitalia
All Nippon Airways
Ansett Airlines of Australia
Austrian Airlines
British Airways
British Midland
Canadian Airlines International
Finnair
Iberia
Japan Air Lines
Japan Air Systems
KLM
Lufthansa
Malaysian Airline System
QANTAS Airways
Sabena
SAS
Singapore Airlines
Swissair
UTA

                           SALE AND LEASE AGREEMENT
                                      C-1